                     NUVEEN TAX-FREE UNIT TRUST

                           PROSPECTUS
                            PART ONE
                         JUNE 17, 1997

NOTE:  THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY
PART TWO.

SEE PART TWO FOR THE "SCHEDULES OF INVESTMENTS," ESSENTIAL
INFORMATION BASED THEREON, AND FINANCIAL STATEMENTS, INCLUDING
THE REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS, RELATING TO THE
SERIES OF THE TRUST OFFERED HEREBY.

THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax under existing law and, in the case of a State Trust, from certain state income taxes in the state for which such state Trust is named. All Bonds (as defined herein) in each Traditional Trust (as defined herein) were rated in the category "A" or better by Standard & Poor's, a division of The McGraw Hill Companies ("STANDARD & POOR'S" or "S&P"), Moody's Investors Service, Inc. ("MOODY'S") or Fitch Investors Service, Inc. ("FITCH"), on the date each Series was established (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Trust 76 and earlier National Trusts and SP-1, MIG 2 or F-2 or better, respectively, in the case of a Short Term Trust). All Bonds in each Insured Trust (as defined herein) are covered by policies of insurance obtained from the MBIA Insurance Corporation ("MBIA") or the Municipal Bond Insurance Association guaranteeing payment of principal and interest when due. All such policies of insurance remain effective so long as the obligations are outstanding. As a result of such insurance, the Bonds in each portfolio of the Insured Trusts have received a rating of "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's. Insurance relates only to the Bonds in the Insured Trusts and not to the Units offered or to their market value.

THE OBJECTIVES of the Trusts are tax-exempt income and conservation of capital through a diversified investment in tax-exempt Bonds (discount Bonds in the case of the Discount Trusts). (See "TAX STATUS OF UNITHOLDERS.") The payment of interest and the preservation of capital are, of course, dependent upon the continuing ability of the issuers or obligors, or both, of Bonds and of any insurer thereof to meet their obligations thereunder. There is no guarantee that the Trusts' objectives will be achieved. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the market value of the Bonds on the date of tender for redemption.

INTEREST INCOME to each Trust in a Series of the Nuveen Tax-
Free Unit Trust and to the Unitholders thereof, in the opinion of counsel, under existing law, is exempt from Federal income tax,

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1449354/KAF
and, in the case of a State Trust, from state income taxes in the state for which such State Trust is named. Capital gains, if any, are subject to tax per Unit for a particular Trust.

PUBLIC OFFERING PRICE. The Public Offering Price per Unit for a particular Trust for "secondary market" sales is based on a pro rata share of the sum of bid prices per Unit of the Bonds in such Trust plus the sales charges for the Bonds determined in accordance with the table set forth herein under the caption "Public Offering Price" based on the number of years remaining to the maturity of each such Bond and adjusted for cash, if any, held or owed by the Trust. See the table in "Public Offering Price" regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "PUBLIC OFFERING PRICE.") The minimum purchase is either $5,000 or 50 Units, whichever is less. The bid prices of the Bonds in a portfolio may represent a "market" discount from or premium over the par value of the Bonds.

THE UNITS being offered by this Prospectus are issued and outstanding Units that have either been reacquired by John Nuveen & Co. Incorporated through the purchase of Units tendered to the Trustee for redemption or by purchase by John Nuveen & Co. Incorporated or dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided herein under the caption "How Units May Be Redeemed Without Charge." Any profit or loss resulting from the sale of the Units will accrue to John Nuveen & Co. Incorporated or dealers and no proceeds from the sale will be received by the Trusts.

MARKET. A Unitholder may redeem Units at the office of the Trustee, The Chase Manhattan Bank, at prices based upon the bid prices of the Bonds in such Trust. The Sponsor, although not required to do so, intends to make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Trust.

BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE
REFERENCE.

UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED
OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND
INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF
PRINCIPAL.

                     NUVEEN TAX-FREE UNIT TRUST

                           PROSPECTUS
                            PART ONE
                         JUNE 17, 1997

                       TABLE OF CONTENTS

THE NUVEEN TAX-FREE UNIT TRUST - DESCRIPTION......................   1
INSURANCE ON BONDS IN INSURED TRUSTS ..............................  2
INSURANCE ON CERTAIN BONDS IN TRADITIONAL TRUSTS ..................  4
PUBLIC OFFERING PRICE .............................................  4
ACCRUED INTEREST ..................................................  6
ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN ...........  7
DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT ............  7
SELECTION OF BONDS FOR DEPOSIT IN THE TRUSTS ......................  8
ALABAMA TRUSTS - ECONOMIC FACTORS ................................. 13
ARIZONA TRUSTS - ECONOMIC FACTORS ................................. 15
CALIFORNIA TRUSTS - ECONOMIC FACTORS .............................. 17
COLORADO TRUSTS - ECONOMIC FACTORS ................................ 22
CONNECTICUT TRUSTS - ECONOMIC FACTORS ............................. 25
FLORIDA TRUSTS - ECONOMIC FACTORS ................................. 26
GEORGIA TRUSTS - ECONOMIC FACTORS ................................. 30
MARYLAND TRUSTS - ECONOMIC FACTORS ................................ 32
MASSACHUSETTS TRUSTS - ECONOMIC FACTORS ........................... 34
MICHIGAN TRUSTS - ECONOMIC FACTORS ................................ 40
MINNESOTA TRUSTS - ECONOMIC FACTORS ............................... 42
MISSOURI TRUSTS - ECONOMIC FACTORS ................................ 44
NEW JERSEY TRUSTS - ECONOMIC FACTORS .............................. 46
NEW YORK TRUSTS - ECONOMIC FACTORS ................................ 48
NORTH CAROLINA TRUSTS - ECONOMIC FACTORS .......................... 53
OHIO TRUST - ECONOMIC FACTORS ..................................... 55
OREGON TRUSTS - ECONOMIC FACTORS .................................. 57
PENNSYLVANIA TRUSTS - ECONOMIC FACTORS ............................ 60
TENNESSEE TRUSTS - ECONOMIC FACTORS ............................... 64
TEXAS TRUSTS - ECONOMIC FACTORS ................................... 66
VIRGINIA TRUSTS - ECONOMIC FACTORS ................................ 69
TAX STATUS OF UNITHOLDERS ......................................... 70
TAXABLE EQUIVALENT YIELDS ......................................... 73
ALABAMA TRUSTS - TAX MATTERS ...................................... 75
ARIZONA TRUSTS - TAX MATTERS ...................................... 76
CALIFORNIA TRUSTS - TAX MATTERS ................................... 76
COLORADO TRUSTS - TAX MATTERS ..................................... 77

CONNECTICUT TRUSTS - TAX MATTERS .................................. 78
FLORIDA TRUSTS - TAX MATTERS ...................................... 79
GEORGIA TRUSTS - TAX MATTERS ...................................... 79
MARYLAND TRUSTS - TAX MATTERS ..................................... 80
MASSACHUSETTS TRUSTS - TAX MATTERS ................................ 80
MICHIGAN TRUSTS - TAX MATTERS ..................................... 81
MINNESOTA TRUSTS - TAX MATTERS .................................... 82
MISSOURI TRUSTS - TAX MATTERS ..................................... 83
NEW JERSEY - TAX MATTERS .......................................... 83
NEW YORK TRUSTS - TAX MATTERS ..................................... 84
NORTH CAROLINA - TAX MATTERS ...................................... 85
OHIO TRUSTS - TAX MATTERS ......................................... 85
OREGON TRUSTS - TAX MATTERS ....................................... 86
PENNSYLVANIA TRUSTS - TAX MATTERS ................................. 86
TENNESSEE TRUSTS - TAX MATTERS .................................... 87
TEXAS TRUSTS - TAX MATTERS ........................................ 88
VIRGINIA TRUSTS - TAX MATTERS ..................................... 89
COUNSEL FOR TRUSTEE ............................................... 89
OPERATING EXPENSES ................................................ 89
DISTRIBUTIONS TO UNITHOLDERS ...................................... 90
NATIONAL TRADITIONAL TRUSTS 4 THROUGH 39 - SEMI-ANNUAL
DISTRIBUTIONS ..................................................... 91
NATIONAL TRADITIONAL TRUST 40 AND SUBSEQUENT NATIONAL TRADITIONAL
TRUSTS; ALL OTHER TRUSTS - OPTIONAL DISTRIBUTIONS ................. 91
ACCUMULATION PLAN ................................................. 92
DETAILED REPORTS TO UNITHOLDERS ................................... 93
UNIT VALUE AND EVALUATION ......................................... 94
DISTRIBUTION OF UNITS TO THE PUBLIC ............................... 94
OWNERSHIP AND TRANSFER OF UNITS ................................... 95
REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES ............. 96
MARKET FOR UNITS .................................................. 96
HOW UNITS MAY BE REDEEMED WITHOUT CHARGE .......................... 96
HOW UNITS MAY BE PURCHASED BY THE SPONSOR ......................... 97
HOW BONDS MAY BE REMOVED FROM THE TRUSTS .......................... 98
INFORMATION ABOUT THE TRUSTEE ..................................... 98
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE ................. 98
SUCCESSOR TRUSTEES AND SPONSORS ................................... 98
INFORMATION ABOUT THE SPONSOR ..................................... 99
AMENDMENT AND TERMINATION OF INDENTURE ............................100
LEGAL OPINION .....................................................100

AUDITORS ..........................................................100
DESCRIPTION OF RATINGS (AS PUBLISHED BY THE RATING COMPANIES) .....100

                  THE NUVEEN TAX-FREE UNIT TRUST

THE NUVEEN TAX-FREE UNIT TRUST - DESCRIPTION

Each Series of the Nuveen Tax-Free Unit Trust (the "TRUST") is one of a series of separate but similar investment companies created by the Sponsor, each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts; the trusts in which few or none of the Bonds are insured are sometimes referred to as the "Traditional Trusts," the trusts in which all of the Bonds are insured as described herein are sometimes referred to as the "Insured Trusts," and the state trusts (both Traditional and Insured) are sometimes referred to as the "State Trusts." The general term "Trust(s)" should be understood to refer collectively to both Traditional and Insured Trusts. Each Trust includes only Bonds that are, in the opinion of counsel, exempt from Federal income tax and, in the case of a State Trust, from certain taxation in the state for which such State Trust is named. Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "INDENTURE") between John Nuveen & Co. Incorporated (the "SPONSOR") and The Chase Manhattan Bank (the "TRUSTEE").

The objectives of the Trusts are income exempt from Federal income tax and, in the case of a State Trust, where applicable, from state income and intangibles taxes, and conservation of capital, through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law. Bonds in any State Trust have been issued primarily by or on behalf of the state for which such Trust is named and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel, exempt from Federal and (except for certain Bonds in the Connecticut Trusts, which were issued prior to the taxation by Connecticut of interest income of resident individuals) certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that state. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor or by the issuers of such Bonds from the Municipal Bond Insurance Association or MBIA Insurance Corporation, and as a result of such insurance the Bonds in the Insured Trusts are rated "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's. (See "INSURANCE ON BONDS IN INSURED TRUSTS.") All obligations in each Traditional Trust were rated at the date the Trust was established in the category "A" or better (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Trust 76 and earlier National Trusts and SP-1, MIG 2 or F-2 or better, respectively, in the case of short-term obligations included in a Short Term Traditional Trust) by Standard & Poor's, Moody's and/or Fitch (including provisional or conditional ratings). (See "DESCRIPTION OF RATINGS.") In addition, certain Bonds in certain Traditional Trusts may be covered by insurance guaranteeing the timely payment, when due, of all principal and interest. There is, of course, no guarantee that the Trusts' objectives will be achieved. The bid prices of the Bonds in the portfolio of any Trust may represent a deep "market" discount from the par value of the Bonds. At the time each Discount Trust was established, the market value of the Bonds in the portfolio was significantly below face value, and the current bid prices of the Bonds in such Trusts may continue to represent a deep "market" discount from the par value of the Bonds.

Gains realized on the sale, payment on maturity or redemption of the Bonds by the Trustee or on the sale or redemption of Units by a Unitholder are included in a Unitholder's gross income for Federal income tax purposes. (See "TAX STATUS OF UNITHOLDERS.") The Sponsor has deposited with the Trustee the interest-bearing obligations listed in the Schedules of Investments in Part Two (the "BONDS"), which constitute the Trusts' underlying securities. The State of Florida imposes no income tax on individuals, and exemption from that State's intangibles tax provides only a slight tax advantage to purchasers of a Florida Trust. The State of Texas currently imposes no income tax on individuals; accordingly, there is no State tax advantage to purchasers of a Texas Trust. (See "TAX STATUS OF UNITHOLDERS" for a discussion of these matters.)

Payment of interest on the Bonds in each Insured Trust, and of principal at maturity, is guaranteed under policies of insurance obtained by the Sponsor or by the issuers of the Bonds.
(See "INSURANCE ON BONDS IN INSURED TRUSTS.")

At the Date of Deposit, each National Trust, State Trust and Discount Trust consisted of long-term (approximately 15 to 40 year maturities) obligations; each Long Intermediate Trust consisted of intermediate to long-term (approximately 11 to 19 year maturities) obligations; each Intermediate Trust and State Intermediate Trust consisted of intermediate-term (approximately 5 to 15 year maturities) obligations; each Short Intermediate Trust and State Short Intermediate Trust consisted of short to intermediate-term (approximately 3 to 7 year maturities) obligations; and each Short Term Trust consisted of short-term (approximately 1 to 5 year maturities) obligations.

Each Trust consists of fixed-rate municipal debt obligations. Because of this an investment in a Trust should be made with an understanding of the risks which investment in debt obligations may entail, including the risk that the value of the debt obligations, and therefore of the Units, will decline with increases in market interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. During the past decade there have been substantial fluctuations in interest rates and, accordingly, in the value of long-term debt obligations.
The Sponsor cannot predict the extent or timing of such fluctuations and, accordingly, their effect upon the value of the Bonds. Other risks include the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, "mandatory put" features, early call provisions and the potential for changes in the tax status of the Bonds.

Each Unit of a Trust represents a fractional undivided interest in the principal and net income of such Trust in the ratio set forth in "Essential Information" in Part Two for the applicable Trust. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Units offered hereby are issued and outstanding Units which have either been reacquired by the Sponsor through the purchase of Units tendered to the Trustee for redemption or by purchase by the Sponsor or dealers in the open market. No offering is being made on behalf of the Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor.

INSURANCE ON BONDS IN INSURED TRUSTS

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the Sponsor or by the issuers or underwriters of Bonds from the Municipal Bond Insurance Association (the "ASSOCIATION") (for Insured Series 1 through 107) or the MBIA Insurance Corporation (the "CORPORATION") (for Insured Series 108 and all subsequent Series) (the Association and the Corporation are referred to collectively as the "INSURERS"). Each insurance policy is an obligation only of the Insurer that issued it and not of the other. Policies issued by the Association are obligations of the Association and not of the Corporation, and policies issued by the Corporation are not obligations of the Association or its members. Some of the Bonds in each Insured Trust may be covered by a policy or policies of insurance obtained by the issuers or underwriters of the Bonds. The appropriate Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy the appropriate Insurer will unconditionally guarantee to the holders or owners of the Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The appropriate Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the Bond issuers or from any other sources other than the Insurer. Each Insurer has indicated that the insurance policies do not insure the payment of principal or interest on Bonds which are not required to be paid by the issuer thereof because the Bonds were not validly issued; as indicated under "Tax Status of Unitholders," the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Insured Trusts. The Insurers' policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the paying agent or any other paying agent for the Bonds. The policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the Date of Deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer.

Upon notification from the trustee for any Bond issuer or any holder or owner of the Bonds or coupons that such trustee or paying agent has insufficient funds to pay any principal or interest in full when due, the appropriate Insurer will be obligated to deposit funds promptly with State Street Bank and Trust Company, N.A., New York, New York, as fiscal agent for the Insurers, sufficient to fully cover the deficit. If notice of nonpayment is received on or after the due date, the appropriate Insurer will provide for payment within one business day following receipt of the notice. Upon payment by an Insurer of any Bonds, coupons, or interest payments, such Insurer shall succeed to the rights of the owner of such Bonds, coupons or interest payments with respect thereto.

THE ASSOCIATION. Each insurance company comprising the Association is severally and not jointly obligated under each policy issued by the Association in the following respective percentages: The AEtna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company, 15%; CIGNA Property and Casualty Company (formerly AEtna Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the policy and will not be obligated to pay any unpaid obligation of any other member of the Association. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

The following table sets forth financial information with respect to the five insurance companies comprising the Association. The statistics have been furnished by the Association and are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts.

             MUNICIPAL BOND INSURANCE ASSOCIATION
    FIVE MEMBER COMPANIES, ASSETS AND POLICYHOLDERS' SURPLUS
              (UNAUDITED) AS OF MARCH 31, 1995
                  (AMOUNTS IN THOUSANDS)

                                                      CIGNA
                 AETNA     FIREMAN'S    TRAVELERS     PROPERTY     CONTINENTAL
               CASUALTY      FUND       INDEMNITY   AND CASUALTY    INSURANCE

Assets        $10,225,604  $7,126,217  $10,461,356   $4,260,177     $3,060,583

Liabilities     8,312,158   5,116,059    8,654,130    3,637,513      2,380,723

Policyholder's
Surplus         1,913,446   2,010,158    1,807,226      622,664        679,860

THE CORPORATION. The Corporation is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against the Corporation. The Corporation is a limited liability corporation rather than a several liability association. The Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Corporation has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Corporation is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

As of December 31, 1995, the Corporation had admitted assets of $3.8 billion (audited), total liabilities of $2.5 billion (audited), and total capital and surplus of $1.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1996, the Corporation had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Corporation's year-end financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504.

Moody's rates all bond issues insured by the Insurers "Aaa" and short-term loans "MIG 1", both designated to be of the highest quality.

Standard & Poor's rates the claims-paying ability of both the Insurers "AAA Prime Grade."

Fitch, upon request, rates all bond issues insured by the Insurers "AAA" and short-terms loans "F-1."

Each rating of the Insurers should be evaluated independently. No application has been made to any other rating agency in order to obtain additional ratings on the Bonds. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurers and their ability to pay claims on their policies of insurance. (See "DESCRIPTION OF RATINGS.") Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Bonds.

Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units nor does it guaranty that the ratings on the Bonds will not be revised or withdrawn.

INSURANCE ON CERTAIN BONDS IN TRADITIONAL TRUSTS

Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer, or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "AAA" by Standard & Poor's, "AAA" by Fitch and/or "Aaa" by Moody's, in recognition of such insurance.

If a Bond in a Traditional Trust is insured, the Schedule of Investments will identify the insurer. Such insurance will be provided by Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Bond Investors Guaranty Insurance Company, now known as MBIA Corp. of Illinois ("BIG"), Capital Guaranty Insurance Company ("CGIC"), Financial Security Assurance, Inc. ("FSA"), Municipal Bond Insurance Association (the "ASSOCIATION"), the MBIA Insurance Corporation ("CORPORATION") or Connie Lee Insurance Company ("CONNIE LEE"). The Sponsor to date has purchased and presently intends to purchase insurance for Bonds in Traditional Trusts exclusively from the Corporation (see the preceding disclosure regarding the Corporation). There can be no assurance that any insurer listed herein will be able to satisfy its commitments in the event claims are made in the future. However, at the date hereof, Standard & Poor's has rated the claims-paying ability of each insurer "AAA," and Moody's has rated all bonds insured by each such insurer, except Connie Lee, "Aaa." Moody's gives no ratings for bonds insured by Connie Lee.

Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

PUBLIC OFFERING PRICE

The Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Trust (1) as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open, or (2) as of such earlier closing time on each day on which the Exchange is scheduled in advance to close at an earlier time, and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time, or such earlier closing time, on each such day. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $50,000 or 500 Units and will be applied on whichever basis is more favorable to the purchaser. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen-sponsored unit trusts in the primary or secondary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge, according to the table set forth below, based on the amount of intended aggregate purchases (excluding purchases which are subject only to a deferred sales charge) as expressed in the letter of intent. For purposes of letter of intent calculations, units of equity products are valued at $10 per unit. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the intended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor.

By establishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by The Chase Manhattan Bank, Trustee, pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the expiration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be transferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for those purchases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written request by the Sponsor or the Unitholder's securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted toward the intended amount.

The Public Offering Price of the Units of each Trust for secondary market purchases is determined by adding to the Trustee's determination of the bid price of each Bond in the Trust the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust, and dividing the result by the number of Units of such Trust then outstanding. For purposes of this calculation, Bonds will be deemed to mature on their stated maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date shall be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory put," in which case such mandatory put date shall be deemed to be the date upon which they mature. Any assumptions regarding maturity made for purposes of determining the appropriate sales charge in no way predict or guarantee the actual remaining life of a given Trust.

The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000 or 500 Units:

                                 AMOUNT OF PURCHASE*

                                      YEARS TO
                                      MATURITY


                        $50,000  $100,000  $250,000  $500,000  $1,000,000  $2,500,000  $5,000,000
YEARS TO      UNDER        TO       TO        TO         TO        TO          TO          OR
MATURITY     $50,000    $99,000  $249,999  $499,999  $999,999  $2,499,999  $4,999,999     MORE
Less than 1  0          0        0         0         0         0           0           0

1 but less
than 2       1.523%     1.446%   1.369%    1.317%    1.215%    1.061%      .900%       .750%

2 but less
than 3       2.041      1.937    1.833     1.729     1.626     1.420       1.225       1.030

3 but less
than 4       2.564      2.433    2.302     2.175     2.041     1.781       1.546       1.310

4 but less
than 5       3.093      2.961    2.828     2.617     2.459     2.175       1.883       1.590

5 but less
than 7       3.627      3.433    3.239     3.093     2.881     2.460       2.165       1.870

7 but less
than 10      4.167      3.951    3.734     3.520     3.239     2.828       2.489       2.150

10 but less
than 13      4.712      4.467    4.221     4.004     3.788     3.253       2.842       2.430

13 but less
than 16      5.263      4.988    4.712     4.439     4.167     3.627       3.169       2.710

16 or more   5.820      5.542    5.263     4.987     4.603     4.004       3.500       3.000


____________________
*Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on a Trust, for instance one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). For purposes of illustration, the sales charge on a Trust consisting entirely of Bonds maturing in 13 to 16 years would be 5% (5.263% of the net amount invested); on a Trust consisting entirely of Bonds maturing in 10 to 13 years, 4.5% (4.712% of the net amount invested); on a Trust consisting entirely of Bonds maturing in 5 to 7 years, 3.5% (3.627% of the net amount invested); and on a Trust consisting entirely of Bonds maturing in 3 to 4 years, 2.5% (2.564% of the net amount invested). The actual secondary sales charge included in the Public Offering Price of any particular Trust will depend on the maturities of the Bonds in the portfolio of such Trust.

As more fully set forth under "Accrued Interest" below, accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units.

The above graduated sales charge will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of any Series will be aggregated with concurrent purchases of Units of any other Series or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed.

Purchases by or for the account of individuals and their spouses, parents, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("IMMEDIATE FAMILY MEMBERS") will be aggregated to determine the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Units may be purchased at the Public Offering Price without a sales charge by officers or directors and by bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp. and The John Nuveen Company, including in each case these individuals and their immediate family members (as defined above).

Units may be purchased in the secondary market at the Public Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases (see "DISTRIBUTION OF UNITS TO THE PUBLIC") by (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as defined above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

Whether or not Units are being offered for sale, the Sponsor shall also determine the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "BUSINESS DAY" shall be any day on which the Exchange is normally open. (See "UNIT VALUE AND EVALUATION.")

Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of the Trust. In the course of regularly appraising the value of Bonds in each Trust, the Sponsor will attempt to estimate the date on which a Trust's value will fall below the 20% level based on anticipated bond events over a five-year period, including maturities, escrow calls and current calls or refundings, assuming certain market rates. The Sponsor intends from time to time to recommend that certain Trusts whose values have fallen or are anticipated to fall below the 20% level be terminated based on certain criteria which could adversely affect the Trust's diversification. Once the Sponsor has determined that a Trust's value has fallen or may fall below the 20% level within a five-year period, for purposes of computing the sales charge, the maturity of each bond in such Trust will be deemed to be the earlier of the estimated termination date of the Trust or the actual date used when pricing the bond under Municipal Securities Rulemaking Board rules and interpretations issued thereunder.

ACCRUED INTEREST

Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Trust is accounted for daily on an accrual basis. For this reason, the purchase price of Units of each Trust will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. Accrued interest does not include accrual of original issue discount on zero coupon bonds, stripped obligations or other original issue discount bonds. (See "SELECTION OF BONDS FOR DEPOSIT IN THE TRUSTS" and "TAX STATUS OF UNITHOLDERS.") Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Trust. Since municipal bond interest is accrued daily but generally paid only semi-annually, during the initial months of each Trust, the Interest Account, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. However, due to advances by the Trustee, the Trustee will provide a first distribution between approximately 30 and 60 days after the Date of Deposit. Assuming each Trust retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is included in the purchase price and the redemption price of the Units.

Interest is accounted for daily, and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Trust. (See "DISTRIBUTIONS TO UNITHOLDERS.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.

ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

The Estimated Long Term Return for each Trust is a measure of the return to the investor expected to be earned over the estimated life of the Trust. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the Trust's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for the Trust's portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of the Trust. The Estimated Long Term Return calculation does not take into account the effect of a first distribution which may be less than a regular distribution or may be paid at some point after 30 days (or a second distribution which may be less than a normal distribution for Unitholders who choose quarterly or semi-annual plans of distribution), and it also does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plans of distribution, each of which will reduce the return.

Estimated Current Return is computed by dividing the Net
Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in the Trust's portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to the Trust, less estimated expenses, by the number of Units outstanding.

Net Annual Interest Income per Unit, used to calculate
Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Trust may experience expenses and portfolio changes different from those assumed in the calculation of estimated Long Term Return. There can be no assurance that the Estimated Current Returns or Estimated Long Term Returns quoted to a Trust will be realized in the future. A Unitholder's actual return may vary significantly from the Estimated Long Term Return based on their holding period, market interest rate changes, other factors affecting the prices of individual bonds in the portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that they remain in the Trust; such actual holding periods may be reduced by termination of the Trust, as described in "Amendment and Termination of Indenture". Since both the Estimated Current Return and the Estimated Long Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Trust without charge to each potential investor in a Trust who receives this prospectus and makes an oral or written request to the Sponsor for such information.

A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Nuveen Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CD's and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CD's and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in the Prospectus.

DETERMINATION OF THE PRICE OF BONDS AT DATE OF DEPOSIT

Except as indicated below, for Series 590 and all prior
Trusts, the prices at which the Bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined by the Trustee on the basis of an evaluation of the Bonds prepared by Standard & Poor's, a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds. For Series 591 and all subsequent Series, the prices at which the bonds deposited in each Trust would have been offered to the public on the business day prior to the Date of Deposit were determined on the basis of an evaluation of the Bonds by Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. ("KENNY S&P"), a firm regularly engaged in the business of evaluating, quoting and appraising comparable bonds. With respect to Bonds in Insured Trusts and insured Bonds in Traditional Trusts, either Standard & Poor's or Kenny S&P, as applicable, evaluated the Bonds as so insured. For National Trust 4 through 22, such prices were determined by the Trustee on the basis of consultation with dealers in public bonds other than the Sponsor, by reference to the Blue List of Current Municipal Offerings (a daily publication containing the current public offering prices of public bonds of all grades currently being offered by dealers and banks).

SELECTION OF BONDS FOR DEPOSIT IN THE TRUSTS

In selecting Bonds for the Trusts, the following factors, among others, were considered: (i) the Standard & Poor's, Moody's and/or Fitch ratings of the Bonds (see page 1 for a description of minimum rating standards), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity (in addition, in the case of Discount Trusts, the prices relative to newly issued bonds of comparable quality, coupon, and maturity, I.E., the existence of "MARKET" discount), (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds, and (v) in the case of Insured Trusts only, the availability of insurance on such Bonds.

In order for Bonds to be eligible for insurance by the Association or the Corporation, they must have credit characteristics which, in the opinion of the applicable Insurer, would qualify them as "investment grade" obligations. Insurance is not a substitute for the basic credit of an issuer, but rather supplements the existing credit and provides additional security therefor. All Bonds insured by either of the Insurers receive a rating of "AAA" by Standard & Poor's, "AAA" by Fitch, or "Aaa" by Moody's, as the case may be. (See "INSURANCE ON BONDS IN INSURED TRUSTS.")

Each Trust consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition.

A Trust portfolio may consist of Bonds priced at a deep
"market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. (See "TAX STATUS OF UNITHOLDERS.") Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that many of the Bonds in each Trust portfolio are subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as "Accreted Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds.

As a number of the Trusts contain Bonds issued by school districts, investors should be aware that litigation challenging the validity, under state constitutions, of present systems of financing public education has been initiated in a number of states. Decisions have been reached in some states holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor, however, does not believe that such efforts, even if successful, will have a material adverse effect on the ability of any of the issuers of Bonds contained in the Trusts' portfolios to make principal and interest payments when due.

The Sponsor participated as either the sole underwriter or manager or as a member of the syndicates which were the original underwriters of a number of the Bonds in certain Trusts. An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the intention of marketing such bonds to investors at a profit.

All of the Bonds in each Trust are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedules of Investments" in Part Two and in most cases pursuant to a sinking fund or special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. Events that may permit or require the special or extraordinary redemption of bonds include, among others: substantial damage to or destruction of the project for which the proceeds of the bonds were used; exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; a final determination that the interest on the bonds is taxable; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomical; changes in law or an administrative or judicial decree which render the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which create unreasonable burdens or which impose excessive liabilities, such as taxes, not imposed on the date the bonds were issued, on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds which may be applied to redeem bonds; an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds; or a default in payment or failure to comply with the restrictions created as part of the bond financing on the part of the operator or principal user of a project financed by the bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See the discussion of the various types of bond issues, below, for certain information on the call provisions of such bonds, particularly single family mortgage revenue bonds.

The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to sinking fund or special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). Redemption pursuant to optional call provisions may be, and redemption pursuant to sinking fund or special or extraordinary redemption provisions is likely to be, at a price equal to the par value of the bonds without any premium (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to as "ACCRETED VALUE"). Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN" and the "SCHEDULES OF INVESTMENTS" in Part Two.)

Certain of the Bonds in each Trust's portfolio may be subject to continuing requirements regarding the actual use of Bond proceeds, the manner of operation of the project financed from Bond proceeds or the rebate of excess earnings on Bond proceeds, any of which may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.

Certain Bonds may carry a "mandatory put" (also referred to as a "MANDATORY TENDER" or "MANDATORY REPURCHASE") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. Under the Indenture, the Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Trust and for purposes of calculating the average maturity of the Bonds in any Trust.

Except as otherwise indicated herein or in Part Two of the Prospectus, to the best knowledge of the Sponsor, there was no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the date of this Prospectus, litigation may be initiated with respect to Bonds in any Trust. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax.

An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. These include but are not limited to the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. The following paragraphs discuss certain characteristics of the Bonds in the Trusts and of certain types of issuers in whose securities a Trust portfolio may be deemed to be "concentrated." These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust or which may adversely affect the ratings of such Bonds; with respect to the Insured Trusts, however, because of the insurance obtained by the Sponsor or by the Bond issuers, such changes should not adversely affect any Insured Trust's receipt of principal and interest, the Standard & Poor's AAA, Fitch's AAA or Moody's Aaa ratings of the Bonds in an Insured Trust's portfolio.

ESCROW SECURED OBLIGATIONS. Some of the Bonds in a Trust may be obligations of issuers which are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

HEALTH CARE FACILITY OBLIGATIONS.  Some of the Bonds in a
Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

HOUSING OBLIGATIONS. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Such issues are generally characterized by mandatory redemption at par, or in the case of original issue discount bonds, accreted value in the event of economic defaults and in the event of a failure of the operator of a project to comply with certain covenants as to the operation of the project. The failure of such operator to comply with certain covenants related to the tax-exempt status of interest on the Bonds, such as provisions requiring that a specified percentage of units be rented or available for rental to low or moderate income families, potentially could cause interest on such Bonds to be subject to Federal income taxation from the date of issuance of the Bonds. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. Occupancy of such housing projects may be adversely affected by rent levels and income limitations imposed under Federal and state programs.

SINGLE FAMILY MORTGAGE REVENUE BONDS. Some of the Bonds in a Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The redemption price of such issues may be more or less than the offering price of such bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under
Section 103A of the Internal Revenue Code of 1954, as amended, or
Section 143 of the Internal Revenue Code of 1986, which Sections contain certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurance that such continuing requirements will be satisfied; the failure to meet such requirements could cause interest on the Bonds to be subject to Federal income taxation, possibly from the date of issuance of the Bonds.

FEDERALLY ENHANCED OBLIGATIONS. Some of the mortgages which secure the various health care or housing projects which underlie the previously discussed Health Facility, Housing and Single Family Mortgage Revenue Obligations (the "OBLIGATIONS") in a Trust may be insured by the Federal Housing Administration ("FHA"). Under FHA regulations, the maximum insurable mortgage amount cannot exceed 90% of the FHA's estimated value of the project. The FHA mortgage insurance does not constitute a guarantee of timely payment of the principal of and interest on the Obligations. Payment of mortgage insurance benefits may be
(1) less than the principal amount of Obligations outstanding or
(2) delayed if disputes arise as to the amount of the payment or if certain notices are not given to the FHA within prescribed time periods. In addition, some of the previously discussed Obligations may be secured by mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"), a wholly owned corporate instrumentality of the United States, and/or the Federal National Mortgage Association ("FANNIE MAE"), a federally chartered and stockholder-owned corporation. GNMA and Fannie Mae guarantee timely payment of principal and interest on the mortgage-backed certificates, even where the underlying mortgage payments are not made. While such mortgage-backed certificates are often pledged to secure payment of principal and interest on the Obligations, timely payment of interest and principal on the Obligations is not insured or guaranteed by the United States, GNMA, Fannie Mae or any other governmental agency or instrumentality. The GNMA mortgage-backed certificates constitute a general obligation of the United States backed by its full faith and credit. The obligations of Fannie Mae, including its obligations under the Fannie Mae mortgage-backed securities, are obligations solely of Fannie Mae and are not backed by, or entitled to, the full faith and credit of the United States.

INDUSTRIAL REVENUE OBLIGATIONS.  Certain of the Bonds in a
Trust may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may have an impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected. The IRBs in a Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, in the case of original issue discount bonds, Accreted Value. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs in a Trust prior to the stated maturity of such Bonds.

UTILITY OBLIGATIONS. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of several types of energy, including electric and natural gas. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds. Finally, utilities may be subject to deregulation and competitive pressure from alternative providers.

TRANSPORTATION FACILITY REVENUE BONDS. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The major portion of an airport's gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or other governmental financial assistance. Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, demographic and population shifts, and competition from other forms of transportation; and by increased costs, including costs resulting from previous deferrals of maintenance. Port authorities derive their revenues primarily from fees imposed on ships using the facilities. The rate of utilization of such facilities may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks.

WATER AND/OR SEWERAGE OBLIGATIONS.  Some of the Bonds in a
Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

UNIVERSITY AND COLLEGE REVENUE OBLIGATIONS.  Some of the
Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

BRIDGE AUTHORITY AND TOLLROAD OBLIGATIONS.  Some of the
Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

DEDICATED-TAX SUPPORTED BONDS. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such Bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

MUNICIPAL LEASE BONDS. Some of the Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity. Such payments are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

ORIGINAL ISSUE DISCOUNT BONDS AND STRIPPED OBLIGATIONS.
Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. (See "TAX STATUS OF UNITHOLDERS.") The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

Original issue discount bonds, including zero coupon bonds, may be subject to redemption at the Accreted Value plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" in Part Two for call provisions of portfolio Bonds.

Certain of the Bonds in a Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation. An obligation is "stripped" by depositing it with a custodian, which then effects a separation in ownership between the bond and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. With respect to each Unitholder, the Internal Revenue Code treats as "original issue discount" that portion of the discount which produces a yield to maturity (as of the date of purchase of the Unitholder's Units) equal to the lower of the coupon rate of interest on the underlying obligation or the yield to maturity on the basis of the purchase price of the Unitholder's Units which is allocable to each Stripped Obligation. Original issue discount which accrues with respect to a Stripped Obligation will be exempt from Federal income taxation to the same extent as interest on the underlying obligations. (See "TAX STATUS OF UNITHOLDERS.")

Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The Sponsor believes the information summarized below describes some of the more significant events relating to the various State Trusts. The sources of such information are official statements of issuers in each state and other publicly available information, generally as of the date on or before the date of this Part One Prospectus, unless otherwise indicated.
The Sponsor has not independently verified this information and makes no representation regarding the accuracy or completeness of the sources of information which have been available to it, but believes them to be complete and has itself relied upon them.

ALABAMA TRUSTS - ECONOMIC FACTORS

The portfolio of each Alabama Trust consists primarily of obligations issued by entities located in Alabama.

GENERAL. Alabama's economy has experienced a major trend toward industrialization over the last two decades. By 1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

Among several leading manufacturing industries have been pulp and paper and chemicals. In recent years, Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

From 1995-96, total farm and forestry receipts were over $4.1 billion. Cash receipts from farm commodities totaled $2.91 billion, a slight decrease from $2.95 billion in 1994-95. The top five commodities for cash receipts were (1) poultry,
(2) cattle and calves, (3) cotton, (4) nursery, sod, and greenhouse products, and (5) peanuts. Combined, they accounted for approximately 85% of the total receipts. Poultry made up almost 60% of the total cash receipts.

Principal crops in Alabama during 1995-96 were cotton, corn, soybeans, peanuts, and wheat. Alabama ranked third in broiler production, third in peanuts, and 11th in cotton production.

EMPLOYMENT. Preliminary data show total nonagricultural employment as of January 1997 was 1.823 million (all data not seasonally adjusted). This is an increase of 28,900 from January
1996. The unemployment rate as of January 1997 was 4.4%, much lower than its 5.8% rate in January 1996. The national unemployment rate was 5.9% and 6.3% in January of 1997 and January 1996, respectively.

The Alabama economy created almost 27,000 new jobs in 1996, with the trade and services sector contributing almost 57% of these. In contrast, the manufacturing sector lost approximately 5,000 jobs, with all of the losses occurring in nondurable goods production. Slower job growth in 1997 is consistent with national trends. Nevertheless, the Alabama economy should still add about 20,500 new jobs in 1997. Although overall manufacturing jobs losses will continue, jobs should be added in nonelectrical and electrical machinery manufacturing.

Business services and health care services will contribute the largest share of new jobs in 1997. The state should also gain some employment from the Mercedes-Benz plant and its related industries. However, job losses in defense-related industries may offset some of this growth. Some construction-related industries (lumber; stone, clay, and glass; and fabricated metals) are expected to add jobs in 1997. These new jobs will be indirect effects of the opening of the Mercedes-Benz plant and its suppliers.

The service-producing industry is the largest industry, consisting of 73.6% of total nonagricultural employment in 1996. The manufacturing industry, the largest goods-producing industry, made up 21% of total wage and salary employment in 1996. Manufacturing accounts for 23% of the total output created in the state. Remaining total nonagricultural employment in 1996 consisted of service 22.4%, trade 23.1%, government 18.9%, transportation, communications, and public utilities 4.9%, construction 4.8%, finance, insurance and real estate 4.3%, and mining 0.6%.

Real wage and salary income in the state will grow only 1.2% in 1997, down significantly from the 1996 real growth rate of 1.8%. During the last two years, Alabama has been one of the ten slowest growing states in terms of income. One of the major reasons for this slow growth has been the continuing changes in the state's economic structure; Alabama has created more jobs in trade and services than in manufacturing. Average wages are higher in manufacturing than in trade and services.

TRANSPORTATION. Alabama contains one of the largest networks of inland river systems in the nation. Across the northern section of the State, through the heartland and down to the Gulf of Mexico flow the waters of four major rivers offering barge transportation to industries and businesses that depend on the movement of large, heavy or bulky cargoes.

The Port of Mobile is one of the nation's busiest ports in tons of cargo handled. It has been the largest port of entry in the United States for bauxite, a basic ingredient in aluminum. Other important imports handled at the Port of Mobile are manganese, iron ore, chrome ore, newsprint, wire and nails. In addition to coal, the State's most important export, the other significant exports passing through the Port of Mobile are soybeans, corn, flour, wheat, rice, lumber, scrap iron, paper and paper products, creosoted timber, dry milk, iron, steel and iron and steel products.

Political subdivisions of the State have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by the Alabama Trusts and thereby adversely affect Unitholders.

In the fiscal year ended September 30, 1996, total tax revenues in the state grew by 2.7%, an increase of $129.8 million. Total tax collections from all sources equaled $4.997 billion. Income taxes accounted for approximately 41% of total revenues. Sales taxes were the second largest source of revenue, contributing about 26% of the total.

For fiscal year 1996-97, total tax revenues are forecasted to increase by 2.3%. Revenues are expected to increase $114 million, down from $129.8 million in fiscal year 1996. A nominal growth rate of 2.3% translates into a real decrease of 0.5% based upon projected inflation rates. Income taxes (individual and corporate combined) are expected to grow by 5%, down slightly from the 5.3% rate of fiscal year 1995-96. Sales taxes are expected to increase 3.5% in fiscal year 1997, down from the 5.5% growth of the previous fiscal year.

Most income and sales tax revenues in Alabama are "earmarked" for the Education Trust Fund. The Education Trust Fund in fiscal year 1995-96 increased by 5% and net receipts totaled $3,346.5 million. Expenditures and encumbrances in the Education Trust Fund were $3,345.6 million. The balance in the Education Trust Fund at the end of fiscal year 1995-96 was $24.61 million.

Estimated net receipts in the Education Trust Fund for fiscal years 1996-97 and 1997-98 are $3,530 million and $3,680 million, respectively. Estimated expenditures and encumbrances are $3,552.2 million for fiscal year 1996-97 and $3,682.4 million for fiscal year 1997-98. The ending balance for the Education Trust Fund for fiscal year 1996-97 is estimated at $2.375 million. Projections for fiscal year 1997-98 show a zero ending balance in the Education Trust Fund.

The State's General Fund grew 3% for fiscal year 1995-96 with General Fund receipts at $896.91 million. Expenditures and encumbrances in the General Fund were $893.92 million. The balance in the General Fund at the end of fiscal year 1995-96 was $33.4 million.

Estimated receipts in the General Fund for fiscal years 1996-97 and 1997-98 are $920 million and $927.5 million, respectively, with expenditures and encumbrances estimated at $905.28 million and $950.45 million, respectively. The balance at the end of fiscal year 1996-97 is projected at $44.73 million and for fiscal year 1997-98, $21.77 million.

Total annual payments for the state's general obligation bonds for the period 1996-2015 are $596,177,372.50. Total annual payments for revenue obligation bonds for the same period are $1,498,437,489.69. The majority of the limited obligation bonds payable from state revenues which have been authorized but are unissued are from the Alabama Incentives Financing Authority and the State Industrial Development Authority. Total bonded indebtedness during 1996-2015 amounts to $2,094,614,862.19.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in an Alabama Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by an Alabama Trust to pay interest on or principal of the Bonds.

ARIZONA TRUSTS - ECONOMIC FACTORS

The portfolio of each Arizona Trust consists primarily of obligations issued by entities located in Arizona.

GENERAL ECONOMIC CONDITIONS. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, trade, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

Employment in the services sector increased 7.3% during 1995 and is projected to increase 6.2% for 1996 and 6.0% for 1997. Construction employment showed an 8.3% job growth in 1995 with projections in job growth for 1996 and 1997 declining to 6.5% and 4.4%, respectively. Trade employment also had a high increase in job growth in 1995 at 7.7%, with 1996 and 1997 estimates at 4.4%, and 4.2%, respectively. Overall, Arizona's wage and salary employment grew 5.4% in 1995 and is expected to increase 4.3% in 1996, 3.7% in 1997, and 3.0% in 1998-1999. This translates into an increase of over 153,000 new jobs through 1997. Total employment growth for Arizona from 1995-96 was 4.2%, which compares favorably with the national figure of 2.3% during 1995-96. Arizona's economy is expected to continue to show moderate growth, albeit at slower rates over the next few years.

The unemployment rate in Arizona as of January 1997 was 5.4%. This is lower than the national rate of 5.9% in January 1997 and an increase from the Arizona unemployment rate of 5.1% in 1995. The annual unemployment rate for the U.S. in 1995 and 1996 was 5.6% and 5.4% (not seasonally adjusted) respectively. Part of Arizona's increase in unemployment is attributed to structural changes in industries resulting from new technologies and methods.

In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Arizona's per capita personal income in 1994 and 1995 was $19,389 and $20,489, respectively, a 5.7% increase. The national increase for the same period was 5.3%. Arizona ranked third in the nation in personal income growth during 1990-95. Personal income growth for Arizona is estimated at 8% in 1996, 6.7% in 1997, 6.1% in 1998, and 5.5% in 1999.

BUDGETARY PROCESS. Arizona operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1996 refers to the year ending June 30, 1996.

Arizona began fiscal year 1996 with a $269.5 million cash surplus. Total sources of funds in the general fund for fiscal year 1996 were $4,933.0 million. Total expenditures were $4,533.1 million, leaving a cash surplus for fiscal year 1997 of $399.9 million. This was 50% higher than projected and set a record for the State. That record balance did not include $235 million in the Budget Stabilization Fund and $14.1 million in the Medical Services Stabilization Fund.

Total revenue for the General Fund in fiscal year 1996 was $4.663 billion. Approximately 45% of this budgeted revenue came from sales and use taxes, 42% from income taxes (individual and corporate), and 4% from property taxes.
All taxes totaled approximately $4.408 billion, or 94.5% of General Fund revenues. Non-tax revenue includes items such as income from state lottery, licenses, fees and permits, and interest.

For fiscal year 1996, General Fund expenditures totaled $4.378 billion. These expenditures fell into the following major categories: education 58% ($2.527 billion), health and welfare 23% ($1.032 billion), protection and safety 10% ($469.6 million), general government 6% ($273.1 million), and inspection and regulation, transportation, and natural resources 3% ($149.6 million).

Fiscal year 1997 revenues will most likely be impacted by a $200 million property tax reduction in 1996. This reduction has reduced Fiscal year 1997 revenues by almost 3.2%; yet, General Fund revenues are expected to increase 2.4% from fiscal year 1996. Total revenues in the General Fund for fiscal year 1997 are forecast at $4.776 billion. General Fund expenditures are estimated at $4.771 billion. Total sources of funds for fiscal year 1997 are estimated at $5,176.0 million with expenditures at $4,921.1 million, leaving a projected $254.9 million cash surplus for fiscal year 1998. However, fiscal year 1998 ending balance is projected at only $11.2 million. The Budget Stabilization Fund is expected to grow to $246.7 million at the end of fiscal year 1998. The Medical Services Stabilization Fund is estimated at $74.2 million for fiscal year 1998 and $17.2 million is projected for the Temporary Assistance Stabilization Fund. General Fund revenues for fiscal year 1998 are forecast to increase 3.4% to $4.939 billion, with expenditures at $4.94 billion.

Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad VALOREM TAXATION, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

Although most of the Bonds in the Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66 ET AL. V.C. Dianne Bishop, ET AL. (the "ROOSEVELT OPINION"). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

Arizona does not participate in the federally administered Medicaid program. Instead, the State administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS"), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1996, AHCCCS was financed approximately 55% by federal funds, and 45% by state funds.

In 1996, voters in Arizona passed an initiative (Proposition 203) which provides for an expansion of eligibility for AHCCCS. For 1997, the Executive recommended an $8.3 million supplemental to the AHCCCS for disproportionate share hospital payments. Actual expenditures for the program in fiscal year 1996 were $128.9 million, and are projected at $135.3 million in fiscal year 1997.

Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix-based hospitals have defaulted on or reported difficulties in meeting their bond obligations during the past three or four years.

Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("TUCSON ELECTRIC") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1993-94. A combination of tax refunds and tax credits will be used to satisfy this liability.

CALIFORNIA TRUSTS - ECONOMIC FACTORS

As described above, except to the extent the California Trusts invest in temporary investments, the California Trusts will invest substantially all of their assets in California municipal obligations. The California Trusts are therefore susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate.
No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California municipal obligations.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California municipal obligations held in the portfolios of the California Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

ECONOMIC OVERVIEW. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. The June 1996 population projection forecasts 33.9 million California residents in July 1998. The diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total state gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in a single year.

After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 jobs in 1996 or 2.7%, and is expected to add another 330,000 in 1997.
 California employment is expanding more rapidly than the nation as a whole, which saw 2% job gains in 1995. The strongest growth has been in high technology and export-related industries, including computer software, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), and finance and insurance. Residential housing construction, with new permits rising from 94,000 units in 1996 to 110,000 in 1997, is weaker than in previous recoveries, but has been growing slowly since 1993.

California enjoys a large and diverse labor force. For 1996, the total civilian labor force was 15,496,000 with 14,372,000 individuals employed and 1,124,000, or 7.3%, unemployed. In comparison, the unemployment rate for the United States during the same time was 5.4%. Yet, with several major industries undergoing restructuring, job losses are occurring in industries which, in the past, have been a stable source of growth to California's economy. Energy and telephone companies are deregulating while banking and insurance are streamlining and consolidating. Deregulation is expected to make California more competitive by lowering electric rates by at least 20% over the next five years.

Personal income rose to $815 billion in 1996, a 7.2% increase over 1995, outpacing gains nationwide. Wages and salaries grew 6.9% during 1996. This is over 2.5 times the increase in employment. Solid gains in employment and income are expected to continue for the next several years with growth above the national average.

CONSTITUTIONAL LIMITATION ON TAXES AND APPROPRIATIONS. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year, or decline in value, or in the case of new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

APPROPRIATIONS LIMITS. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to more closely follow growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community colleges districts (collectively, "K-14 DISTRICTS") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIIIA or Article XIIIB on California municipal obligations or on the ability of California or local governments to pay debt service on such California municipal obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $17,913,271,000 aggregate principal amount of general obligation bonds outstanding, and $8,383,864,000 authorized and unissued, as of December 31, 1996. Outstanding lease revenue bonds totaled $5.845 billion as of June 30, 1996, and are estimated to total $6.398 billion as of June 30, 1997.

General Fund general obligation debt service expenditures for fiscal year 1995-96 were $1.911 billion, and are estimated at $1.953 billion and $1.979 billion for fiscal years 1996-97 and 1997-98, respectively.

RECENT FINANCIAL RESULTS. The principal sources of General Fund revenues in 1995-96 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (12.6%), and the gross premium tax on insurance (2.6%). California maintains a Special Fund for Economic Uncertainties (the "ECONOMIC UNCERTAINTIES FUND"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

GENERAL. Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

CURRENT BUDGET. On January 10, 1996, the Governor released his proposed budget for the fiscal year 1996-97. The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in the Economic Uncertainties Fund at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumed this would be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 fiscal year. The Governor further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature would receive federal approval. Other proposals included an increase in funding for K-12 schools under Proposition 98, for state higher education systems (with a second year of no student fee increases), and for corrections. The Governor's budget projected external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997. Revised estimates were published in the Governor's Budget Summary for fiscal year 1997-98. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

Preliminary General Fund revenues and transfers for fiscal year 1996-97 are $48.4 billion, a 4.56% increase from the prior year. Expenditures are estimated at $48.4 billion, a 6.6% increase. The Governor's Budget Summary for fiscal year 1997-98 projects a positive balance of $197 million in the budget reserve at June 30, 1997. Special Fund revenues are estimated at $13.54 billion and appropriated Special Fund expenditures at $13.59 billion. As of June 30, 1996, the General Fund balance was $685.4 million. The estimate for June 30, 1997 is $648 million.

Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.

PROPOSED 1997-98 BUDGET. The Governor's proposed budget for fiscal year 1997-98 keeps General Fund spending below revenues. The budget provides for General Fund revenues and transfers of $50.7 billion, a 4.65% increase from 1996-97, and expenditures of $50.3 billion, a 4% increase. The budget provides for a General Fund Reserve for Economic Uncertainties of $553 million. The balance in the General Fund at the end of fiscal year 1998 is forecast at $1,004 million. Special Fund revenues are estimated to be $14 billion and appropriated Special Fund expenditures are projected at $14.3 billion.

K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 are proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures are in areas such as business, transportation, housing, and environmental protection.

The following are principal features of the Governor's 1997-98 budget proposal:

     For fiscal year 1997-98, the Governor's budget proposes a further 10% reduction in the bank and corporation tax rate phased in over a two-year period beginning with the 1998 tax year. This would implement the balance of the Governor's proposal last year for a 15% bank and corporation tax reduction. In addition, the Governor's Budget proposes that the State conform with recent federal changes in the allowable number of Subchapter S shareholders. Combined, these tax reduction proposals are estimated to reduce taxes by $93 million during 1997-98, and $336 million during 1998-1999.

     The Governor has proposed a $200 million bond to capitalize an Infrastructure Bank to help finance infrastructure projects related to business development. The budget also proposes $939,000 to create three new offices -- two in Asia and one in South America -- to provide California companies with representation and assistance in these emerging markets.

     Building on the 1996 class-size reduction initiative, the Budget proposes $304 million to reduce class size in an additional grade, and funding is provided to meet facilities-related costs of class size reduction in 1996-97. An additional $57 million is proposed for improved reading instruction in grades four through eight.

     The Budget includes the second year of the Citizens' Option for Public Safety Program, through which $100 million will be provided to local governments to increase frontline law enforcement.

     The Budget provides a $35 million Infant Health Protection Initiative, designed to protect children from abuse or neglect from substance-abusing parents. The budget also provides $15.3 million to increase immunizations for low-income children.

BOND RATING. State general obligation bonds ratings were reduced in July, 1994 to "A1" by Moody's and "A" by S&P. Both of these ratings were reduced from "AAA" levels which the State held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. In the consolidated case of MALIBU VIDEO SYSTEMS, ET AL. V. KATHLEEN BROWN AND ABRAMOVITZ, ET AL., a stipulated judgment was entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-97. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for approximately 75% of General Fund spending. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of all of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved in 1993 dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 fiscal year. To balance the budget, the county imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also implemented stringent cuts in services and has laid off workers.

ASSESSMENT BONDS. California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (E.G., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago the Richmond Unified School District (the "DISTRICT") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named a defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court has upheld the validity of the lease and the case has been settled. Any ultimate judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

OTHER CONSIDERATIONS. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (E.G., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the California Trusts may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

Substantially all of California is within a active geologic region subject to major seismic activity. Northern California in 1989 and southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $1.8 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California municipal obligations in the California Trusts could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

On December 7, 1994, Orange County, California (the "COUNTY"), together with its pooled investment fund (the "POOLED FUND") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pooled Fund had suffered significant market losses in its investments, causing a liquidity crisis for the Pooled Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Pooled Fund. The County estimated the Pooled Fund's loss at about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pooled Fund, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pooled Fund.

On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pooled Funds. Most participants have received in cash 80% (90% for school districts) of their Pooled Fund investments; the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes, are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax, making the County's fiscal recovery much harder.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. All school districts were able to meet their obligations in the 1994-95 fiscal year.

COLORADO TRUSTS - ECONOMIC FACTORS

The portfolio of each Colorado Trust consists primarily of obligations issued by entities located in Colorado.

RESTRICTIONS ON APPROPRIATIONS AND REVENUES. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "UNAPPROPRIATED RESERVE"). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "EMERGENCY RESERVE"). The minimum Emergency Reserve was set at 2% for 1994 and 3% for 1995 and later years.
For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

The 1995 fiscal year ending General Fund balance was $486.7 million, which was $260.7 million over the combined Unappropriated Reserve and Emergency Reserve requirement. The 1996 fiscal year ending General Fund balance was $368.5 million, or $211.8 million over the required Unappropriated Reserve and Emergency Reserve. Based on December 20, 1996 estimates, the 1997 fiscal year ending General Fund balance is expected to be $396.3 million, or $230.2 million over the required Unappropriated Reserve and Emergency Reserve. The Governor's proposed fiscal year 1998 budget shows total revenues at $4,772.2 million and total expenditures at $4,502.8 million, with an ending balance of $336.4 million, or $159.7 million over the required Unappropriated Reserve and Emergency Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "AMENDMENT") which, in general, became effective December 31, 1992, and could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("DISTRICTS"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Future litigation in the "enterprise" arena may be filed to clarify these issues.

According to the COLORADO ECONOMIC PERSPECTIVE, SECOND QUARTER, FY 1996-97, DECEMBER 20, 1996 (THE "ECONOMIC REPORT"), inflation for 1995 was 4.3% and population grew at the rate of 2.3% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1997 fiscal year will be limited to 6.6% over expenditures during the 1996 fiscal year. The limitation for the 1998 fiscal year is projected to be 5.9%, based on projected inflation of 3.9% for 1996 and projected population growth of 2.0% during 1996. The 1996 fiscal year is the base year for calculating the limitation for the 1997 fiscal year. For the 1996 fiscal year, General Fund revenues totaled $4,230.8 million and program revenues (cash funds) totaled $1,893.5 million, resulting in total estimated base revenues of $6,124.3 million. Expenditures for the 1997 fiscal year, therefore, cannot exceed $6,528.5 million. However, the 1997 fiscal year General Fund and program revenues (cash funds) are projected to be only $6,499.1 million, or $29.4 million less than expenditures allowed under the spending limitation.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

STATE FINANCES. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $133.3 million in fiscal year 1992, $326.6 million in fiscal year 1993, $405.1 million in fiscal year 1994 and $486.7 million in fiscal year 1995. The fiscal year 1996 unrestricted General Fund ending balance was $368.5 million with projections for fiscal year 1997 at $396.3 million.

Revenues for the fiscal year ending June 30, 1996, showed Colorado's general fund continuing to slow. Revenues grew by $272.3 million, to $4,268.7 million, a 6.8% increase from 1995. However, this figure was down from the fiscal year 1995 pace of 7.3%. General Fund expenditures rose substantially and exceeded revenues by $142.5 million. Reasons for this consist of a change in how the state manages its emergency reserve, and a significant increase in the transfer of reserves to the Capital Construction Fund, and the Police and Fire Pension Association (increases of $29 million and $32 million, respectively).

For fiscal year 1996, the following tax categories generated the following percentages of the State's $4,268.7 million total gross receipts: individual income taxes represented 54.4% of gross fiscal year 1996 receipts; sales, use and other excise taxes represented 33.2% of gross fiscal year 1996 receipts; and corporate income taxes represented 4.8% of gross fiscal year 1996 receipts. The final budget for fiscal year 1997 projects General Fund revenues of approximately $4,565.0 million and appropriations (at the 6% expenditure limit) of approximately $4,151.9 million. The percentages of General Fund revenue generated by type of tax for fiscal year 1997 are not expected to be significantly different from fiscal year 1996 percentages.

For fiscal year 1997, General Fund revenues are projected at $4,565.0 million. Revenue growth is expected to increase 6.9% over fiscal year 1996 actual revenues. Total general fund expenditures are estimated at $4,422.2 million. The ending general fund balance, after reserve set-asides, is $230.2 million.

STATE DEBT. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an AD VALOREM property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

STATE ECONOMY. Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, Colorado gained 74,966 employees in 1995. The 1995 increase was down about 10,000 from the 1994 gain, but mirrored the 1993 employment increase. Services and retail trade were the number one and two largest growing industries in Colorado in 1995, adding 28,766 (6.0% increase) and 20,905 (6.2% increase) employees, respectively. Transportation, communications and public utilities reported the largest percentage gain from 1994 to 1995, at 8.8%.
Construction reported the fourth largest employment gain over the year, at 5.2%, with increases about half of what they had been in 1994 and 1993 due to the completion of the Denver International airport. Mining continued to be the weakest industry sector, with only a 0.5% increase.

The unemployment rate in Colorado remained stable at 4.2% during both 1994 and 1995. In 1996, the Colorado unemployment rate increased to 4.5%, yet still lower than the 5.4% unemployment rate for the nation. Colorado's job growth rate increased 2.5% in 1996, a decrease from the 4.7% growth rate in 1995. In comparison, the job growth rate for the United States in 1995 and 1996 was 2.7% and 2.0%, respectively. The services sector comprised 28% of Colorado's 1995 employment and generated 38% of the State's growth.

Personal income rose 8.0% in Colorado during 1995 as compared with 6.3% for the nation as a whole. In 1996, Colorado's personal income dropped to 6.3%, while still higher than the nation's 1996 rate of 5.6%.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Colorado Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

CONNECTICUT TRUSTS - ECONOMIC FACTORS

The portfolio of each Connecticut Trust primarily consists of obligations issued by entities located in Connecticut.

The following information is only a summary of risk factors associated with Connecticut. It has been compiled from official government statements and other publicly available documents. Although the Sponsors have not independently verified the information, they have no reason to believe that it is not correct in all material respects.

Connecticut's manufacturing industry, which has historically been of prime economic importance to the State, its municipalities and its residents has been in decline for several years. Although Connecticut's manufacturing industry is diversified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts. As a result, reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.

Connecticut's manufacturing employment peaked in 1985 at over 441,000 workers but had declined 35.5% by 1995. Although the loss of manufacturing jobs was partially offset by a 69.7% rise in other non-agricultural employment during the same period, Connecticut's growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole. Moreover, Connecticut's largest defense contractors have announced plans to reduce their labor forces substantially over the next four years.

From 1986 through 1995, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate (seasonally adjusted) of Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.0% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1986 to 1995, rising from $19,872 to $31,776. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns, and Connecticut is now in a recession, the depth and duration of which are uncertain.

For the four fiscal years ended June 30, 1991, the General Fund ran operating deficits of approximately $115,600,000, $28,000,000, $259,000,000 and
$808,500,000, respectively. At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the five fiscal years ended June 30, 1996, the General Fund ran operating surpluses of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000 and $250,000,000, respectively. General Fund budgets for the biennium ending June 30, 1997 were adopted in 1995. General Fund expenditures and revenues are budgeted to be approximately $9,200,000,000, for the 1996-1997 fiscal year.

In 1991, to address the General Fund's growing deficit, legislation was enacted by which the State imposed an income tax on individuals, trusts and estates for taxable years generally commencing in 1992. For each fiscal year starting with the 1991-1992 fiscal year, the General Fund has operated at a surplus with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax. However, the State's budgeted expenditures have more than doubled from approximately $4,300,000,000 for the 1986-1987 fiscal year to approximately $9,200,000,000 for the 1996-1997 fiscal year.

The 1991 legislation also authorized the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit of $965,712,000 as of June 30, 1991, and during 1991 the state issued a total of $965,710,000 Economic Recovery Notes, of which $196,555,000 were outstanding as of February 28, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the remaining notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be paid over the four fiscal years ending June 30, 1999.

The State's primary method for financing capital projects is through the sale of general obligation bonds. As of February 28, 1997, the State had authorized general obligation bonds totaling $11,192,198,000, of which $9,578,911,000 had been approved for issuance by the State Bond Commission, $8,529,149,000 had been issued, and $6,335,206,857 were still outstanding.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The improvements are to be financed by $18 million of general obligation bonds of the State and $962 million bonds of the University. The University's bonds will be secured by a state debt service commitment, the aggregate amount of which is limited to $382 million for the three fiscal years ending June 30, 1999, and $580 million for the four fiscal years ending June 30, 2005.

In addition to the bonds described above, the State also has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of October 15, 1996, the State has limited or contingent liability of $3,985,400,000.

In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport).
The total cost of the program through June 30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds. The State expected as of October 2, 1995, to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

As of October 15, 1996, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which $3,594,700,000 of new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds PROVIDED certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

On March 29, 1990, Standard and Poor's reduced its ratings of the State's general obligation bonds from AA+ to AA, and on April 9, 1990, Moody's reduced its ratings from Aal to Aa. On September 13, 1991, Standard & Poor's further reduced its ratings of the State's general obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) litigation involving claims by Indian tribes to a portion of the State's land area; (ii) an action on behalf of all persons with traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

General obligation bonds issued by municipalities are payable primarily from AD VALOREM taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits.
The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

FLORIDA TRUSTS - ECONOMIC FACTORS

The portfolio of each Florida Trust consists primarily of obligations issued by entities located in Florida.

POPULATION. In 1980, Florida was the seventh most populous state in the U.S. The State has grown dramatically since then and as of April 1, 1995, ranks fourth with an estimated population of 14.1 million. Florida's attraction, as both a growth and retirement state, has kept net migration at an average of 227,000 new residents a year from 1985 through 1995. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 2.3%. Florida continues to be the fastest growing of the eleven largest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

INCOME. The State's personal income has been growing strongly the last several years and has generally outperformed both the U.S. as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is because Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. From 1985 through 1995, the State's real per capita income rose an average 5.0% per year, while the national real per capita income increased at an average of 4.9% per year.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1994 was 60.6% of total personal income, while a similar figure for the nation was 70.8%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

The State's per capita personal income in 1995 of $22,916 was slightly above the national average of $22,788 and significantly ahead of that for the southeast United States, which was $20,645. Real personal income in the State is estimated to increase 4.2% in 1996-97 and 4.4% in 1997-98. Real personal income per capita in the State is projected to grow at 2.3% in 1996-97 and 2.6% in 1997-98. The Florida economy appears to be performing in line with the U.S. economy and is expected to experience steady, if unspectacular, growth over the next couple years.

EMPLOYMENT. Since 1985, the State's population has increased an estimated 26.1%. In the same period, Florida's total non-farm employment has grown by over 36%. Since 1985, the job creation rate in the State is more than twice that of the nation as a whole. Contributing to this is the State's rapid rate of growth in employment and income from international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction related manufacturing, and resource based manufacturing, which have declined as a proportion of total State employment. The State's service sector employment is nearly 87% of total non-farm employment. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980s tracked below the nation's. As the State's economic growth has slowed, its unemployment rate has tracked above the national average. The average rate in the State since 1986 is 6.2%. The national average also is 6.2%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together the "ORGANIZATION") the State's unemployment rate was 5.5% during 1995. As of November 1996, the Organization estimates that the unemployment rate will be 5.3% for 1996 and 5.3% in 1997.

The State's economy is expected to decelerate along with the nation, but is expected to out perform the nation as a whole. Total non-farm employment in Florida is expected to increase 2.9% in 1996-97 and 2.9% in 1997-98. Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 4.3% in 1996-97, and again growing 4.3% in 1997-98. Trade is expected to expand 3.1% in 1997 and 2.9% in 1998. The service sector is now the State's largest employment category.

CONSTRUCTION. The State's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980, total contract construction employment as a share of total non-farm employment was about 7.5%, and in 1995, the share had edged downward to 5%. This trend is expected to continue as the State's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for about 8.5% of total U.S. housing starts in 1995, while the State's population is 5.4% of the U.S. total population. Florida's housing starts in 1995 were 115,000 and since 1985 have averaged 148,500 a year.

A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to slow somewhat as the number of people moving into the State is expected to grow close to 230,000 a year throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes and buildings also contribute to the level of construction in the State.

Single and multi-family housing starts in 1996-97 are projected to reach a combined level of 113,200 while increasing to 116,000 next year. Lingering recessionary effects on consumers and tight credit are some of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. Total construction expenditures are forecasted to increase 5.9% this year and increase 2.7% next year.

The State has continuously been dependent on the highly cyclical construction and construction related manufacturing industries. While that dependency has decreased, the State is still somewhat at the mercy of the construction and construction related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be no assurance that population growth will continue throughout the 1990s in which case there would be an adverse impact on the State's economy through the loss of construction and construction related manufacturing jobs. Also, increases in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercial rental space continues, construction of this type of space will likely continue to remain slow.

TOURISM. Tourism is one of the State's most important industries. Approximately 40.7 million tourists visited the State in 1995, as reported by the Florida Department of Commerce. In terms of business activities and State tax revenues, tourists in Florida in 1995 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals are expected to increase by 2.7% this fiscal year, and 3.2% next fiscal year. Tourist arrivals to Florida by air are expected to decrease by 5.2% this year and increase by 3.1% next year, while arrivals by car are expected to fall by 0.3% in 1996-97 but increase 3.2% in 1997-98. By the end of the State's current fiscal year,
42.6 million domestic and international tourists are expected to have visited the State. In 1996-97, tourist arrivals should approximate 43.9 million.

REVENUES AND EXPENSES. Estimated fiscal year 1995-96 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $15,419.3 million, a 4.0% increase over 1994-95. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $14,651.7 million of that is Estimated Revenues, which represents an increase of 7.4% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $14,710.4 million, unencumbered reserves at the end of 1995-96 are estimated at $697.8 million. Estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available total $16,601.7 million, a 7.7% increase over 1995-96. The $15,566.9 million in Estimated Revenues (including recent Measures Affecting Revenues) represents an increase of 6.2% over the previous year's Estimated Revenues. With combined General Revenues, Working Capital Fund, and Budget Stabilization Fund appropriations at $15,582.2 million, unencumbered reserves as of the end of 1996-97 are estimated at $1,019.5 million.

In fiscal year 1994-95, approximately 66% of the State's total direct revenue to its three operating funds was derived from State taxes and fees, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, and beverage tax amounted to 69%, 7%, 4% and 4%, respectively, of total General Revenue Funds available during fiscal 1994-95. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 51%, 31% and 14%, respectively, of total expenditures from the General Revenue Fund.

The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1996, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totaled $11,461 million, an increase of 7.4% over fiscal year 1994-95.

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $441.5 million in fiscal year ending June 30, 1996. Alcoholic beverage tax receipts increased about 1.0% from the previous year's total. Ninety-eight percent of the revenues collected from this tax are deposited into the State's General Revenue Fund.

The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1996, receipts from this source were $1,162.7 million, an increase of 9.3% from fiscal year 1994-95.

The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $775.2 million during fiscal year 1995-96, an 11.5% increase from the previous fiscal year. For fiscal year 1994-95, 62.63% of these taxes were deposited to the General Revenue Fund.

The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1994-95, this amounted to $543.3 million, an increase of 6.9% over the previous fiscal year.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1995-96, total intangible personal property tax collections were $895.9 million, a 9.5% decrease from the prior year. Of the net tax proceeds, 66.5% are distributed to the General Revenue Fund.

The State's severance tax taxes oil, gas and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $77.2 million during fiscal year 1995-96, up 26.1% from the previous year. Currently, 58% of this amount is transferred to the General Revenue Fund.

The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1995-96 lottery ticket sales totaled $2.07 billion, providing education with approximately $788.1 million.

DEBT-BALANCED BUDGET REQUIREMENT. At the end of fiscal 1995, approximately $6.83 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1995, the State issued about $1.3 billion in principal amount of full faith and credit bonds.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State
Constitution prohibits issuance of State obligations to fund State operations.

LITIGATION. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

Previously the State imposed a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. Plaintiffs sued the State alleging that this fee violated the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed granted summary judgment for the plaintiffs, enjoined further collection of the impact fee and ordered refunds to all those who have paid the fee since the collection of the fee went into effect. In the State's appeal of the lower Court's decision, the Florida Supreme Court ruled that this fee was unconstitutional under the Commerce Clause. Thus, the Supreme Court approved the lower court's order enjoining further collection of the fee and requiring refund of the previously collected fees. The refund exposure of the State has been estimated to be in excess of $188 million.

The State maintains a bond rating of Aa, AA, and AA from Moody's, Standard & Poor's, and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Trust will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

GEORGIA TRUSTS - ECONOMIC FACTORS

The portfolio of each Georgia Trust consists primarily of obligations issued by entities located in Georgia.

The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

CONSTITUTIONAL CONSIDERATIONS. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

THE STATE AND ITS ECONOMY. The State operates on a fiscal year beginning July 1 and ending June 30. The state's recovery from the economic recession of the early 1990's has been steady and is better than regional trends, albeit half the rate of earlier recoveries. While this recovery does not meet the explosive patterns set in past cycles, recent state data reveals that Georgia ranks among the top five states in the nation in employment and total population growth. The top three industries of the 3.417 million non-agricultural workers employed in Georgia in 1995 were in trade (25.3%), services (24.5%) and manufacturing (17.2%). The 1996 annual average unemployment rate for Georgia was 4.5% as compared to the 1995 annual average unemployment rate of 4.9%. The national unemployment rate in 1995 and 1996 was 5.6% and 5.4%, respectively. Georgia's unemployment rate has decreased every year since 1992.

In 1994 and 1995, Georgia's per capita personal income increased 5.5%, from $20,612 to $21,741, respectively. The national per capita personal income for 1994 and 1995 was $22,047 and $23,208, respectively, an increase of 5.3%.

Recently, the rates of growth in the public and private sectors have dropped. Revenues (adjusted for inflation) are advancing at around a 4% annual rate. Income growth during 1996 and 1997 is increasing between 3% and 4% and employment gains are between 2% and 3%. In Georgia, growth in employment in trade and services leads the nation, at 5% to 6%; however, this high percentage does not coincide with the general economic advance.

For fiscal years 1997 and 1998, real growth in income, employment, and revenues is expected to be about 3% to 4%, 1.5% to 2.5%, and 3.5% to 4.5%, respectively. It is predicted that the growth rate for Georgia's economy will slow for the remainder of the decade.

Three legislative measures were of significance in 1996. First, Georgia's four cent sales tax on eligible food and beverage was reduced by half beginning October 1, 1996 and will be reduced by an additional one cent on October 1, 1997, with the final one cent eliminated on October 1, 1998. Second, in 1995, the Georgia Department of Revenue issued the first of four, equal yearly refund checks to eligible federal and military retirees pursuant to House Bill 90. House Bill 3 required the Department of Revenue, in October 1996, to issue refunds to a second category of eligible retirees. Last, the Georgia Intangible Tax was formally abolished by voter referendum in November of 1996.

Net collections in fiscal year 1996 totaled $9.928 billion, an increase of $813.26 million or 8.9% over fiscal year 1995. The top revenue producer was personal income tax at $4.233 billion or 42.64% of total revenue. This tax revenue increased 10.3% from fiscal year 1995. The second leader in revenue was sales and use tax at $3.951 billion, or 39.8% of total revenue. Sales and use tax revenue increased 8.4% from fiscal year 1995. Income and sales taxes together have accounted for roughly 85% of total revenues since 1989. Corporate income tax was the third largest revenue at $696.6 million, or 7.02% of total fiscal year 1996 revenue. This was an 8.9% increase from fiscal year 1995. The fourth and fifth revenue producers for fiscal year 1996 were motor fuel taxes at 4% or $396.9 million, and motor vehicle taxes at 2.15% or $213.5 million.

Actual total revenue in fiscal years 1995 and 1996 was $10.304 billion and $11.167 billion, respectively. Actual expenditures and appropriations for state funds for fiscal years 1995 and 1996 were $10.03 billion, and $10.68 billion, respectively. Total surplus for fiscal years 1995 and 1996 was $104.3 million, and $91.45 million, respectively. The Revenue Shortfall Reserve Fund (3% of revenues) for fiscal years 1995 and 1996 was $288.8 million and $313.4 million, respectively, marking the third consecutive year of buildup in that reserve.

The first four months of fiscal year 1997 have produced revenue of $3.3057 billion. Estimated total revenue for fiscal years 1997 and 1998 is $11.324 billion, and $11.777 billion, respectively. Budgeted expenditures and appropriations for fiscal year 1997 are $11.341 billion. The first and second highest expenditures out of the state's operating budget for fiscal year 1997 are education, at 54.2%, and human resources, at 24%, respectively. Total surplus for fiscal year 1997 is estimated at $476.3 million.

Appropriations totaling $11.777 billion are recommended by the Governor for expenditure by state agencies during fiscal year 1998. The appropriations would be funded from the following four sources: $11.12 billion from taxes and fees, $510 million in lottery proceeds, $148.8 million from the Indigent Care Trust Fund, and $750,000 from anti-fraud levies.

Georgia's total assets at the end of fiscal years 1995 and 1996 were $9.336 billion and $10.722 billion, respectively. Total liabilities for fiscal year 1995 were $8.577 billion, and for fiscal year 1996 were $9.656 billion.
Total fund equity for fiscal year 1995 was $759 million and for fiscal year 1996, $1.066 billion.

As of October 31, 1996, Georgia had authorized total aggregate general obligation debt of $7,995,920,000. In the amended fiscal year 1996 and 1997 appropriations, $495,450,000 in general obligation debt was authorized. For fiscal year 1998, Governor Miller recommended $508,800,000 in bonds, the proceeds of which are to be used for various planned capital projects of the State, its department and agencies. Total direct obligations issued for fiscal years ended June 30, 1975 through June 30, 1997 is $8,189,495,000. Georgia has no direct obligations authorized but unissued during that period.

Georgia's total outstanding debt as of October 31, 1996 is $4,727,630,000. Georgia's aggregate fiscal year debt service on all outstanding bonds as of October 31, 1996 is approximately
$7.15 billion.

BOND RATINGS.  Currently, Moody's Investors Service, Inc.
rates Georgia general obligation bonds Aaa, Standard & Poor's
Corporation rates such bonds AA+ and Fitch rates such bonds AAA.

LEGAL PROCEEDINGS. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

Three suits have been filed against the State of Georgia seeking refunds of liquor taxes under O.C.G.A. Section 48-2-35, in light of BACCHUS IMPORTS, LTD. V. DIAS, 468 U.S. 263 (1984) under
Georgia's pre-BACCHUS statute.  In JAMES B. BEAM DISTILLING CO.
V. STATE, 501 U.S. 529 (decided June 20, 1991) the Supreme Court indicated that Bacchus was retroactive, but only within the bounds of State statutes of limitations and procedural bars, and left State courts to determine any remedy in light of reliance interests, equitable considerations, and other defenses.
Georgia's statute of limitations in O.C.G.A. Section 48-2-35 has run on all Pre-BACCHUS claims for refund except five pending claims seeking $31.7 million in tax plus interest. On remand, the Fulton County Superior Court has ruled that procedural bars and other defenses bar any recovery by taxpayers on Beam's claims for refund. The Georgia Supreme Court has affirmed, and Beam's petition to the United States Supreme Court for a rehearing was denied on February 21, 1995. Thus, the BEAM case is now concluded. The State has filed a Motion for Summary Judgment, based upon BEAM, in the remaining two suits for refund, I.E., JOSEPH E. SEAGRAM & SONS, INC. V. STATE AND HEUBLEIN, INC. V.
STATE in DeKalb County Superior Court.

AGE INTERNATIONAL, INC. V. STATE (two cases) and AGE
INTERNATIONAL, INC. V. MILLER. Three suits (two for refund and one for declaratory and injunctive relief) have been filed against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes imposed under Georgia's post-BACCHUS (see previous note) statute, O.C.G.A. Section 3-4-60. These claims constitute 99% of all such taxes paid during the three years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statutes of limitations. The two AGE refund cases are still pending in the trial court. The AGE declaratory/injunctive relief case was dismissed by the federal District Court. That dismissal was affirmed by the Eleventh Circuit Court of Appeals, and plaintiffs petition for rehearing was denied August 24, 1995.

IN BOARD OF PUBLIC EDUCATION FOR SAVANNAH/CHATHAM COUNTY V.
STATE OF GEORGIA, the local school board claimed that the State should finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of $30 million, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $8.9 million computed through June 30, 1994. Subsequently the parties agreed to a settlement. In March 1995, the State paid $8.925 million to the plaintiffs, in partial satisfaction of the settlement agreement. A similar complaint has been filed by DeKalb County and there are approximately five other school districts which potentially might attempt to file similar claims. In the DeKalb County case alone, the plaintiffs appear to be seeking approximately $67.5 million of restitution, however, the State's motion to reconsider was granted, reducing the required State payment to approximately $28 million. The DeKalb case has been appealed and is awaiting final argument and decision in the Eleventh Circuit Court of Appeals.

IN EDGAR MUELLAR V. COLLINS, plaintiff filed suit in
Superior Court of Fulton County, Georgia. Plaintiff challenges the constitutionality of Georgia's transfer fee provided by O.C.G.A. Section 40-3-21.1 (often referred to as "impact fee") by asserting that the fee violates the Commerce, Due Process, Equal Protection, and Privileges and Immunities Clause of the United States Constitution. Plaintiff seeks to prohibit the State from further collections and to require the State to return to her and those similarly situated all fees previously collected. A similar lawsuit previously filed in the Superior Court of Chatham County, Georgia, JOHNSEN V. COLLINS, has been voluntarily dismissed and will likely be joined with the action currently pending in Fulton County. From May of 1992 to June 7, 1995, the State collected $24,168,202.72 under the transfer fee provision. All amounts collected after June 7, 1995, are being paid into an escrow account. As of July 25, 1995, the escrow account contains $46,070.00. The State continues to collect approximately $500,000 to $600,000 per month.

In BUSKIRK AND ESTILL V. STATE OF GEORGIA, ET AL., plaintiffs in this case filed a civil action in the Superior Court of Fulton County, Georgia (No. E-31547), on behalf of all "classified employees of the State of Georgia or its agencies and departments during all or part of fiscal years 1992 through 1995 who were eligible to receive within grade pay increases and who would have received same were it not for a freeze of within grade pay increases." Presently, pending before the court is the plaintiffs' motion for class certification, which is not opposed by the State. Discovery as to liability issues has been completed, and once the class has been certified and various local defendants have been added, the parties will likely file cross motions for summary judgment on liability issues. If the plaintiffs prevail, the parties will conduct separate discovery on the issue of damages. The State believes that it has good and adequate defenses to the claims made, but, should the plaintiffs prevail in every aspect of their claims, the liability of the State in this matter could be as much as $295,000,000, based on best estimates currently available.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Georgia Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Georgia Trusts to pay interest on or principal of the Bonds.

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

MARYLAND TRUSTS - ECONOMIC FACTORS

The portfolio of each Maryland Trust consists primarily of obligations issued by entities located in Maryland.

Some of the significant financial considerations relating to the investments of the Maryland Trusts are summarized below.
This information is derived principally from official statements and preliminary official statements released on or before May 13, 1992, relating to issues of Maryland obligations and does not purport to be a complete description.

In recent years, Maryland has consistently ranked among the bottom states in job creation. While Maryland's overall tax burden is below the national average, the State and local personal income tax is among the highest in the nation. Economic data indicate that most jobs are created by small businesses, and nearly 80% of Maryland's companies are small businesses. Since many small businesses pay the personal income tax, higher State taxes directly reduce their profitability and negatively affect business decisions about location, expansion and creation of new jobs.

During 1995 and 1996, Maryland implemented substantial regulatory reform, eliminated or reduced ten business taxes, and significantly increased funding for the Sunny Day Fund and other business incentive programs to improve the State's business climate and increase competitiveness. As a result of these actions, the total number of jobs in Maryland is at an all time high and unemployment remains below the national average.

Income and sales taxes comprise 80% of the State's general fund revenue. These taxes and transportation revenues make up over 55% of the State's total revenue. All these revenue sources are highly sensitive to economic conditions. For this reason, the State's budget is dependent on the health of Maryland's economy. The State's economy has registered a steady recovery since the federal budget crisis in the winter of 1995, and the stronger economy shows consumer sales tax collections up more than 5% since the spring of 1996.

According to the Board of Revenue Estimates, Maryland's economy will grow at a steady pace with ongoing gains in the transportation, trade, and service industries. From 1994 to 1995, labor force and employment continued to advance at the same rate of 1.1% while unemployment remained stable at 5.1%. This general trend upward with a corresponding reduction in unemployment since the early 1990's reinforced Maryland's gradual economic recovery. The Board expects job growth to be 1.35% in 1997 and 1998, with 4.8% gains in total personal income per year.

In total, the Board expects general fund revenues of $7,456 million during fiscal year 1997, an increase of 3.4%. This is $47.5 million over the amount estimated when the current year's budget was enacted. Fiscal year 1998 revenues are projected to increase by 3.2%.

The Administration is proposing legislation to reduce the State's top income tax rate by 10%. The rate is currently at 5%. The cut is phased-in over three years with the top tax rate cut at 2% in 1998, 3% in 1999 and 5% in 2000. The first phase of the proposed income tax cut will reduce general fund revenues by $39 million. The first year of the proposed cigarette tax increase will add $99 million, which will be allocated to the reserve fund to help pay for future years of the tax reduction. Miscellaneous revenue proposals add another $6 million in general funds. This brings estimated general fund revenues to $7,762 million in fiscal year 1998.

The State Reserve Fund acts as a savings account for the State. Funds are set aside to protect against unexpected revenue declines and finance future expenses. State law establishes a target of 5% of general fund revenues to protect against revenue downturns and maintain the State's triple-A bond rating. On
June 30, 1997, the State Reserve Fund is estimated to be $526.4 million, more than 7% of general fund revenues.

The fiscal year 1998 budget adds another $163 million to the Reserve Fund. This includes $122 million to help offset the future cost of the income tax cut, a $21 million mandated payment to the Transportation Trust Fund and $20 million of savings from Maryland's welfare reform initiative that will be designated for future job development, support services and child care. At the end of fiscal year 1998, the reserve fund (including interest earnings) will total $705.3 million, more than 9% of general fund revenues.

Total revenue at the end of fiscal year 1996 was $14,004 million. Total revenue in fiscal years 1997 and 1998 is projected to be $15,201 million and $15,423 million, respectively.

The State's total expenditure for the fiscal year ending
June 30, 1996 was $14.182 billion. As of January 15, 1997, it was estimated that total expenditures for fiscal 1997 and fiscal 1998 would be $15.106 billion and $15.532 billion, respectively. The State's General Fund, representing approximately 55%-60% of each year's total budget, is expected to have a surplus on a budgetary basis of $103 million in fiscal year 1997 and $8 million in fiscal year 1998. The State Constitution mandates a balanced budget.

The State budget for fiscal year 1998 totals $15.5 billion, a 2.8% increase over fiscal year 1997. This increase includes $163 million of reserve funding. Excluding payments to reserves, the increase equals 1.7%. The principal increases are in the areas of education and public safety. State agency operations have been generally held to fiscal year 1997 levels or reduced.

The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The
Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

General obligation bonds total $415 million in fiscal year
1998, consistent with the State's Capital Debt Affordability Committee. The Committee recommends a debt level that is fiscally manageable in order to retain the State's triple-A bond rating. General funds in the capital budget total $78.2 million for fiscal year 1998. The use of general funds to supplement the capital budget is generally limited to certain programs which cannot be prudently funded with tax-exempt bonds. Federal funds in the capital budget total $17.6 million. In fiscal year 1998, these monies will be used primarily for prison construction, developing Canal Place in Cumberland and construction of military facilities for National Guard units. Special funds in the capital budget total $184.6 million and consist of dedicated revenues for improvements such as open space, agricultural land preservation and law enforcement training facilities. Revenue bonds total $45 million in fiscal year 1998 and are designated for capital improvements to academic facilities at the University of Maryland System and to local governments to fund infrastructure and environmental improvements.

According to the most recent available ratings, general obligation bonds of the State are rated "Aaa" by Moody's, "AAA" by Standard & Poor's and by Fitch as "AAA," as are those of Baltimore County, a separate political entity surrounding Baltimore City. General obligation bonds of Montgomery County located in the suburbs of Washington, D.C., are rated "Aaa" by Moody's and "AAA" by Standard & Poor's. General obligation bonds of Prince George's County, the second largest metropolitan county, which is also in the suburbs of Washington, D.C., are rated "A1" by Moody's and "AA-" by Standard & Poor's. The general obligation bonds of those other counties of the State that are rated by Moody's, carry an "A" rating or better, except for those of Allegheny County, which are rated "Baa." The most populous municipality in the State is Baltimore City, the general obligation bonds of which are rated "A1" by Moody's and "A" by Standard & Poor's. The majority of Maryland Health and Higher Education Authority and State Department of Transportation revenue bond issues have received an "A" rating or better from Moody's.

While these ratings and the other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are addressing the effects of the economic recession and, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in State or local economic or political conditions.

MASSACHUSETTS TRUSTS - ECONOMIC FACTORS

The portfolio of each Massachusetts Trust consists primarily of obligations issued by entities located in Massachusetts.

Except to the extent the Massachusetts Trust invests in temporary investments, the Massachusetts Trust will invest substantially all of its net assets in Massachusetts Municipal Obligations. The Massachusetts Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "COMMONWEALTH"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local governmental finances generally, will not adversely affect the market value of Massachusetts Obligations in the Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

Since 1988, there has been a significant slowdown in the Commonwealth's economy, as indicated by a rise in unemployment, a slowing of its per capita income growth and declining state revenues. Since fiscal 1991, the Commonwealth's revenues for state government programs have exceeded expenditures; however, no assurance can be given that lower than expected tax revenues will not resume and continue.

1996 FISCAL YEAR BUDGET. On June 21, 1995, the Governor signed the Commonwealth's budget for fiscal 1996. The fiscal 1996 budget is based on estimated budgeted revenues and other sources of approximately $16.778 billion, which includes fiscal 1996 tax revenues of $11.653 billion. Estimated fiscal 1996 tax revenues are approximately $490 million, or 4.3% higher than estimated fiscal 1995 tax revenues.

Fiscal 1996 non-tax revenues are projected to total $5.158 billion, approximately $66 million, or 1.3% less than fiscal 1995 non-tax revenues of approximately $5.224 billion. Federal reimbursements are projected to decrease by approximately $1 million from approximately $2.970 billion in fiscal 1995 to approximately $2.969 billion in fiscal 1996, primarily as a result of increased reimbursements for Medicare spending, offset by a reduction in reimbursements received in 1995 for one-time Medicare expenses incurred in fiscal 1994 and fiscal 1995.
Fiscal 1996 departmental revenues are projected to decline by approximately $94 million, or 7.4%, from approximately $1.273 billion in fiscal 1995 to approximately $1.179 billion in fiscal 1996. Major changes in projected non-tax received for fiscal 1996 include a decline in motor vehicle license and registration fees, reduction of abandoned property revenues and a decrease due to non-recurring revenues received in fiscal 1995 from hospitals and nursing homes as part of Medicare fiscal rate settlements and other reimbursements by municipal hospitals to the state.

Fiscal 1996 appropriations in the Annual Appropriations Act total approximately $16.847 billion, including approximately $25 million in gubernatorial vetoes overridden by the legislature. In the final supplemental budget for fiscal 1995, approved on August 24, 1995, another $71.1 million of appropriations were continued for use in 1996.

As of February 1, 1996, the Governor had signed into law fiscal 1996 supplemental appropriations totalling approximately $23.5 million, including approximately $12.6 million to fund higher education collective bargaining contracts and $5.6 million for the Department of Social Services. These appropriations were offset by approximately $10.4 million in line item reductions, including a reduction of $9.8 million for the state's debt service contract assistance to the MBTA. Both the House and Senate have passed supplemental appropriation bills totalling $64.8 million primarily relating to snow and ice removal costs incurred by both the Commonwealth and cities and towns. The bills are currently awaiting resolution by a conference committee of the House and Senate. On January 26, 1996 and February 9, 1996, the Governor filed additional supplemental appropriation bills totalling approximately $7.3 million for costs relating to prison overcrowding relief as well as reimbursement costs associated with a court settlement. No action has been taken on these bills by either branch of the Legislature.

As of May 28, 1996, fiscal 1996 projected spending is approximately $16.963 billion, including approximately $153.2 million reserved for contingencies. Projected revenues are approximately $16.851 billion. The fiscal 1996 tax revenue projection is $11.684 billion, which represents an increase of approximately $80 million from the earlier estimate, based upon tax revenue collections through April 1996.

The fiscal 1996 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured.

1995 FISCAL YEAR. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4% above fiscal 1994 revenues of $15.550 billion. Fiscal 1995 tax revenues collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $556 million, or 5.2% above fiscal year tax revenues of $10.607 billion.

Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion.

The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

On February 10, 1995, the Governor signed into law certain reforms to the Commonwealth's program for Aid to Families with Dependent Children ("AFDC") which will take effect on July 1, 1995, subject to federal approval of certain waivers. The revised program reduces AFDC benefits to able-bodied recipients by 2.75%, while allowing them to keep a larger portion of their earned wages, requires approximately 22,000 able-bodied parents of school-aged children to work or perform community service for 20 hours per week and requires approximately 16,000 recipients who have children between the ages of two and six to participate in an education or training program or perform community service. The plan also establishes a pilot program for up to 2,000 participants that offers tax credits and wage subsidies to employers who hire welfare recipients. Parents who find employment will be provided with extended medical benefits and day care benefits for up to one year. The plan mandates paternal identification, expands funding for anti-fraud initiatives, and requires parents on AFDC to immunize their children. Parents who are disabled, caring for a disabled child, have a child under the age of two, or are teen-agers living at home and attending high school, will continue to receive cash assistance. Since most provisions of the new law do not take effect until July 1, 1995, the Executive Office for Administration projects that the reforms will not materially affect fiscal 1995 public assistance spending. The fiscal 1995 expenditure estimate of $16.449 billion includes $247.8 million appropriated to fund the Commonwealth's public assistance programs for the last four months of fiscal 1995. The Commonwealth is currently evaluating the new law's impact on fiscal 1996 projected spending for public assistance programs.

On November 8, 1994, the voters in the statewide general election approved an initiative petition that would slightly increase the portion of the gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and not permit including the Highway Fund balance in the computation "consolidated net surplus" for purposes of state finance laws. The initiative petition also provides that no more than 15% of gasoline tax revenue may be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transit Authority. The Executive Office of Administration and Finance is analyzing the effect, if any, this initiative petition, which became law on December 8, 1994, may have on the fiscal 1995 budget and it currently does not expect it to have any materially adverse impact. This is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for highways or mass transit purposes.

1994 FISCAL YEAR. Fiscal 1994 tax revenue collections were approximately $10.607 billion, $87 million below the Department of Revenue's fiscal year 1994 tax revenue estimate of $10.694 billion and $677 million above fiscal 1993 tax revenues of $9.930 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1994 were approximately $15.550 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Budgeted expenditures and other uses of funds in fiscal 1994 were approximately $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

As of June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

In June, 1993, the Legislature adopted, and the Governor signed into law, comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive Office for Administration and Finance expects the annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion to be approximately $396 million in fiscal 1995, $625 million in fiscal 1996 and $868 million in fiscal 1997. Additional annual increases are also expected in later fiscal years. The fiscal 1995 budget as signed by the Governor includes $896 million in appropriations to satisfy this legislation.

1993 FISCAL YEAR. The Commonwealth's budgeted expenditures and other uses were approximately $14.696 billion in fiscal 1993, which is approximately $1.280 billion or 9.6% higher than fiscal 1992 expenditures and other uses. Final fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. Overall, fiscal 1993 ended with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. After payment in full of the distribution of local aid to the Commonwealth's cities and towns ("LOCAL AID") and the retirement of short term debt, the Commonwealth showed a year end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

1992 FISCAL YEAR. The Commonwealth's budgeted expenditures and other uses were approximately $13.4 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Budgeted revenues and other sources for fiscal 1992 totalled approximately $13.7 billion (including tax revenues of approximately $9.5 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period. Overall, fiscal 1992 is estimated to have ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million.
After payment in full of the Local Aid in the amount of $514.0 million due on June 30, 1992, retirement of the Commonwealth's outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short term borrowings, as of June 30, 1992, the end of fiscal 1992, the Commonwealth showed a year-end position of approximately $731 million, as compared with the Commonwealth's cash balance of $182.3 million at the end of fiscal 1991.

1991 FISCAL YEAR. Budgeted expenditures for fiscal 1991 totalled approximately $13.659 billion, as against budgeted revenues and other sources of approximately $13.634 billion. The Commonwealth suffered an operating loss of approximately $21.2 million. Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a fiscal 1991 budgetary surplus of $237.1 million. State law requires that approximately $59.2 million of the fiscal year ending balances of $237.1 million be placed in the Stabilization Fund, a reserve from which funds can be appropriated (i) to make up any difference between actual state revenues in any fiscal year in which actual revenues fall below the allowable amount, (ii) to replace state and local losses by federal funds or (iii) for any event, as determined by the legislature, which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions.

Upon taking office in January 1991, the new Governor proposed a series of legislative and administrative actions, including withholding of allotments under Section 9C of Chapter 29 of the General Laws, intended to eliminate the projected deficits. The new Governor's review of the Commonwealth's budget indicated projected spending of approximately $14.1 billion with an estimated $850 million in budget balancing measures that would be needed prior to the close of fiscal 1991. At that time, estimated tax revenues were revised to approximately $8.8 billion, $903 million less than was estimated at the time the fiscal 1991 budget was adopted. The Legislature adopted a number of the Governor's recommendations and the Governor took certain administrative actions not requiring legislative approval, including the adoption of a state employee furlough program. It is estimated by the Commonwealth that spending reductions achieved through savings initiatives and withholding of allotments total approximately $484.3 million in aggregate for fiscal 1991. However, these savings and reductions may be impacted negatively by litigation pursued by third parties concerning the Governor's actions under Section 9C of Chapter 29 of the General Laws and with regard to the state employee furlough program.

In addition, the new administration in May 1991 filed an amendment to its Medicaid state plan that enables it to claim 50% federal reimbursement on uncompensated care payments for certain hospitals in the Commonwealth. As a result, in fiscal 1991, the Commonwealth obtained additional non-tax revenues in the form of federal reimbursements equal to approximately $513 million on account of uncompensated care payments. This reimbursement claim was based upon recent amendments of federal law contained in the Omnibus Budget Reconciliation Act of 1990 and, consequently, on relatively undeveloped federal laws, regulations and guidelines. At the request of the federal Health Care Financing Administration, the Office of Inspector General of the United States Department of Health and Human Services has commenced an audit of the reimbursement. The administration, which had reviewed the matter with the Health Care Financing Administration prior to claiming the reimbursement, believes that the Commonwealth will prevail in the audit. If the Commonwealth does not prevail, the Commonwealth would have the right to contest an appeal, but could be required to pay all or part of Medicaid reimbursements with interest and to have such amount deducted from future reimbursement payments.

EMPLOYMENT.  Reversing a trend of relatively low
unemployment during the early and mid 1980s, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national
unemployment rate.   During 1990, the Massachusetts unemployment
rate increased from 4.5% in January to 6.1% in July to 6.7% in August. During 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. The Massachusetts unemployment rate during 1992 averaged 8.5% while the average United States unemployment rate was 7.4%. Since 1993, the average monthly unemployment rate has declined steadily. The Massachusetts unemployment rate in February 1996 was 5.0%, as compared with the United States unemployment rate of 5.5% for the same period. Other factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurances that unemployment in the Commonwealth will not increase in the future.

DEBT RATINGS. S&P currently rates the Commonwealth's uninsured general obligation bonds at A+. At the same time, S&P currently rates state and agency notes at SP-1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until March 1992, when the rating was affirmed at BBB.

Moody's currently rates the Commonwealth's uninsured general obligation bonds at A1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its rating by Moody's since May 1989. In May 1989, Moody's lowered its rating on the Commonwealth's notes from MIG-1 to MIG-2, and its rating on the Commonwealth's commercial paper from P-1 to P-2. On June 21, 1989 Moody's reduced the Commonwealth's general obligation rating from Aa to A. On November 15, 1989, Moody's reduced the rating on the Commonwealth's general obligations from A to Baa1, and on March 9, 1990, Moody's reduced the rating of the Commonwealth's general obligation bonds from Baa1 to Baa. There can be no assurance that these ratings will continue.

In recent years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Obligations in the Massachusetts Trusts. Should there be during the term of a Massachusetts Trust a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities, including the Massachusetts Obligations in such Trust, and interest income to such Trust could be adversely affected.

TOTAL BONDS AND NOTE LIABILITIES. The total general obligation bonded indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of April 1, 1996, was approximately $10.093 billion. There were also outstanding approximately $240 million in general obligation notes and other short term general obligation debt. The total bond and note liabilities of the Commonwealth as of April 1, 1996, including guaranteed bond and contingent liabilities, was approximately $13.818 billion.

DEBT SERVICE. During the 1980s, capital expenditures were increased substantially, which has had a short term impact on the cash needs of the Commonwealth and also accounts for a significant rise in debt service during that period. In November, 1988, the Executive Office for Administration and Finance established an administrative limit on state-financed capital spending in the Capital Projects Fund of $925 million per fiscal year. Capital expenditures were $847.0 million, $694.1 million, $575.9 million, $760.6 million and $902.2 million in fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995, respectively. Commonwealth-financed capital expenditures are projected to be approximately $898.0 million in fiscal 1996. Debt Service expenditures for fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995 were $942.3 million, $898.3 million, $1.140 billion, $1.149 billion and $1.231 billion, respectively, and are projected to be approximately $1.199 billion for fiscal 1996. The amounts represented do not include debt service on notes issued to finance certain Medicaid related liabilities, certain debt service contract assistance payment to the Massachusetts Bay Transportation Authority ($205.5 million projected in fiscal 1996), the Massachusetts Convention Center ($24.6 million projected in fiscal 1996), the Massachusetts Government Land Bank ($6.0 million projected in fiscal 1996), the Massachusetts Water Pollution Abatement Trust ($16.6 million projected in fiscal 1996), and grants to municipalities under the

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school building assistance program to defray a portion of the debt service costs on local school bonds ($174.5 million projected in fiscal 1996).

In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). The percentage of total appropriations expended from the budgeted operating funds for debt service (excluding debt service on Fiscal Recovery Bonds) for fiscal 1994 is 5.6% which is projected to increase to 5.9% in fiscal 1995.

CERTAIN LIABILITIES. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

As a result of comprehensive legislation approved in January 1988, the Commonwealth is required, beginning in fiscal 1989 to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 40 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1996, 1997, and 1998 are estimates to be increased to approximately $1.007 billion, $1.061 billion and $1.128 billion, respectively.

LITIGATION. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.557 billion in current dollars, with approximately $1.046 billion to be spent on or after June 30, 1995. On October 18, 1995, the court entered an order which reduced the MWRA's obligation to build certain additional secondary treatment facilities, which is estimated by the MWRA will save ratepayers approximately $165 million.

The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and has also denied the plaintiff's motion for class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situated persons, it would substantially increase the annual cost to the Commonwealth if these services are eventually required. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

In 1995, the Spaulding Rehabilitation Hospital ("SPAULDING") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. If successful, Spaulding could recover the fair market value of its property in addition to its relocation costs with respect to its personal property. The Commonwealth estimates its potential liability at approximately $50 million.

The Commonwealth faces an additional potential liability of approximately $40 million in connection with a taking by the Massachusetts Highway Department related to the relocation of Northern Avenue in Boston.

In addition, there are several tax matters in litigation which could result in significant refunds to taxpayers if decisions unfavorable to the Commonwealth are rendered. In BAYBANK, ET AL. V. COMMISSIONER OF REVENUE, the banks challenge the inclusion of income from tax exempt obligations in the measure of the bank excise tax. The Appellate Tax Board issued findings of fact and a report in favor of the Commissioner of Revenue on September 30, 1993. The Supreme Judicial Court heard the appeal on March 7, 1995. Taking into account all banks and all years at issue (1974 through 1986), there are 142 appeals consolidated in this case. The amount at issue is currently estimated to be approximately $1.4 billion, which amount includes interest of approximately $1.1 billion and amounts involved in other related applications for abatement pending with the Commissioner of Revenue or with the Appellate Tax Board.

On March 30, 1995, the parties reported to the Supreme
Judicial Court that they had agreed in principle to settle the case and related litigation. The agreement in principle includes an agreement that the Commonwealth will pay to the banks $25 million, payable in installments of $10 million on August 1, 1996 and August 1, 1997, and $5 million and all accrued interest on the settlement amount on August 1, 1998, with an option for the Commonwealth to prepay such amounts.

On March 22, 1995, the Supreme Judicial Court held in PERINI CORPORATION ET AL. V. COMMISSIONER OF REVENUE that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On October 2, 1995, the United States Supreme Court denied the Commonwealth's petition for writ of certiorari. The Department of Revenue estimates that tax revenues in the amount of $40 to $55 million may be abated as a result of the Supreme Judicial Court's decision.

In NATIONAL ASSOCIATION OF GOVERNMENT EMPLOYEES V.
COMMONWEALTH, the Superior Court declared that a line item in the Commonwealth's general appropriations act for fiscal 1994 that increased the state employees' percentage share of their group health insurance premiums from 10% to 15% violated the terms of several collective bargaining agreements, and therefore was invalid under the United States Constitution as regards employees covered by the agreements. On February 9, 1995, the Supreme Judicial Court vacated the Superior Court's decisions and declared that the fiscal 1994 line item did not violate the contracts clause. In June, 1995, the United States Supreme Court denied the plaintiff's writ of certiorari. Several other unions have filed a companion suit asserting that the premium increase similarly violated other collective bargaining agreements. The latter suit is in its initial stages. Prior to the Supreme Judicial Court's decision, the Commonwealth's aggregate liability is estimated to be approximately $32 million.

A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. These include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws and to adopt a state employee furlough program. No prediction is possible as to the ultimate outcomes of these proceedings.

Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

EXPENDITURE AND TAX LIMITATION MEASURES. Limits have been established on state tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The Executive Office for Administration and Finance currently estimates that state tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1992.

Proposition 2-1/2, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns, and large increases in state aid to offset such revenue losses. According to the Executive Office for Administration and Finance, all of the 351 cities and towns have now achieved a property tax level of no more than 2.5% of full property values. Under the terms of Proposition 2-1/2, the property tax levy can now be increased annually for all cities and towns, almost all by 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and of significant improvements to property. Legislation has also been enacted providing for certain local option taxes. A voter initiative petition approved at the statewide general election in November, 1990 further regulates the distribution of Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund. If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct Local Aid.

OTHER TAX MATTERS. To provide revenue to pay debt service on both the deficit and Medicaid-related borrowings and to fund certain direct Medicaid expenditures, legislation was enacted imposing an additional tax on certain types of personal income for 1989 and 1990 taxable years at rates of 0.375% and 0.75% respectively, effectively raising the tax rate of 1989 from 5% to 5.375% and for 1990 to 5.75%. Recent legislation has effectively further increased tax rates to 5.95% for tax year 1990 to 6.25% for tax year 1991 and returning to 5.95% for tax year 1992 and subsequent tax years. The tax is applicable to all personal income except income derived from dividends, capital gains, unemployment compensation, alimony, rent, interest, pensions, annuities and IRA/Keogh distributions. The income tax rate on other interest (excluding interest on obligations of the United States and of the Commonwealth and its subdivisions), dividends and net capital gains (after a 50% reduction) was increased from 10% to 12% for tax year 1990 and subsequent years, by recently enacted legislation.

ESTATE TAX REVISIONS. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the current $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for
1995 and $600,000 for 1996. In addition, the legislation includes a full marital deduction starting July 1, 1994. Currently the marital deduction is limited to 50% of the Massachusetts adjusted gross estate. The static fiscal impact of the phase out of the estate tax was estimated to be approximately $24.8 million in fiscal 1994 and is estimated to be approximately $72.5 million in fiscal 1995.

OTHER ISSUERS OF MASSACHUSETTS OBLIGATIONS. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

MICHIGAN TRUSTS - ECONOMIC FACTORS

As described above, except to the extent a Michigan Trust invests in temporary investments, each Michigan Trust will invest substantially all of its net assets in Michigan Bonds. Each Michigan Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of Michigan Bonds. The information set forth below is derived from official statements prepared in connection with the issuance of Michigan Bonds and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "STATE"). This information has not been independently verified.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on issuers and other obligors with respect to the Michigan Trusts generally will not adversely affect the market value of Michigan Bonds held in the portfolio of the Michigan Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The principal sectors of the State's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 15.4% by 1995. Nevertheless, this was an increase from the level of 14.9% in 1994. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes.

Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. Contrary to that prior historical trend, however, for each of the last three years, the average monthly unemployment rates in the State were less than the national averages. For 1994, 1995 and 1996, the average monthly unemployment rates in the State were 5.9%, 5.3% and 4.7%, respectively, as compared to national averages of 6.1%, 6.1% and 5.4%, respectively.

BUDGET. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's Fiscal Year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

The State finances its operations through the State's
General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds. Approximately 59% of General Fund revenues are obtained from the payment of State taxes and approximately 41% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the State's personal income tax, single business tax, use tax and sales tax. In addition, the State levies various other taxes. Over two-thirds of total General Fund expenditures are made for education and the State's Family Independence Agency and Department of Community Health.

Despite modest surpluses in the four preceding fiscal years, the State ended fiscal years 1989-90 and 1990-91 with negative balances of $310.3 million and $169.4 million, respectively.
This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. The State ended fiscal year 1992-93 with a projected balance of $26 million after the transfer of $282.6 million to the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF") described below. The state ended fiscal year 1993-94 with a $460.2 million General Fund surplus, all of which was transferred to the BSF. The State ended fiscal year 1994-95 with a $377.3 million General Fund surplus, $349.6 million of which was transferred to the BSF. The State's preliminary results for fiscal year 1995-96 indicate an $88.1 million surplus, $58.1 million of which will be transferred to the BSF.

The State budget for the 1996-97 fiscal year, which began on October 1, 1996, has been adopted by the Legislature. This budget projects General Fund/general purpose revenues of approximately $8.354 billion, a decline of approximately $168 million from the prior fiscal year.

The State also maintains the BSF which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls. The unreserved balances for the BSF as of the end of fiscal years 1990-91, 1991-92, 1992-93, 1993-94 and 1994-95, reported on a cash basis, were $182.2 million, $188.6 million, $20.7 million, $311.7 million and $1,083.4 million, respectively. The accrued balance of the BSF as of September 30, 1996 is estimated to be in excess of $1.1 billion.

DEBT. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year, (ii) short and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

The State has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program, recreation program and school loan purposes totalling as of September 30, 1996, approximately $685 million. In November 1988, the State's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $265 million remains to be issued as of September 30, 1996. The State issued $900 million in general obligation notes in February, 1997 which will mature September 30, 1997.

OTHER ISSUERS OF MICHIGAN MUNICIPAL OBLIGATIONS. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

RATINGS. As of February 3, 1997, the State's general obligation bonds were rated "Aa" by Moody's, "AA" by S&P and "AA" by Fitch Investors Service.

LITIGATION. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of January 27, 1997, these lawsuits involved programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition of these proceedings not determinable as of January 27, 1997.

PROPERTY TAX AND SCHOOL FINANCE REFORM.  The State
Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A
 .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

Proposal A and its implementing legislation provides for a system of financing local school operating costs which relies upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts would also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. Proposal A and its implementing legislation also provide for the levy of a limited number of enhancement mills on regional and local school district bases.

Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

MINNESOTA TRUSTS - ECONOMIC FACTORS

The portfolio of each Minnesota Trust consists primarily of obligations issued by entities located in Minnesota.

In the early 1980s the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. In recent years, Minnesota has ranked as one of the top five states in production for dairy products, soy beans, hogs, corn, turkeys, sugar beets, barley, hay, sweet corn, oats, green peas, and sunflowers. In 1994, Minnesota ranked first in the nation in cash receipts for sugar beets. Total cash receipts in 1994 were $6.522 billion, with dairy products and soy beans contributing 18.3% and 15.6%, respectively.

Between 1985 and 1994, more than 435,000 jobs were added in Minnesota, resulting in employment growth of 24.1% compared to the national average of 16.9%. The four fastest growing industries in Minnesota were: services; manufacturing; finance, insurance and real estate (FIRE); and transportation, communications and public utilities (TCPU).

Employment growth in Minnesota continues to outpace the U.S. economy in fiscal year 1996. Payroll employment grew by 2.3%, significantly above the U.S. growth of 2.0%. Between November 1995 and November 1996, Minnesota added 54,800 jobs, growing at a rate of 2.3% for total nonfarm wage and salary employment. This brings the total number of nonfarm jobs in the state to 2,470,800. In the last year, the services division accounted for almost 38% of the growth and trade made up another 25%. From November 1995 to November 1996, the services sector grew 3.2%, or 20,700 jobs, the largest percentage increase of any industry division in the state. Manufacturing added 2,700 jobs, a .6% increase. FIRE gained 2,900 jobs for a growth rate of 2.1%.
TCPU increased by 2.7%, or 3,200 jobs.

The annual unemployment rate in Minnesota has been below the U.S. and Midwest rates every year since 1985. In 1995 and 1996, the Minnesota unemployment rate was 3.7% and 3.6%, respectively, compared to rates of 5.6% and 5.4%, respectively, for the nation.

In 1995, per capita personal income in Minnesota was $23,271, exceeding the national average by 3%. In 1996,

Minnesota's per capita personal income rose to $24,498, an increase of 5.3% from 1995. The U.S. increase for 1996 is predicted at 4.7%.

Total personal income in the state, however, grew more slowly than in the rest of the nation. Total wage and salary disbursements in the state, which account for about two-thirds of personal income, grew at a 4.9% rate in fiscal year 1996, noticeably slower than the U.S. wide growth rate of 6.2%. Much of this difference is attributed to increases in the number of hours worked by part time employees. During the past year, economic conditions in Minnesota have been such that part time workers are already working all of the hours they desire.

The Minnesota economy is expected to track the national economy during fiscal year 1997. Growth rates for personal income in Minnesota and nationally are projected to be identical. Job growth in Minnesota is forecast to be only slightly stronger than that for the entire U.S., while total wage and salary disbursements are expected to lag slightly, reflecting the belief that part time workers elsewhere in the nation will continue to add hours at a faster rate than those in Minnesota. The 1996 farm bill will add to farm income in the state in both 1996 and 1997.

Minnesota's fiscal period is a biennium. General Fund revenues and transfers-in totaled $9.619 billion for fiscal year 1996, up 9% from those for fiscal year 1995. Actual total resources were $10.421 billion. General Fund expenditures and transfers-out for the year totaled $9.638 billion, an increase of 11.7% from the previous year. Of this amount, $6.749 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

Total net revenue for the General Fund for the fiscal year ending June 30, 1996 was $9.617 billion. Of this amount, approximately 43% or $4.135 billion was from individual income taxes, 30.1% or $2.897 billion was from sales tax, and 7.3% or $702 million was from corporate income tax. Total General Fund expenditures for fiscal year 1996 were $8.554 billion.

The budgetary fund balance for the General Fund at the end of fiscal year 1996 was $1.357 billion, and the undesignated fund balance was $506 million, a $47.9 million increase from fiscal year 1995. A budgetary reserve of $570 million was provided for in fiscal year 1996, compared to $500 million in 1995.

Total net revenue for the Special Revenue Fund for the fiscal year ending June 30, 1996 was $1.553 billion. Total expenditures for this fund were $1.026 billion. The budgetary fund balance for the Special Revenue Fund at the end of fiscal year 1996 was $379.2 million, with the undesignated fund balance at $298.7 million.

Estimated General Fund revenues for the 1996-97 fiscal year are $19,089 million. Total resources are forecast at $20.110 billion. General Fund expenditures and transfers for fiscal year 1996-97 are predicted at $18,811 million, leaving an estimated budgetary balance of $502 million.

Total expenditures for the 1996-97 biennium are predicted at $29,801 million. Of this amount, $18,080 million is from the general fund, $10,127 are from the special revenue funds, and $563 million is from the Debt Service Fund.

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National economic growth for the remainder of the decade is predicted to generate a corresponding growth in state revenues without increasing tax rates. Minnesota's revenues are expected to grow by $1.4 billion, 7.4% in the 1998-99 biennium, and 8.1% in the following biennium. Since the state forecast is based on a strong 2.4% annual growth rate, a return to a more moderate rate of growth, similar to the 2.0% growth rate in 1995, would materially reduce forecast revenues.

Spending for fiscal years 1998 and 1999 is estimated at 3.3% and 2.3%, respectively, both below Minnesota's projected personal income growth rates of 4.9% and 4.7% for the same periods.

The 1998-99 General Fund beginning balance is estimated at $1.299 billion. The Governor recommended General Fund revenues for the 1998-99 biennium of $19.99 billion, a 4.7% increase from the previous biennium. The Governor also recommended total expenditures and transfers for the 1998-99 biennium of $20.344 billion, an 8.2% increase from the 1996-97 biennium. The budgetary balance of $3 million at the end of the 1998-99 biennium is $499 million less than the previous biennium.

The State's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $261 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

The November 1996 forecast shows total resources for the 1998-99 biennium at $21.804 billion, total expenditures and transfers at $19.568 billion, and a budgetary balance of $1.439 billion.

The state issued $439.6 million of new general obligation bonds, and $170.6 million of general obligation bonds were redeemed during 1996, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1996 were $1.101 billion.

Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation. In fiscal year 1996, total operating transfers to the Debt Service Fund were $277.522 million.

The Governor's budget recommends a General Fund appropriation of $545.6 million for fiscal year 1998-99 for debt service on bonds sold for existing authorizations, bonds authorized but unissued, and new bonds anticipated to be authorized in the 1998 legislative session. This amount represents 2.8% of total general fund spending. The Governor also proposed $16.6 million be appropriated to pay remaining state claims from the Cambridge Bank Litigation judgment, rather than issuing additional revenue bonds for this purpose.

In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. S&P's current rating is AA+, and Fitch's rates Minnesota bonds at AAA.

LITIGATION. In September 1995, in MINNEAPOLIS BRANCH OF THE NAACP V. STATE OF MINNESOTA, plaintiffs filed suit claiming that the segregation of minority and poor students in the Minneapolis public schools has deprived the students of an adequate education in violations of the Minnesota Constitution. It is impossible at this point to estimate the State's exposure in this case especially since the plaintiffs have not articulated what relief they are seeking. While the complaint does not request monetary damages, it does request injunctive relief that could force the State to spend over $10 million for additional funding of various items for the Minneapolis schools, and increased busing expenses. District court proceedings continue.

In MINNESOTA HOME HEALTH CARE ASSOCIATION V. GOMEZ, plaintiffs have sued the Department of Human Services ("DHS") for declaratory and injunctive relief claiming that DHS violated federal law by failing to determine payment rates for home health care service providers which are consistent with efficiency, economy, and quality of care, and which provide adequate patient access. The potential loss to the State is estimated at $20 million and may impact the Accounting General Fund. The State prevailed in District Court. The case is on appeal to the Eighth Circuit Court of Appeals.

In PEPSICO, ET AL. V. COMMISSIONER OF REVENUE, twelve corporate taxpayers claim unconstitutional treatment under certain provisions of Minnesota tax law. The Department of Revenue has not determined the potential refund liability should the plaintiffs prevail; however, the aggregate refunds to all similarly-situated taxpayers could exceed $10 million.

In RURAL AMERICAN  BANK - ADA F/K/A FIRST BANK OF ADA, ET
AL. V. COMMISSIONER OF REVENUE, filed in Ramsey County District Court, taxpayers claim they are entitled to refunds pursuant to the Court's decision in CAMBRIDGE STATE BANK, in which the Court struck down a provision of the franchise tax law which taxed interest income from federal obligations. The complaint and alternative writ of mandamus seek to require the Commissioner to pay refunds to 130 banks who were not parties to the CAMBRIDGE and CAMBRIDGE-related cases. The Commissioner denies any liability, but it is possible that the State could be ordered to pay in excess of $10 million dollars.

MISSOURI TRUSTS - ECONOMIC FACTORS

The portfolio of each Missouri Trust consists primarily of obligations issued by entities located in Missouri (the "STATE").
Bonds in a Missouri Trust may include obligations issued by or obligations not issued by the State of Missouri.

The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

Missouri's population was 5,117,000 according to the 1990 census of the United States Bureau of the Census, which represented an increase of 200,000 or 4.1% from the 1980 census of 4,917,000 inhabitants. Based on the 1990 population, Missouri was the 15th largest state in the nation and the third most populous state west of the Mississippi River, ranking behind California and Texas. In 1994, the State's population was estimated to be 5,278,000 by the United States Bureau of the Census.

Agriculture is a significant component of Missouri's economy. According to data of the United States Department of Agriculture, Missouri ranked 16th in the nation in 1993 in the value of cash receipts from farm marketing, with over $4.1 billion. Missouri is one of the nation's leading purebred livestock producers. In 1993, sales of livestock and livestock products constituted nearly 56% of the State's total agricultural receipts.

Missouri is one of the leading mineral producers in the Midwest, and ranked 15th nationally in 1993 in the production of nonfuel minerals. Total preliminary value of mineral production in 1993 was approximately $832 million. The State continues to rank first in the nation in the production of lead. Lead production in 1993 was valued at over $193 million. Missouri also ranks first in the production of refractory clay, third in barite, fourth in production of zinc and is a leading producer of lime, cement and stone.

The Missouri economy has produced exceptional job growth over the past three years. Missouri total employment in November 1996 reached 2,768,620 jobs. This is an increase of 13% or over 300,000 jobs since January of 1993. Missouri personal income grew by 7.1% in Fiscal Year 1995 and by 5.4% in Fiscal Year 1996. The Missouri economy is expected to show solid growth in Fiscal Year 1997. Missouri personal income is predicted to grow approximately 4.25% with unemployment remaining low.

According to data obtained by the Missouri Division of Employment Security, in 1996, over 2.5 million workers had nonagricultural jobs in Missouri. Over 27% of these workers were employed in services, approximately 24% were employed in wholesale and retail trade, and 16.7% were employed in manufacturing. By October 1996, Missouri had added the most new jobs in non-farm employment of all the mountain-plains states, with employment growth of 16,400. In the last ten years, Missouri has experienced a significant increase in employment in the service sector and in wholesale and retail trade. Missouri led the ten mountain-plains states in adding the most service jobs between October 1995 and October 1996, at 23,400. From the third quarter of 1995 to the third quarter of 1996, Missouri experienced total employment increase of 1.4%, or 36,400 new jobs.

According to the United States Bureau of Labor Statistics, the 1995 unemployment rate in Missouri was 4.8% and the 1996 rate was 4.1%. This compares favorably with a nationwide unemployment rate of 5.6% for 1995 and 5.4% for 1996.

In 1995, per capita personal income in Missouri was $21,819, a 5.7% increase over the 1994 figure of $20,644. For the United States as a whole, per capita income in 1995 was $23,208, a 5.3% increase over the 1994 per capita income of $22,047. In 1995, Missouri had the largest pay gain for the mountain-plains region, at 4.2%, outpacing the percentage gain for the nation.

Fiscal Year 1996 began with a beginning balance in the General Revenue Fund of $383.38 million. Total resources available at the end of Fiscal Year 1996 were $6,286.2 million.
Total obligations were $5,946.9 million.  The Budget
Stabilization Fund transfer to the General Revenue in Fiscal Year
1996 was $3.865 million, leaving an ending balance in the General
Revenue of $335.413 million.

Final calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1996 exceeded the total state revenue limit by $229.1 million. Therefore, in accordance with Article X, the entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 1998. Litigation has delayed the refund of $147.2 million triggered in Fiscal Year 1995.

Total General Revenue receipts with collections and transfers for fiscal years 1995 and 1996 were $5,443.4 million and $5,813.2 million, respectively. The total General Revenue expenditures in Fiscal Year 1996 for the operating budget were $5,287.5 million.

Estimated total resources available in the General Revenue
Fund at the end of Fiscal Year 1997 are $6,645.4 million. Total obligations in the General Revenue for Fiscal Year 1997 are estimated at $6,426.1 million. The Budget Stabilization Fund Transfer to the General Revenue for Fiscal Year 1997 is estimated at $86.55 million, leaving an ending balance in the General Revenue of $132.78 million. Total General Revenue resources for Fiscal Year 1998 are projected at $6,500.8 million. Total obligations for Fiscal year 1998 are forecast at $6,500.8 million, leaving a $0 ending balance.

The Office of Administration projects that total state revenues will exceed the total state revenue limit by approximately $155 million in Fiscal Year 1997, with a net revenue increase of 5.6%. The Office of Administration projects that revenues will not exceed the revenue limit in Fiscal Year 1998 if the Governor's recommended tax reductions are enacted, although net revenue growth is predicted at 5.0%. It is projected that total state revenues will be approximately $140 million below the Article X revenue limit refund threshold in Fiscal Year 2002.

Total General Revenue receipts with collections and transfers for fiscal year 1997 is estimated at $6,181.6 million. Fiscal year 1997 appropriations are estimated at $5,941.3 million. For fiscal year 1998, before tax cuts, General Revenue receipts are estimated at $6,498.9 million, and after proposed tax cuts, the estimate is $6,281.1 million. The Governor has recommended appropriations for the operating budget for Fiscal Year 1998 of $6,202.2 million.

For fiscal year 1998, the majority of revenues for the State of Missouri will be obtained from individual income taxes (56.2%), sales and use taxes (25.1%), corporate income taxes (8.1%), and corporate franchise taxes (1.2%). Major expenditures for fiscal year 1998 include elementary and secondary education (33.5%), human services (25.7%), higher education (13.7%), corrections and public safety (7.9%) and desegregation (4.7%).

The fiscal year 1998 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from revenue variance and anticipated spending in Fiscal Year 1996 as well as various capital improvements in Fiscal Year 1997. The total general revenue operating budget for fiscal year 1998 exclusive of desegregation is $5,026.8 million.

Missouri will continue to see a decline in the ongoing costs of desegregation in Fiscal Year 1997. Beginning with a negotiated joint stipulation reached on February 22, 1995, Governor Carnahan has attempted to reduce these annual costs and end court supervision in the Kansas City case. This negotiation yielded $22.5 million in total savings that were used for state aid to all Missouri schools beginning in Fiscal Year 1996. Following the U.S. Supreme Court decision on June 12, 1995, further negotiations reduced costs an additional $57.9 million, bringing the total savings allocated to the school foundation formula to $80.4 million. In addition, one-time savings of $66.6 million have been redirected to Missouri schools through the formula. State law requires that desegregation savings go toward the foundation formula for all Missouri schools.

As of December 31, 1996, the state has spent $2.8 billion on the desegregation cases in St. Louis and Kansas City. At the end of fiscal year 1997, that total will rise to an estimated $2.9 billion. The appropriation for Fiscal Year 1997 was $262 million. The revised estimate for fiscal year 1997 is $257.9 million, excluding carryover amounts for capital improvements, and the projection for fiscal year 1998 is $264 million. The state's obligation for desegregation capital improvement was paid for with one-time revenue sources set aside in previous fiscal years. Ongoing costs are primarily from the St. Louis magnet schools, general salary increases ordered by the federal district court in Kansas City and the costs of voluntary interdistrict transfers in both cases. These estimates are subject to variables including actions of the school districts and participating students, future court orders and the expenditure rates of the school districts. If the court approves a settlement agreement in the Kansas City case, State desegregation payments would phase out and end by Fiscal Year 2000.

Currently, each of the general obligation bonds issued by the State of Missouri is rated "Triple A" by Moody's Investors Service, Inc., Standard and Poor's Corporation, and Fitch's Investors Services. Missouri is one of only six states that have this rating from all three rating organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

Through voter-approved amendments to the state constitution, the people of Missouri have authorized the issuance of state general obligation bonds for three purposes: fourth state building bonds (approved in August 1994), water pollution control bonds, and third state building bonds. As of January 1, 1997, $198,620,000 principal remains outstanding of the $200,000,000 issued fourth state building bonds; and $137,315,000 principal remains outstanding of the $439,494,240 issued water pollution control bonds (both amounts excluding refunding issuances). With the final $75 million issuance on December 1, 1987, all $600 million in third state building bonds authorized by Missouri voters in 1982 were issued.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Missouri Insured Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by a Missouri Trust to pay interest on or principal of the Bonds.

NEW JERSEY TRUSTS - ECONOMIC FACTORS

Each New Jersey Trust consists primarily of obligations of issuers located in New Jersey. Each Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the New Jersey Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "STATE") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among the states in per capita personal income ($27,742).

The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid-1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.9% in January 1997, which is higher than the national average of 5.4% in February 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

DEBT SERVICE. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness is $466.3 million for Fiscal Year 1996.

NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM. The State operates on a fiscal year beginning July 1 and ending June 30.
At the end of Fiscal Year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of Fiscal Year 1990, there was a surplus in the general fund of $1 million. At the end of Fiscal Year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its Fiscal Year 1992 with a surplus of $760.8 million, Fiscal Year 1993 with a surplus of $937.4 million and Fiscal Year 1994 with a surplus of $926.0 million. It is estimated that New Jersey closed its Fiscal Year 1995 with a surplus of $569.0 million.

In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation, the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions range from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% within three years for most taxpayers.

On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for Fiscal Year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.

LITIGATION. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

DEBT RATINGS. For many years prior to 1991, both Moody's Investors Service, Inc. and Standard and Poor's Corporation had rated New Jersey general obligation bonds "Aaa" and "AAA," respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to AA+. On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on Credit Watch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year began on July 1, 1992. Standard and Poor's Corporation suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its Credit Watch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its "AA+" rating at the same time.

On August 24, 1992, Moody's Investors Service, Inc.
downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

NEW YORK TRUSTS - ECONOMIC FACTORS

The Portfolio of each New York Trust includes obligations issued by New York State (the "STATE"), by it various public bodies (the "AGENCIES"), and/or by other entities located within the State, including the City of New York (the "CITY").

Some of the more significant events and conditions relating to the financial situation in New York are summarized below.
This section provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on Official Statements and prospectuses issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

(1)THE STATE: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. However, the State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a three-year, 20% reduction in the State's personal income tax. During 1996-97, New York led the nation in tax cuts, at 54.1%, bringing the total value of tax reductions in effect for the 1997 year to over $6 billion. When measured as a percentage of personal income, state-imposed taxes in New York should be below the national median in 1997. The budget for fiscal year 1997-98 reflects an additional $170 million in tax reductions.

SLOWDOWN OF REGIONAL ECONOMY. A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. Economic recovery started considerably later in the State than in the nation as a whole due in part to the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending, and an oversupply of office buildings. In the last few years, New York has shown signs of economic resurgence. Since 1994, New York has jumped from 15th to 6th in terms of total private sector employment growth compared to other states, gaining 140,000 private sector jobs since December 1994, despite banking layoffs and closure of a major automotive plant. Overall employment growth was close to 0.7%, almost 60,000 jobs, for 1996. National employment growth in 1996 was 2.0%. The New York economy in 1997 is expected to grow at about the same rate as in 1996. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

1997-98 FISCAL YEAR. The Governor presented the recommended Executive Budget for the 1997-98 fiscal year in January 1997. The 1997-98 budget gap is smaller than the previous two fiscal year projections. The baseline budget forecast produced an estimated $2.3 billion budget imbalance, before reflecting any actions taken by the Governor to produce a balanced 1997-98 Financial Plan. Projections of baseline revenue growth showed a decline of almost $2 billion, reflecting the loss of non-recurring receipts used in 1996-97 and implementation of previously enacted tax reduction programs.

The 1996-97 surplus of $943 million reduced the 1997-98 budget gap to $1.3 billion. Proposals included in the Executive Budget for 1997-98 close this remaining gap, reducing State spending for the third straight year, and permitting three new tax reduction proposals: the $1.7 billion, multi-year property tax reduction portion of STAR (School Tax Relief initiative); a three-year phased reduction in the estate and gift tax; and a $50 million reserve for additional targeted job-creating tax reductions. The budget also makes a significant investment in school aid -- a proposed increase of $302 million on a school year basis as the first step toward implementing the $1.7 billion school aid portion of STAR.

The 1997-98 Financial Plan includes approximately $66 million in non-recurring resources, or only 0.2% of the General Fund budget -- the lowest level in more than a decade. As compared to 1996-97, non-recurring resources are a much smaller component of the budget: down over $1 billion from last year's adopted budget. The loss of these resources in future years is more than offset by recommendations which provide higher annualized savings in 1998-99 and beyond.

                              -90-
 Assuming these gap-closing actions, the Financial Plan projects receipts of $32.9 billion and spending of $32.8 billion in fiscal year 1997-98, with a required deposit of $15 million to the Tax Stabilization Reserve Fund (TSRF) and an increase of $24 million in the Contingency Reserve Fund (CRF). The closing fund balance in the General Fund is projected to be $332 million, the largest amount ever on deposit.

1996-1997 FISCAL YEAR. The 1996-97 State Financial Plan projected total general fund receipts and transfers from other funds at $32.966 billion and disbursements and transfers to other funds at $32.895 billion. The 1996-97 General Fund Financial Plan continues to be balanced, with a projected surplus of $1.3 billion. This will be the second consecutive material budget surplus generated by the Governor's administration. Of this amount, $250 million is being used to accelerate the last portion of the Governor's personal income tax cut through changes to the 1997 withholding tables. This raises taxpayers' current take-home pay rather than issuing larger refunds in 1998. Of the remainder, $943 million is being used to help close the projected 1997-98 budget gap, and $65 million is being deposited into the Tax Stabilization Reserve Fund (the State's "rainy day" fund) as provided by the Constitution. This is the maximum amount that can be deposited, and increases the size of that fund to $332 million by the end of 1997-98, the highest balance ever achieved.

The surplus results primarily from growth in projected receipts. As compared to the enacted budget, revenues increased by more than $1 billion, while disbursements fell by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and caseload projections for the balance of the fiscal year.

The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million will be on deposit in the TSRF, while another $41 million will remain on deposit in the CRF. The TSRF has an opening balance of $287 million, supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. The previously planned deposit of $85 million to the CRF, projected earlier to be received from contractual efforts to maximize Federal revenue, is not expected to materialize this year.

On January 21, 1994, the State entered into a settlement with Delaware with respect to STATE OF DELAWARE V. STATE OF NEW YORK, which is discussed below at STATE LITIGATION. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

On November 16, 1993, the Court of Appeals, the State's highest court, affirmed the decision of a lower court in three actions, which declared unconstitutional State actuarial funding methods for determining State and local contributions to the State employee retirement system. Following the decision, the State Comptroller developed a plan to phase in a constitutional funding method and to restore prior funding levels of the retirement systems over a four-year period. The plan is not expected to require the State to make additional contributions with respect to the 1993-94 fiscal year nor to materially and adversely affect the State's financial condition thereafter. Through fiscal year 1998-99, the State expects to contribute $643 million more to the retirement plans than would have been required under the prior funding method.

FUTURE FISCAL YEARS. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

INDEBTEDNESS. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.789 billion. As of the same date, the State had approximately $5.181 billion in general obligation debt and $149.3 million of Bond Anticipation Notes ("BANS") outstanding.

As of March 31, 1995, $17.980 billion of bonds, issued in connection with lease-purchase and contractual obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1995 was $27.913 billion. Total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $36.1 billion.

The State anticipates that its borrowings for capital purposes during the State's 1995-96 fiscal year will consist of $248 million in general obligation bonds and BANS and $186 million in general obligation commercial paper. The State's commercial paper program is expected to have an average of $287 million outstanding during 1997-98. The projection of the State regarding its borrowings for the 1995-96 fiscal year are subject to change if actual receipts fall short of State projections or if other circumstances require.

In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrow ing. As of June 1995, LGAC had issued its bonds and notes to provid e net proceeds of $4.7 billion. The LGAC was authorized to issue its bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995. The LGAC program was completed in 1995-96 with the issuance of the last installment of authorized bond sales.

The Legislature passed a proposed constitutional amendment which would permit the State subject to certain restrictions to issue revenue bonds without voter referendum. Among the restrictions proposed is that such bonds would be backed by the full faith and credit of the State. The Governor intends to submit changes to the proposed amendment, which before becoming effective must be passed again by the next separately-elected Legislature and approved by voter referendum at a general election. The earliest such an amendment could take effect would be in November 1995.

RATINGS. Moody's rating of the State's general obligation bonds stood at A as of September 1995, and S&P's rating stood at A-. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

(2)THE CITY AND THE MUNICIPAL ASSISTANCE CORPORATION ("MAC"): The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "CONTROL BOARD") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "COVERED ORGANIZATIONS")).

In recent years, the rate of economic growth in the City has slowed substantially as the City's economy entered a recession. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan.

Pursuant to State Law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1995-96 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the financial plan.

The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1996 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

1996-99 FINANCIAL PLAN. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. The proposed gap-closing actions, a substantial number of which are not specified in detail, include various actions which may be subject to State or Federal approval.

On July 24, 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. With respect to the 1997-99 fiscal years, the report noted that the gap-closing program in the 1996-99 Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. The report estimated that the 1996-99 Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year, and $2.9 billion to $3.4 billion in the 1999 fiscal year.

On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report concluded that the debt incurring power of the City would likely be curtailed substantially in the 1997 and 1998 fiscal years.

On July 21, 1995, the staff of the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively.

On July 24, 1995, the staff of the OSDC issued a report on the 1996-99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1994, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.6 billion. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

RATINGS. As of March 1996, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-.

On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bond A-. Moody's rating for City general obligation bonds is Baa1.

On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

 As of June 30, 1995, the City and MAC had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term indebtedness.

(3)THE STATE AGENCIES: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of September 30, 1993, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $63.5 billion of outstanding debt, including refunding bonds, of which $7.7 billion was moral obligation debt of the State and $19.3 billion was financed under lease-purchase or contractual obligation financing arrangements.

(4)STATE LITIGATION: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

(5)OTHER MUNICIPALITIES:   Certain localities in addition to New York City
could have financial problems leading to requests for additional State assistance. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1996-97 and 1997-98 fiscal years.

Fiscal difficulties experienced by the City of Yonkers ("YONKERS") resulted in the creation of the Financial Control Board for the City of Yonkers (the "YONKERS BOARD") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1993.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Insured Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

(6)OTHER ISSUERS OF NEW YORK MUNICIPAL OBLIGATIONS. There are a number of other agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

NORTH CAROLINA TRUSTS - ECONOMIC FACTORS

The population of the State has increased 13% from 1980, from 5,880,095 to 6,657,106 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of July 1996 is 7,322,317. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000.

The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1996, the State labor force grew about 30% (from 2,855,200 to 3,718,000). Per capita income during the period 1985 to 1995 grew from $11,870 to $21,103, an increase of 77.8%.

The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of June 1996, the State was reported to rank eleventh among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June 1990, but have demonstrated an upward trend since 1991.

The seasonally adjusted unemployment rate in December 1996 was estimated to be 4.2% of the labor force, as compared with 5.3% nationwide.

In 1995, the State was eighth in the nation in gross agricultural income which was approximately $7.0 billion. According to the State Commissioner of Agriculture, in 1995, the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes; second in hog production, trout, the production of cucumbers for pickles and net farm income; third in the value of poultry and egg products, and greenhouse and nursery income; fourth in commercial broilers, peanuts, blueberries and strawberries; and sixth in burley tobacco.

The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

Tobacco production, which has been the leading source of agricultural income in the State, declined in 1995. The poultry industry is now the leading source of gross agricultural income, at 29%, and the pork industry provides over 18% of the total agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally.

The number of farms has been decreasing; in 1995 there were approximately 58,000 farms in the State (down from approximately 72,000 in 1987, a decrease of about 19% in eight years). However, a strong agribusiness sector supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agriculture industry, including food, fiber and forest products, contributes over $45 billion annually to the State's economy.

The State Department of Commerce, Travel and Tourism Division reports that in 1995 more than $9 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers and that approximately 161,000 people were employed in tourism-related jobs. The effects of two severe hurricanes in 1996 may have an adverse effect on tourism in certain areas of the State.

The North Carolina State Constitution requires that total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The State's fiscal year runs from July 1st through June 30th. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

The state began fiscal year 1995-96 with an unreserved beginning balance in the General Fund of $320.7 million. Total revenue in the General Fund during the fiscal year was $10.1 billion and total budget recommendations were $9.684 billion. Of the total revenue, $9.46 billion or 93.7% was generated from taxes. Fiscal year 1995-96 ended with an unreserved balance of $290.5 million in the General Fund.

Total revenue available in the General Fund for fiscal year 1996-97 is estimated at $10.86 billion. Approximately 91.3% or $9.9 billion is generated from taxes. Budget recommendations for fiscal year 1996-97 are expected to total $10.45 billion. The unreserved ending balance at the end of fiscal year 1997 is estimated at $147.4 million.

Consistent with the expected growth in the state economy, baseline tax revenue is projected to increase by 6.1% during 1997-98 and 6.4% in 1998-99. This is a modest improvement from the 6.0% increase projected for 1996-97.

The key elements of the 1995 tax package were: (1) the increase in individual income tax personal exemption from $2,000 per person to $2,250 for 1995 and further to $2,500 in 1996; (2) the enactment of a $60 child tax credit; and (3) the complete elimination of the state intangibles tax. Major reduction items in the 1996 package included: (1) a reduction in the state sales tax on food from 4% to 3% beginning in 1997; (2) a phased reduction in the corporate income tax from 7.75% to 6.90% by 2000; and (3) a complete elimination in the soft drink tax over a three year period. The combined impact of the 1995 and 1996 package is a reduction in state taxes of $616 million in 1997-98 and $686 million in 1998-99.

It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Trusts.

The total recommended 1997-99 biennial state budget is $40.2 billion and is comprised of four major categories of funds including general funds, highway funds, federal funds, and other receipts generated by departments. In terms of composition, the total state budget consists of 56.7% general funds, 8.7% highway funds, 26.4% federal funds, and 8.2% other receipts.

Of the total recommended state budget, approximately 99.8% provides for the operations of the state programs and services including the continuation and expansion of existing programs and the implementation of new programs proposed by the Governor. The remaining .2% of the recommended budget provides for capital improvement projects, repairs and renovations to existing state-owned facilities and acquisition of real property.

General obligations of the State are currently rated "AAA" and "Aaa" by Standard & Poor's and Moody's, respectively. Standard & Poor's also reaffirmed its stable outlook for the State in June 1995. Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance and low debt levels. There can be no assurance that the economic condition on which these ratings, or the ratings of the other bonds in the Portfolio, are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions, by uncertainties peculiar to the issuers thereof or the revenue sources from which they are to be paid. The factual information provided above was derived from publications of various North Carolina departments or agencies and has not been independently verified. Investors are encouraged to consult the Schedule of Investments at the Date of Deposit for a North Carolina Trust and their own investment advisors regarding the merits of particular Bonds in the Portfolio.

OHIO TRUST - ECONOMIC FACTORS

As described above, the Trusts will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Trusts are therefore susceptible to general or particular economic, political, or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations for which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Trusts or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Trust or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF," a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on the updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

The GRF appropriations act for the 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000 to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)

By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995), Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At March 7, 1997, $955 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($32.3 million outstanding);
(b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($879 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($44.2 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.6 billion of which were outstanding at March 7, 1997.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for the purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 117 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one).

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs, and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated. As of March 7, 1997, the 1996 school district "fiscal emergency" provision has been applied to two districts, and 10 districts have been placed on preliminary "fiscal watch" status.

At present the State itself does not levy any AD VALOREM taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of the aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "TEN-MILL LIMITATION"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

OREGON TRUSTS - ECONOMIC FACTORS

The portfolio of each Oregon Trust consists primarily of obligations issued by entities located in Oregon.

Similar to the nation as a whole, economic growth in Oregon is likely to be restricted to its long-term trend rate by near capacity labor markets and rising costs. Oregon's jobless rate is unlikely to fall below its current 5.0% for any sustained period. This will have the effect of limiting job growth to the rate of increase in the state's labor force. The labor force is expected to increase sufficiently to keep Oregon's employment growth well above the national average but not enough to match the job growth rates of the 1994 to 1996 period. The state's tight labor markets and expanding high technology industries should continue to push Oregon's wages and per capita income up toward the national average.

Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. Per capita personal income in Oregon increased 6.0% in 1995, to $21,611, which is 93% of the national per capita personal income of $23,208.

Oregon's personal income is forecast to increase 6.3% in 1997 and 5.9% in 1998, down from an estimated 7.9% in 1996 but still well above the national forecast of 5.0% growth in 1997 and 4.9% in 1998. Non-farm payroll employment is expected to increase 2.9% in 1997, more than double the projected national rate of job growth.

With the state's overall labor market near full capacity, job expansion will become increasingly dependent on labor force growth. While the 18 to 24 year old segment of the population is expected to grow over the next five years, the key to labor force expansion is the rate of net migration. Oregon experienced rapid net in-migration over the 1990 to 1995 period averaging 40,700 per year. The state continues to be attractive to in-migrants, offering low unemployment and rising relative wages. Moreover, California's unemployment rate remains 2% above Oregon's rate. These factors should keep Oregon's population growth well above the national average.

Despite the attraction of Oregon's strong economy, the rate of net in-migration is likely to slow for two reasons. First, California is well into an economic recovery with job growth above the national average. This has already slowed movement into Oregon. This trend can be expected to continue. A second factor is Oregon's rising home prices. Oregon's conventional home repeat price index increased 9.3% per year over the 1990 to

1995 period, the second fastest growth rate among the states. Home prices are estimated to increase 8.9% in 1996, followed by a 7.9% projected increase in 1997. These increases are making Oregon a relatively more expensive place to live. This will have the effect of reducing the state's attractiveness to some potential in-migrants.

The state's tight labor markets are expected to continue pushing Oregon's wages toward the national average. Manufacturing wages grew an estimated 6.3% in 1996 while private service wages increased 5.6%. In 1997, manufacturing wages are projected to increase another 4.3% while private service wages rise 4.4%. Oregon's annual wages have increased from 89.8% of the national average in 1993 to 92.9% in 1995. They are forecast to rise to 94.5% in 1997. Wage growth is a key factor stimulating demand and retail sales in Oregon but it also is a growing concern among Oregon businesses because higher wages mean higher costs.

It is the expanding high technology manufacturing sector that has been the catalyst for the state's rapid growth over the 1994 to 1996 period. Though slowing, high tech should continue to be the driving force behind growth in the region stretching from the Portland Metropolitan area through Salem and Corvallis to Eugene. High tech manufactures are expected to add 2,300 jobs in 1997 with the overwhelming majority of them occurring in this region.

The rest of the state will benefit from a generally healthy agriculture section (with the exception of the cattle industry), a stabilizing timber harvest and increasing cost advantages relative to the Willamette Valley and Portland metropolitan area. The statewide timber harvest is expected to be
4.2 billion board feet in 1997, matching the estimate for 1996. Although the harvest is not expected to show further significant declines, it is forecast to remain at extremely low levels relative to the post World War II norm. Lumber and wood products jobs are forecast to decline only 1.4% in 1997 after decreasing an estimated 3.1% in 1996.

The major components of personal income are expected to grow more slowly in 1997 with the exception of dividend, interest and rent income and transfer payments. Non-farm proprietor income is forecast to increase 4.3% in 1997, down from an estimated 6.2% in 1996. Farm proprietor income is projected to drop 12% in 1997 after jumping 29.8% in 1995 and 41% in 1996. Wage and salary income is expected to increase 6.9% in 1997, after growing more than 9% in both 1995 and 1996.

The forecast of rising short-term interest rates pushes up dividend, interest and rent income 7.6% in 1997, compared to an estimated 5.2% growth rate in 1996. Transfer payments are projected to increase 5.7% in 1997, up 0.2% from the 1996 estimate.

Preliminary data shows that non-farm payroll employment increased by more than 60,000 or 4.2% between 1995 and 1996, the second-highest increase achieved in at least 25 years. The goods-producing sector increased 4.1% or 12,200 jobs from 1995-96 and the service-producing sector increased 4.3% or 47,900 jobs. Continued employment growth is expected in 1997, although perhaps not at the pace of 1996.

Construction employment, which increased by 7,700 jobs or 11.4% from 1995 to 1996, is expected to show less growth in 1997 though it is likely to remain at a high level of activity. After adding jobs at a double digit rate each year from 1994 to 1996, construction industry employers are forecast to expand payroll jobs only 4.1% in 1997. Housing starts are forecast to drop 13.6%. While the forecast of 22,100 is below the housing start level for 1994 through 1996, it is above every year between 1979 and 1994.

Overall manufacturing employment is forecast to increase 0.3% in 1997 after averaging 3.0% growth for the 1994 to 1996 period. The expanding high tech sector is likely to make it increasingly difficult for other manufacturers to find skilled labor at wages consistent with their competitive position. Metals employment is expected to decline 0.7% while transportation equipment manufacturing job growth drops from 4.0% in 1996 to 1.1% in 1997.
Non-durable goods manufacturers are projected to reduce employment 1.3% in 1997, in line with the estimated 1996 decrease. Mining employment is forecast to inch up 0.8% after jumping 10.2% in 1996.

The state's service-producing sectors are expected to continue growing but they too are likely to be constrained by labor availability. Services added 30,800 jobs in 1996, an 8.5% increase. Jobs in the state's largest sector, non-health services, are expected to grow 5.7%, down from 8.1% in 1996. A similar slowing trend is also expected for retail and wholesale trade which are projected to increase 2.6% and 3.8% in 1997, respectively. Health service employment is forecast to rise 3.4% while financial service jobs are projected to expand 2.3%. Job growth rates of 2.1% in transportation services and 1.4% in communications and utilities are anticipated in 1997. The government sector in Oregon is forecast to continue shrinking relative to the overall economy. Overall government jobs are projected to increase 1.7% in 1997, marking the sixth consecutive year in which public sector jobs have grown more slowly than private sector jobs. Federal government employment is expected to decline for the fifth year in a row, dipping 1.7%. State government jobs are projected to increase 2.8% while local government jobs (which include tribal employment) increase 1.9%.

Impact of recent initiatives has put pressure on the General Fund for revenue for certain purposes. The "kicker law" says if biennial General Fund revenues exceed estimated revenues by 2% or more, the entire excess must be refunded. In 1990, Ballot Measure 5 diverted General Fund money to replace reduced property taxes for local schools and community colleges. Since then, $3.27 billion has been transferred to local schools. This money was previously allocated to human resources, natural resources, and higher education programs. In 1994, Ballot Measure 11 increased criminal sentences, ultimately requiring more than $1 billion from the General Fund to build prisons, requiring still more to operate them. In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

Actual General Fund revenue for the 1993-95 biennium was $6,536.1 million. The December forecast for the 1995-97 General Fund revenue is $7,399.3 million, a 13.2% increase from the 1993-95 biennium. The 1995-97 estimate is also an increase of $106.3 million from the September 1996 estimate and $437.8 million or 6.3% from the 1995 Close of Legislative Session (COS) forecast. The beginning balance is estimated to be $496.3 million, leaving total General Fund resources available for the 1995-97 biennium of $7,895.6 million. The General Fund resources estimate is $450.9 million higher than the COS estimate.

General Fund revenue is projected to be $8,145.7 million for the 1997-99 biennium. The beginning balance is estimated to be $536.3 million for a total General Fund resource estimate of $8,682 million. The December 1997-99 General Fund revenue estimate is $115.1 million higher than the September forecast despite the anticipation of a larger 2% surplus kicker refund. The overall General Fund resource projection is $243.8 million more than the September forecast.

The largest percentage of the $9.43 billion 1997-99 biennial budget (including kicker) goes to education. Approximately 43% or $3.95 billion goes to K-12 schools, $701 million or 7% goes to higher education, $427 million or 5% goes to community colleges, and $255 million or 3% goes to all other education. The second largest share of General Fund revenues for the 1997-99 biennium goes to human resources programs, which is $2.02 billion or 21%. Public safety is now the third largest user of state tax revenues, at $1.37 billion, or 14%. The budget leaves less than 2% as a General Fund ending balance on reserve.

General Fund revenue growth is expected to slow to 10.1% in the 1997-99 biennium, down from an estimated 13.2% in 1995-97. Removing the effects of the 2% surplus kicker refunds from both biennia shows General Fund revenue growth of 10.3% in 1997-99 compared to 18.3% in 1995-97. The expectation of slower economic growth and changes in tax law are the primary reasons for the declining rate of increase.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oregon Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oregon Trust to pay interest on or principal of the Bonds.

PENNSYLVANIA TRUSTS - ECONOMIC FACTORS

RISK FACTORS. Prospective investors should consider the financial difficulties and pressures that the Commonwealth of Pennsylvania (the "COMMONWEALTH" OR "PENNSYLVANIA") and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the municipal obligations purchased by the Fund will not be affected by such declines. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.

STATE ECONOMY. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for 58 major corporations. Pennsylvania had been historically identified as a heavy-industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually. Agribusiness and food-related industries support $39 billion in economic activity annually. Over 51,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands -- nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

Non-agricultural employment in Pennsylvania over the ten years ending in 1995 increased at an annual rate of 1.02%. This rate compares to a 0.36% rate for the Middle Atlantic region and a 1.8% rate for the United States during the period from 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4%. The growth in employment experienced in Pennsylvania during this period is higher than the 2.9% growth in the Middle Atlantic region.

Non-manufacturing employment in Pennsylvania has increased in recent years to 82.1% of total employment in 1995 and to 82.5% as of December 1996. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9% of 1995 non-agricultural employment and 17.5% as of December 1996, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1995, the services sector accounted for 30.4% of all non-agricultural employment while the trade sector accounted for 22.8%.

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Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. For January 1997 the unadjusted unemployment rate was 5.3% in the Commonwealth and 5.9% in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 4.7% compared to 5.4% for the United States.

STATE BUDGET. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the "fund" method of accounting. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action. Over 150 funds have been established for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The

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General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund.
Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. Since 1984, the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. The budgetary basis financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

FINANCIAL CONDITION AND RESULTS OF OPERATIONS. The fiscal years 1992 through 1996 were years of recovery for Pennsylvania from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates in the Commonwealth. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in Pennsylvania's tax revenues during the period. Tax revenues from fiscal 1992 through fiscal 1996 rose at an annual average rate of 2.8%. Total revenues and other income sources increased during this period by an average annual rate of 3.3%. Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at a 4.4% annual rate, led by annual average increases of 14.2% for protection of persons and property program costs and 11.4% for capital outlay costs. Expenditure reductions for fiscal 1996 from the previous fiscal year for operating transfers out and for conservation of natural resources program costs were the result of accounting changes affecting the General Fund and the Motor License Fund and a recategorization of expenditures due to a departmental restructuring in the General Fund. At the close of fiscal 1996, the fund balance for the governmental fund types totaled $1,986.3 million, an increase of $58.7 million over fiscal 1995 and $758.5 million over fiscal 1992.

FINANCIAL RESULTS FOR RECENT FISCAL YEARS (GAAP BASIS). The five-year period from fiscal 1992 through fiscal 1996 recorded a 4.6% average annual increase in revenues and other sources, led by an average annual increase of 13.2% for intergovernmental revenues. The increase for intergovernmental revenues in fiscal 1996 is partly due to an accounting change. Tax revenues during the five-year period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained the growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase measure adopted for the 1992 fiscal year.

Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0% led by increases of 14.2% for protection of persons and property program costs. The costs of a prison expansion program and other correctional program expenses are responsible for the large percentage increase. A reduction in debt service costs at an average annual rate of 29.1% over the five-year period is a result of reduced short-term borrowing for cash flow purposes. Improved financial results and structural cash flow modifications contributed to the lower borrowing. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five-year period.

The fund balance at June 30, 1996 total $635.2 million, a $547.7 million increase from a balance of $87.5 million at June 30, 1992.

FISCAL 1994 FINANCIAL RESULTS (BUDGETING BASIS) -- Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9% over commonwealth revenues during the 1993 fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax that ended the 1994 fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million, representing a 7.2% increase over fiscal 1993 expenditures. Medical assistance and prisons spending contributed to the rate of spending growth for the 1994 fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

FISCAL 1995 FINANCIAL RESULTS (BUDGETARY BASIS) -- Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

Commonwealth revenues during the 1995 fiscal year were $459.4 million, 2.9%, above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6% over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25% to 11.99% that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9% over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

FISCAL 1996 FINANCIAL RESULTS (BUDGETARY BASIS) -- Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7%. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the 1996 fiscal year were (i) the reduction of the corporate net income tax rate to 9.99%; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $1.0 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) the repeal of the tax on annuities; and (vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

Among the major sources of Commonwealth revenues for the 1996 fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for the fiscal year increased $155.5 million, or 2.8%, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for fiscal 1996. Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7%, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2% increase in nonwithholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non-tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.

The unappropriated surplus (prior to transfers to Tax Stabilization Reserve
Fund) at the close of the fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations will be $27.6 million. This amount represents the 15% of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer and anticipated interest earnings, the Tax Stabilization Reserve Fund balance will be $211 million.

FISCAL 1997 BUDGET -- The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of 0.6% over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues before refunds of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5%.

Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and the probation and parole programs. Continuation of the trend of rapidly rising inmate populations increases operating costs for correctional facilities and requires the opening of new facilities. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The approved budget also contains some departmental restructurings. The Department of Community Affairs was eliminated with certain of its programs transferred to the Department of Commerce that has been renamed the Department of Community and Economic Development. In addition to assuming some of the community programs, a significant restructuring of the economic development programs was completed with the establishment of the new Department of Community and Economic Development. Although the departmental restructurings are estimated to save approximately $8 million, a $25 million increase in funds was committed to economic and community development programs for fiscal 1997.

Providing funding for these program increases in a fiscal year budget where appropriations increased by only $96.7 million, or 0.6%, required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves. Net savings to the fiscal 1997 budget of $176.5 million is anticipated. Many of these savings are redirected in the fiscal 1997 budget toward providing additional support services to those working and seeking work. Of the net savings, $21 million is committed to job training opportunities and an additional $69 million towards making day care services available to welfare recipients for work opportunities. The fiscal 1997 budget also provides additional funding without requiring additional appropriations. An actuarial reduction of 112 basis points in the employer contribution rate is estimated to save school districts approximately $21 million for the fiscal year. Additional savings can be expected to be realized by school districts from legislated changes to teacher sabbatical leaves and worker's compensation insurance.

PROPOSED FISCAL 1998 BUDGET -- On February 4, 1997, the Governor presented his proposed General Fund budget for fiscal 1998 to the General Assembly.
Revenue estimates in the proposed budget were developed using a national economic forecast with projected annual growth rates below 2%. Total Commonwealth revenues before reductions for refunds and proposed tax changes are estimated to be $17,339.2 billion, 2.4% above revised estimates for fiscal 1997. Proposed appropriations against those revenues total $16,915.7 million, a 2.7% increase over currently estimated fiscal 1997 appropriations.
 As proposed, the fiscal 1998 budget assumes the draw down of the currently estimated $177.6 million unappropriated surplus at June 30, 1997; however, no appropriation lapses are included in this projection. Four tax law proposals and a proposed increase transfer of taxes to a special purpose are included in the proposed budget. Together these items are estimated to reduce fiscal 1998 Commonwealth revenues by $66.9 million. All require legislative enactment. The General Assembly is reviewing the proposed budget in hearings before its committees. The General Assembly may change, eliminate or add amounts and items to the Governor's proposed budget and there can be no assurance that the budget, as prepared by the Governor, will be enacted into law.

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


DEBT LIMITS AND OUTSTANDING DEBT. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt;
(iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the February 28, 1997 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended June 30, 1996 was approximately $18.9 billion, and therefore, the net debt limitation for the 1997 fiscal year is $33.1 billion. Outstanding net debt totaled $3.9 billion at June 30, 1996, approximately equal to the net debt at June 30, 1995. At February 28, 1997, the amount of debt authorized by law to be issued, but not yet incurred, was $17.3 billion.

Outstanding general obligation debt totaled $5,054.5 million at June 30, 1996, an increase of $9.1 million from June 30, 1995. Over the ten-year period ending June 30, 1996, total outstanding general obligation debt increased at an annual rate of 1.1%. Within the most recent five-year period, outstanding general obligation debt has grown at an annual rate of 1.1%.

DEBT RATINGS. All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.

CITY OF PHILADELPHIA. The City of Philadelphia (the "CITY" or "PHILADELPHIA") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992, which culminated in serious financial difficulties for the City. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowered PICA to issue notes and bonds on behalf of Philadelphia, and also authorized Philadelphia to levy a 1% sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on April 30, 1996. As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds. The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million.

No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in Special Tax Revenue Bonds outstanding as of June 30, 1996.

The audited General Fund balance of the City as of June 30, 1994, 1995 and 1996 showed a surplus of approximately $15.4 million, $80.5 million and $118.5 million, respectively.

The Standard & Poor's rating on Philadelphia general obligation bonds is "BBB-." Moody's rating is currently "Baa."

LITIGATION. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under the Act, damages for any loss are limited to $250,000 per person and $1 million for each accident.

TENNESSEE TRUSTS - ECONOMIC FACTORS

The following brief summary regarding the economy of Tennessee is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Tennessee obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

CONSTITUTIONAL CONSIDERATIONS. The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding nor is borrowing of any type for operating purposes contemplated.

The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

THE STATE AND ITS ECONOMY.  Tennessee has a diverse agricultural sector.
Both corn and nursery operations have ranked fourth and fifth (often switching places) in terms of cash receipts for Tennessee farmers since 1990. Other important crops include wheat, floriculture, hay, and vegetables. Moreover, cattle operations generate more income in the aggregate than any other single commodity in Tennessee. In all, production agriculture generates more than $2 billion in annual cash receipts for Tennessee farmers.

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Farm profit in recent years, however, has fluctuated sharply from a $799 million peak in net cash income for 1992's record production year to $614.7 million in 1995. Net cash income for 1996 was expected to be substantially higher than 1995 due to the second consecutive year of high prices for many crops.

The 1997 year is the first full year under the 1996 farm bill, which radically changed the character of federal income support for agriculture. Overall, Tennessee will benefit from the bill, especially in the next few years when federal payments are substantially higher than what farmers would have received under the old policy regime. Yet, production shifting (i.e., cotton to corn and wheat) is expected to cost the state $29.1 million in total income and output, as well as a loss of an estimated 231 jobs. These changes may result in significant economic impacts for the regions and industries in which they are centralized.

Tennessee has experienced a slowdown in the economy during the last several years. The most prominent is the loss of over 14,000 jobs in the state's nondurable goods manufacturing sector between the third quarter of 1995 and the third quarter of 1996. According to the University of Tennessee's Center for Business and Economic Research, job growth between the third period of 1995 and 1996, at 2.3%, fell a full percentage point below the growth registered in the prior three years. Also, state sales tax collections grew only 5.9% in 1995-96 and are growing at a similar rate in 1997, versus 9.7% in 1994-95. Despite these trouble spots, the state's unemployment rate in 1995 and 1996 was 5.2% and 4.9%, respectively, compared to the national unemployment rates of 5.6% and 5.4%, respectively. Also, there is strong job growth outside of the manufacturing sector and significant population growth of 7.8% between 1990 and 1995 versus 5.6% for the U.S.

Overall, employment growth has slipped by a full percentage point, with few sectors avoiding the slowdown. Only the government and construction sectors show stronger growth than in earlier years. At the end of 1996, non-agricultural employment is expected to grow 2.5% and nominal personal income is expected to have increased 4.6%. Thus, Tennessee will have outperformed the U.S. job growth rate of 2.0%, but trail in personal growth of 5.4%.

The short-term economic outlook calls for stable and moderate economic growth for Tennessee through 1998, similar to projections for the national economy. Nonagricultural employment is expected to grow 2.0% in 1997 and 2.1% in 1998, considerably lower than the 3.4% average gain registered between 1993 and 1996. Job growth is expected to be somewhat slower for the national economy, climbing 1.7% in 1997 and 1.4% in 1998.

Tennessee's construction sector is expected to lead all sectors in job growth, predicted at over 4% in the next two years. The trade sector will grow 3.2% in 1997 and 3.0% in 1998. The services sector, the largest employment sector of the state economy (accounting for one of four nonagricultural jobs in 1996) will expand at a 3.4% pace in 1997 and will grow 3.2% in 1998. Job growth in finance, insurance and real estate will be in the 2.0-2.3% range, while employment in transportation, communication and public utilities will be 1.0% in 1997 and 1998.

The state's manufacturing sector, contributing one out of every five state jobs, will fall 0.1% in 1997 and rebound 0.5% in 1998. Unfortunately, nondurable goods employment is expected to decrease over the next few years, with job losses totaling 3,300 in 1997 and 1,500 in 1998. The textile, apparel and leather sectors have borne most of the recent job losses. The job losses in 1995-96 came as a surprise and further unanticipated losses may arise in the future. The state's durable goods manufacturing sector, however, is forecast to increase 1.0% in 1997 and 1.4% in 1998.

Tennessee's unemployment rate is predicted at 5.1% in both 1997 and 1998.
The U.S. unemployment rate is projected to be 5.5% in 1997, rising to 5.8% in 1998.

The state economy has enjoyed strong growth in personal income in the last several years. In particular, total personal income growth and per capita personal income growth between 1993 and 1995 have surpassed growth for the U.S. economy. However, the margin narrowed in 1995 as U.S. economic growth accelerated and Tennessee's strong growth slowed.

Tennessee led all of the southeastern states in per capita personal income growth between 1985 and 1993 and surpassed U.S. growth by a full percentage point. From 1994-95, Tennessee's per capita personal income increased 5.3% to $21,038, which was slightly higher than the southeast's average of $20,970. In 1995-96, Tennessee's per capita personal income increased 3.16% to $21,705. In both 1995 and 1996, Tennessee's per capita personal income was 91% of the national average.

Growth in nominal Tennessee personal income is projected at 5.5% and 5.4% in 1997 and 1998, respectively. This is much slower than the 7% rate in both 1994 and 1995, but an improvement over the 4.5% rate in 1996. Nominal per capita personal income is forecast to be up 4.2% and 4.1% in 1997 and 1998, respectively, comparing well to the 3.5% and 3.8% growth rates projected for the national economy.

Wage and salary income will advance 5.6% in 1997 and 5.3% in 1998. Roughly comparable growth will be recorded by other labor income. Proprietor's income is expected to increase 5.7% and 7.1% in the following two years, while rent, interest and dividend income will grow 5.5% and 4.8% in 1997 and 1998, respectively.

Sales tax revenue grew nearly 14% in 1992-93. This figure sharply declined for fiscal year 1995-96 when the growth rate was only 5.9%. Taxable sales are forecast to increase 4.5% in 1997 and 4.6% in 1998.

The actual state budget for fiscal year 1995-96 was $13.331 billion and the estimated state budget for 1996-97 is $14.529 billion. Actual General Fund revenue for fiscal year 1995-96 was $11,343.9 million. Actual General Fund appropriations were $5,311.5 million. Estimated revenue for the General Fund for fiscal year 1996-97 is $12,061.0 million, an increase of $717.1 million or 6.3%. Estimated appropriations in the General Fund for 1996-97 are $5,735 million, an increase of $423.5 million or 8%.

Total state revenue for fiscal year 1996-97 is estimated at $6,887.5 million, an increase of 4.7% from 1995-96. Of this amount, approximately 91.8% or $6,323.1 million is scheduled to be obtained from taxes, each of which will generate a certain percentage of the total revenues as follows: sales and

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use (56.2%); franchise and excise (12.7%); gasoline and gasoline inspection
(8.8%); gross receipts and privilege (4.2%); motor vehicle (3%); income and inheritance (2.5%); motor fuel (1.9%); tobacco, beer, and alcoholic beverages (1.9%) and all other taxes (.6%). Of the total state revenue, approximately 41.5% or $2,854.7 is estimated from the general fund.

The recommended state budget for fiscal year 1997-98 is $14.420 billion which is $109.6 million less than 1996-97. Recommended General Fund revenues for fiscal year 1997-98 are $12,329.2 million and appropriations are $5,993.3 million. The revenue increase from the prior fiscal year is $268.2 million or 2.2% and the increase in appropriations is $258.4 million, or 4.5%.

Total state revenue for fiscal year 1997-98 is estimated at $7,156 million. Approximately 92% or $6,588.8 million of this amount is projected to be from taxes. The top three state tax revenue producers are expected to be sales and use tax at 56.7% or $4,057.1 million of total state revenue, franchise and excise tax at 12.8% or $913.2 million, and gasoline/gasoline inspection tax at 8.6% or $615.7 million. Approximately 41.5% or $2,966.4 million of the total state revenue is expected to be in the General Fund.

For Fiscal Year 1997-98, State revenues are scheduled to be allocated in the following percentages: education (45%); health and social services (23.5%); transportation, business and economic development (10.4%); law, safety and correction (9.2%); general governmental (2.6%); and resources and regulation (2.5%).

BOND RATINGS. Tennessee's general obligation bonds are rated Aaa by Moody's, AA+ by Standard & Poor's and AAA by Fitch Investors Service. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.

The state sold general obligation bonds in the amount of $113.2 million in fiscal year 1995-96. This issue increased Tennessee's total general obligation bond debt at June 30, 1996 to $767,971,000. Approximately 99.9% of this debt was issued to provide funding for institutional and building construction with the remaining .1% for highways. Total authorized but unissued bonds for fiscal year 1996-97 is $1,413,755,000. The 1997-98 proposed fiscal year budget recommends the authorization of an additional $75 million in highway bonds, and $60.8 million in institutional and building bonds to finance capital projects.

LEGAL PROCEEDINGS. Tennessee is involved in certain legal proceedings, that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme Court also reversed a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging Tennessee's corporate tax and impacting revenue.

The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in a Tennessee Trust are subject. Many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the issuers. Since certain Bonds in the Tennessee Trusts (other than general obligation bonds issued by the state) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the state could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Bonds in a Tennessee Trust to pay the debt service requirements on the Bonds. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the state and thus could adversely affect the ability of the state to pay the debt service requirements of any Tennessee general obligation bonds in a Tennessee Trust. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by a Tennessee Trust to pay interest on or principal of the Bonds.

TEXAS TRUSTS - ECONOMIC FACTORS

This summary is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.

Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the collapse of oil and gas prices in 1986 and a resulting enactment by recent legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts was the State's number one source of income in fiscal 1995. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second, accounting for 26.5% of total revenues in fiscal 1995. Licenses, fees and permits is the third largest revenue source, contributing 9.7% of total revenues in fiscal 1995. The motor fuels tax is the State's fourth largest revenue source and second largest tax, accounting for approximately 5.8% of total revenue in fiscal year 1995. Motor vehicle sales/rental taxes, the State's fifth largest revenue source, accounted for 4.6% of the total revenue in fiscal year 1995.

The remainder of the State's revenues are derived primarily from interest and investment income and other excise taxes. The State currently has no personal or corporate income tax. The State does, however, impose a corporate franchise tax based in certain circumstances in part on a corporation's profit.

The Comptroller's estimate of total available General
Revenues for 1996-97 is $48.65 billion. Of this amount, 76.2% or $37.05 billion comes from taxes, with sales tax of $21.9 billion or 59% of total taxes, motor vehicle sales and rent taxes at $4 billion or 10.8%, and the corporation franchise tax at $3.34 billion or 9%. Licenses, fees, and permits is expected to contribute $3.51 billion or 7.2% to the total General Revenue. Total available General Revenues are expected to grow to $49.97 billion in fiscal year 1998-99, a 2.7% increase. Total tax revenue is expected to increase 4.9% in the same period.

Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 as those industries suffered significantly. The effects of this downturn continued to adversely affect the State's real estate industry and its financial institutions for several years. As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year and ended the 1987 fiscal year with a $745 million cash deficit. In 1987, the Texas economy began to move toward a period of recovery. The expansion continued in 1988 and 1989. In fiscal year 1995, the State ended the year with a general revenue fund cash balance of $2.110 billion. This was the eighth consecutive year that Texas ended a fiscal year with a positive balance.

The 73rd Legislature meeting in 1993 passed the 1994-1995 biennial "all funds budget" of $70.1 billion without increasing state taxes. This was accomplished by cutting spending in certain areas and increasing federal funding. The State Comptroller has estimated that total state revenues from all sources would total $74.1 billion for the 1994-1995 biennium. Actual total net revenue for fiscal year 1995 was $38.68 billion, compared to $36.7 billion for fiscal year 1994. Total expenditures for fiscal year 1995 were $39.34 billion, compared to $35.64 billion for fiscal year 1994. At the end of fiscal year 1995, the General Revenue Fund had a balance of $2.11 billion.

The 74th Legislature, which convened in 1995, passed the 1996-97 biennial budget, totaling $79.9 billion, also without raising additional taxes. The 74th Legislature relied, in part, on the State Comptroller's 1996-97 biennial estimate of a $3.0 billion balance from the 1994-95 biennium. The Comptroller has estimated that total revenues for fiscal 1996 and 1997 will be $39.2 billion and $40.6 billion, respectively. The revenue estimate for the 1996-1997 biennium is based on an assumption that the Texas economy will show a steady growth.

The Biennial Revenue Estimate for 1996-97 includes a projected ending balance of $1.7 billion which is based, in part, on an assumption that all fiscal year 1997 general revenue appropriations will be spent. Thus, no estimate of unexpended balances from fiscal year 1997 general revenue appropriations is included in the forecast of revenues available for the 1998-99 biennium. Analysis of current spending needs at major state agencies revealed that a significant amount of fiscal year 1997 general revenue appropriations are not required to meet current-year needs. The Governor's Budget proposes the carry-forward of fiscal year 1997 general revenue appropriations to fiscal year 1998 in the following agencies and amounts:
Department of Health $150 million, Department of Human Services $50 million, and Department of Criminal Justice $100 million, giving a total of $300 million.

The Governor's proposed budget for the 1998-99 biennium provides $84.7 billion from all funds, a $4.0 billion, or 4.9% increase from 1996-97. Spending from general revenue for the 1997-98 biennium is expected to total $47.4 billion, a 6.3% or $2,830.7 million increase from 1996-97. Without the $1 billion in state funds for school property tax relief in 1997-98, the spending increase from the current biennium would only be 3.7% for all funds and 4.1% for the general revenue. Both percentage increases are below the Comptroller's projection of 11.1% growth in state personal income over the same period.

The Governor's proposed 1998-99 budget leaves $237.2 million unspent and available. This amount would be higher if there were no court actions affecting the sales tax. The revenue impact of two court challenges relating to the sales tax exemption for manufacturing equipment and machinery result in the potential loss of $500 million, which has been removed from the estimated revenue amounts. Should the state amend statutory tax law to reflect the historical state application of the exemption, this could restore in excess of $150 million to the revenue stream.

Because of the $1 billion provided for property tax relief and due to enhanced use of federal block grant funds, the proposed 1998-99 budget exceeds the all funds recommendations of the Legislative Budget Board, introduced in the 75th Legislature. As for the general revenue, the Governor's budget proposal is almost $530 million below the recommendations of the Legislative Budget Board, adjusting for the property tax relief. Yet, the proposed budget for 1998-99 is within the estimate of available revenues prepared by the Comptroller of Public Accounts, even while reserving $1 billion for the Governor's property tax relief initiative.

Currently, the service-producing sectors (i.e., transportation and public utilities, insurance and real estate, government, trade) are the major sources of job growth in Texas, accounting for 80% of total non-farm employment and over 90% of employment growth since 1990. Also, the number of manufacturing jobs has increased 7% since 1992. This job growth is expected to be significant to future growth in Texas.

Total nonagricultural wage and salary employment (seasonally adjusted) grew 2.44% from December 1995 to December 1996. During this period, the goods-producing industry showed job growth of 1.52% and the service-producing industry showed job growth of 2.67%. Of the goods-producing industries, construction grew 3.9% and manufacturing showed 1.01% growth. Only mining showed a decrease in employment of 1.55%. Of the service-producing industries, services showed the most growth, at 3.9%. Transportation, communications and utilities grew 2.77%, trade grew 2.16%, and finance, insurance and real estate showed 1.32% job growth. Texas is predicted to create an average of 180,000 jobs per year until 2000. Most of this growth is expected to occur in service-producing industries.

Texas's unemployment rate in 1995 of 6.0% was its lowest rate in ten years. The unemployment rate for the United States in 1995 was 5.6%. Texas's unemployment rate has dropped from 5.7% in December of 1995 to 5.0% in December 1996. The unemployment rates for the U.S. in December 1995 and December
1996 were 5.2% and 5.0% respectively.

The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation. The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation. The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per $100 of valuation for general fund and other specified purposes.

With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $9.0 billion of general obligation bonds have been authorized in Texas and almost $5.4 billion of such bonds, including revenue bonds, are currently outstanding. Many of these were issued by the Veterans' Land Board and the Texas Public Finance Authority.

Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in the Texas Trust is limited to 15%.

From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave such bonds its highest rating, "AAA." In April 1986, in response to the State economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to "AA+." Such rating was further downgraded in July 1987 to "AA." Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from "Aa" to "Aaa", its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to "Aa" in March 1987. No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

In March 1993, the legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the legislature to develop a new school finance plan. At the end of May 1993, the legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.

A wide variety of Texas laws, rules and regulations affect, directly, or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in a Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in a Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. Such laws and regulations may include those which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in a Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in a Texas Trust, the payment of interest and principal on which is secured (in whole or in part) by an interest in real property, may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in a Texas Trust and therefore, on the Units.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds in a Texas Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trust are subject. Additionally, many factors including national, economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trust to pay interest on or principal of the Bonds.

VIRGINIA TRUSTS - ECONOMIC FACTORS

Virginia Trusts are susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of Virginia (the "COMMONWEALTH" or "VIRGINIA"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances, generally, will not adversely affect the market value of Virginia Bonds held in the portfolio of the Trusts or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (federal, state and local). Defense activity continues to be an important component of Virginia's economy. In federal fiscal year 1995 the Commonwealth accounted for 9.8% of all military and civilian U.S. Department of Defense (DOD) employees and ranked first in per capita defense spending, while ranking second in total defense spending. Northern Virginia and the Hampton Roads area accounted for 91.3% of DOD employment in Virginia in 1995. However, for federal fiscal year 1995, total DOD employment in Virginia decreased 2.1% from the previous year.

The Commonwealth's economy continues to experience the effects of a reduced defense program and downsizing of the federal government, and "slow growth" best describes the Virginia economy in fiscal year 1996. As in the previous year, there were only modest gains in real personal income while declining unemployment added some luster to an otherwise lackluster year. Although real personal income continued to grow during the first three quarters of the fiscal year, the rate of growth trailed the national gains in both the second and third quarter, after matching them in the first quarter. Unemployment, however, dropped to 4.4%, the best fiscal year performance since 1990. While recent decisions by large private firms to locate or expand in Virginia provide encouragement, those decisions are not yet reflected in the employment statistics and, meanwhile, additional company downsizings, defense cutbacks and cuts in both federal and state government positions darkened the employment picture. Losses of jobs remain a cause for concern.

While changes in personal income for the Commonwealth were generally higher than the U.S. figures in the 1980s, the Commonwealth and the nation have grown at similar rates more recently. In the last two quarters available, however, Virginia's real growth rate has been more than one percentage point less than the national rate. Virginia's per capita income of $23,597 for 1995 was 103.6% of the national figure, continuing a clear downward trend since the peak of 106.1% in 1989. At 105.6% of the South Atlantic region's per capita income, the ratio remains at its lowest since 1980, following a downward trend parallel to that of the national ratio.

Since FY 1990, growth in Virginia's nonagricultural employment has trailed the South Atlantic region and the nation, respectively. During that period, Virginia's number of jobs grew less than 7%, while the South Atlantic region's figure grew more than 10% and the nation's more than 8%.

Virginia has consistently outperformed the nation, usually by more than a percentage point, in its unemployment rate. Since fiscal year 1980, the Commonwealth's unemployment rate has been lower than the national rate by more than a percentage point except in 1989 and 1990. For fiscal year 1996, the Commonwealth's unemployment rate decreased to 4.4%, approaching the recent low of 4% in 1989. The national rate for 1996 was 5.6%.

Battered by the 1990-91 recession and subsequent defense cutbacks, the Commonwealth is now enduring the effects of cuts in both state and federal employment as well as a shrinking manufacturing sector. Employment grew in only 6 of 11 sectors in fiscal year 1996, compared to 8 of 11 in the previous year. In every category, either the increase was lower or the decline greater than over the previous year, with the exception of mining, which accounts for only a small percentage of employment. The greatest gain was in the service sector with an increase of 4.2%, while manufacturing declined 1.7%, accelerating the trend from an industrial to a service economy.

Despite Virginia's continued economic growth in recent years, the pace has been slow with the Commonwealth lagging the South Atlantic Region. While some indicators such as per capita personal income still show Virginia at a higher level than the nation, the gap has narrowed. Despite Virginia's vulnerability to the downsizing of the defense establishment and the federal government restructuring, it has essentially matched the national growth rate. This performance testifies to the underlying strength of the Virginia economy and bodes well for the future as Virginia continues to diversify its economic base by moving into new ventures such as the manufacture of computer chips.

The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1996, fiscal year, the General Fund of the Commonwealth had an ending fund balance, computed on a budgetary cash basis, of $476.3 million, of which $475.2 million was in required reserves or designated for appropriations, leaving an undesignated, unreserved fund balance of $1.1 million available for future appropriation. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1996, was $180.4 million, compared with a General Fund balance of negative $86.4 million at the end of the fiscal year ended
June 30, 1995.

As of June 30, 1996, total debt of the Commonwealth aggregated $9.5 billion. Of that amount, $3.0 billion was tax-supported. Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $1.05 billion at June 30, 1996. Of that amount, $584 million was also secured by revenue producing capital projects.

The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1996 would permit an additional total of approximately $6.3 billion of bonds secured by revenue-producing projects and approximately $6.5 billion of unsecured general obligation bonds for capital projects, with not more than approximately $1.1 billion of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a State-wide election.

The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's, Moody's Investors Service and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base, and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

TAX STATUS OF UNITHOLDERS

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such Bonds are located, from state income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor nor its counsel have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date of which interest is determined to be taxable.

Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes, and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of tax-exempt accrued interest or accrued original issue discount, if any.)

In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law:

     (1) the Trusts are not associations taxable as corporations for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludible from gross income under the Internal Revenue Code of 1986 (the "CODE") will retain its status for Federal income tax purposes, when received by the Trusts and when distributed to the Unitholders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "SUPERFUND TAX"). See "CERTAIN TAX MATTERS APPLICABLE TO CORPORATE UNITHOLDERS," below;

     (2) each Unitholder of a Trust is considered to be the owner of a pro rata portion of each asset of such Trust under Subpart E, subchapter J of Chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond or when the Unitholder redeems or sells Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unitholders holding securities that are substantially identical to the Bonds. Unitholders should consult their own tax advisors with regard to the calculation of basis. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost; and

     (3) any amounts paid on defaulted Bonds held by the Trustee under policies of insurance issued with respect to such Bonds will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the respective issuer of the defaulted Bonds; PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based on its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Unit holders should consult their tax advisors regarding these rules and their application.

The Revenue Reconciliation Act of 1993 -- (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to statutory DE MINIMIS rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisors regarding these rules and their application.

CERTAIN TAX MATTERS APPLICABLE TO CORPORATE UNITHOLDERS. In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI and the Superfund Tax of a corporation (other than an S corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all Bonds in the Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been made that would extend the Superfund Tax. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under
Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Legislative proposals have been made that would extend the financial institution rules to most corporations. Investors with questions regarding these issues should consult with their tax advisors.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and the U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax advisor.

In general, Section 86 of the Code provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds the "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax applicable to all taxpayers (including non-corporate taxpayers) subject to the alternative minimum tax and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART TWO FOR CERTAIN TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum stated marginal tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee, and, in the absence of a New York Trust from the Series, special counsel for the Series for New York tax matters, under existing law:

Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.

A summary of each opinion of special counsel to the respective State Trusts for state tax matters is set forth below.

ALL STATEMENTS IN THE PROSPECTUS CONCERNING EXCLUSION FROM
GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE
OPINION OF COUNSEL AND ARE TO BE SO CONSTRUED.

EXCEPT AS NOTED HEREIN, THE EXEMPTION OF INTEREST ON STATE
AND LOCAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DISCUSSED ABOVE DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.

TAXABLE EQUIVALENT YIELDS

The following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published 1997 marginal Federal tax rates. The tables incorporate increased tax rates for higher-income taxpayers that were included in the Revenue Reconciliation Act of 1993. The tables illustrate what you would have to earn on taxable investments to equal the tax-exempt estimated current return for your income tax bracket. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. Locate your adjusted gross income and your taxable income (which is your adjusted gross income reduced by any deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable estimated current return you would need to match the tax-free income.

                                      1997 TAX YEAR

                        MARGINAL FEDERAL TAX RATES FOR JOINT TAXPAYERS
                                WITH FOUR PERSONAL EXEMPTIONS

                                              TAX-FREE ESTIMATED CURRENT RETURN
                                    -----------------------------------------------------
              FEDERAL
FEDERAL      ADJUSTED
TAXABLE       GROSS     FEDERAL
INCOME        INCOME      TAX
(1,000's)    (1,000's)   RATE*       4.75%   5.00%   5.25%   5.50%   5.75%   6.00%   6.25%
------------------------------------------------------------------------------------------
$ 0-41.2     $0-121.20   15.00%      5.59%   5.88%   6.18%   6.47%   6.76%   7.06%   7.35%

41.2-99.6     0-121.20   28.00%      6.60%   6.94%   7.29%   7.64%   7.99%   8.33%   8.68%

              121.20-    29.00%      6.69%   7.04%   7.39%   7.75%   8.10%   8.45%   8.80%
              181.80

 99.6-        0-121.20   31.00%      6.88%   7.25%   7.61%   7.97%   8.33%   8.70%   9.06%
151.75

              121.20-    32.00%      6.99%   7.35%   7.72%   8.09%   8.46%   8.82%   9.19%
              181.80

              181.80-    34.50%      7.25%   7.63%   8.02%   8.40%   8.78%   9.16%   9.54%
              304.30

151.75-       121.20-    37.00%      7.54%   7.94%   8.33%   8.73%   9.13%   9.52%   9.92%
271.05        181.80

              181.80-    40.00%      7.92%   8.33%   8.75%   9.17%   9.58%   10.00%  10.42%
              304.30

              Over-      37.00%**    7.54%   7.94%   8.33%   8.73%   9.13%   9.52%   9.92%
              304.30

Over          181.80-    44.00%      8.48%   8.93%   9.38%   9.82%   10.27%  10.71%  11.16%
271.05        304.30

              Over       41.00%***   8.05%   8.47%   8.90%   9.32%   9.75%   10.17%   10.59%
              304.30

                        MARGINAL FEDERAL TAX RATES FOR SINGLE TAXPAYERS
                                WITH ONE PERSONAL EXEMPTIONS

                                              TAX-FREE ESTIMATED CURRENT RETURN
                                    -----------------------------------------------------
              FEDERAL
FEDERAL      ADJUSTED
TAXABLE       GROSS     FEDERAL
INCOME        INCOME      TAX
(1,000's)    (1,000's)   RATE*       4.75%   5.00%   5.25%   5.50%   5.75%   6.00%   6.25%
------------------------------------------------------------------------------------------
$ 0-         $0-121.20   15.00%      5.59%   5.88%   6.18%   6.47%   6.76%   7.06%   7.35%
24.65

24.65-        0-121.20  28.00%       6.60%   6.94%   7.29%   7.64%   7.99%   8.33%   8.68%
59.75

59.75-        0-121.20  31.00%       6.88%   7.25%   7.61%   7.97%   8.33%   8.70%   9.06%
124.65

              121.20-   32.50%       7.04%   7.41%   7.78%   8.15%   8.52%   8.89%   9.26%
              243.70

124.65-       121.20-   38.00%       7.66%   8.06%   8.47%   8.87%   9.27%   9.68%   10.08%
271.05        243.70

              Over      37.00%**     7.54%   7.94%   8.33%   8.73%   9.13%   9.52%   9.92%
              243.70

Over          Over      41.00%***    8.05%   8.47%   8.90%   9.32%   9.75%   10.17%  10.59%
271.05        243.70

____________________
* The table reflects the effect of the limitations on itemized deductions and the deduction for personal exemptions. They were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the current maximum marginal combined state and Federal tax rate to approximately 44.15% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 40.79% for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.

** Federal tax rate reverts to 36% after the 80% cap on the limitation on itemized deductions has been met. The above table reflects only the effect of exemption from Federal income taxes. Unitholders of State Trusts, which are exempt from both Federal and state taxes, would need a somewhat higher taxable yield than shown in the table to equal the tax-exempt yield of such Trusts. There can be no assurance that state tax rates will remain unchanged.

***Federal tax rate reverts to 39.6% after the 80% cap on the limitation on itemized deductions has been met.

A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Nuveen Trusts with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the Federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

ALABAMA TRUSTS - TAX MATTERS

At the time of closing for each Alabama Trust, Balch &
Bingham, special counsel for the Trusts for Alabama tax matters, rendered an opinion under then existing law substantially to the effect that:

Under the income tax laws of Alabama, the Alabama Trust is not taxable as a corporation or otherwise.

Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not to the Alabama Trust.

Each Unitholder's distributive share of the Alabama Trusts' net income will be treated as the income of the Unitholder for Alabama income tax purposes.

Interest on obligations of the State and subdivisions thereof and the Possessions of the United States held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

Each Unitholder will, for the purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

Gains realized on the sale or redemption of Units by Unitholders who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.

ARIZONA TRUSTS - TAX MATTERS

Snell & Wilmer acted as special Arizona counsel to Arizona Traditional Trust 192 and all prior Arizona Traditional Trusts. Chapman and Cutler, Counsel for the Sponsor, acted as special Arizona counsel to Arizona Traditional Trust 193 and all subsequent Arizona Trusts, including all Arizona Insured Trusts. At the time of the closing for each Arizona Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the related Arizona
Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

To the extent that interest derived from an Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

CALIFORNIA TRUSTS - TAX MATTERS

Jones, Day, Reavis & Pogue acted as special California counsel to California Traditional Trust 206 and all prior California Traditional Trusts and to California Insured Trust 77 and all prior California Insured Trusts. Wyman, Bautzer, Kuchel & Silbert acted as special California counsel to California Traditional Trust 207 through California Traditional Trust 239 and California Insured Trust 78 through California Insured Trust
107. Orrick, Herrington & Sutcliffe, L.L.P. acted as special California counsel to California Traditional Trust 240 and all subsequent California Traditional Trusts and to California Insured Trust 108 and to all subsequent California Insured Trusts and to California Intermediate Insured Trust 1 and all subsequent California Intermediate Insured Trusts. At the time of the closing for each California Trust, the respective counsel to the Trusts rendered an opinion under then existing California income and property tax law applicable to individuals who are California residents substantially to the effect that:

The California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders thereof under the income tax laws of California.

Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain its status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax.

Under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total tax cost of each Unit to a Unitholder is allocated among each of the bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue. Unitholders' bases in their Units, and the bases for their fractional interest in each California Trust asset, may have to be adjusted for the their pro rata share of accrued interest received, if any, on securities delivered after the Unitholders' respective settlement dates.

Under the California personal property tax laws, bonds
(including the bonds in the California Trust as well as "regular-way" and "when-issued" contracts for the purchase of bonds) or any interest therein are exempt from such tax.

Any proceeds paid under an insurance policy, if any, issued to the Trustee of the Fund with respect to the bonds in a California Trust as well as "regular-way" and "when-issued" contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

Under Section 17280(b)(2) of the California Revenue and
Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision,
Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations.
In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

COLORADO TRUSTS - TAX MATTERS

At the time of the closing for each Colorado Trust, Sherman
& Howard L.L.C, special Colorado counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that:

Each Colorado Trust consists of obligations which were issued by the State of Colorado or its political subdivisions or by the United States or possessions of the United States, including Puerto Rico, the Virgin Islands and Guam ("COLORADO
BONDS").

Because Colorado income tax law is based upon the Federal law and in light of the opinion of Chapman and Cutler, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above and the opinion of Chapman and Cutler referred to above:

Each Colorado Unitholder will be treated as owning a share of each asset of the Colorado Trust for Colorado income tax purposes, in the proportion that the number of Units of such Colorado Trust held by him bears to the total number of outstanding Units of such Colorado Trust, and the income of such Colorado Trust will therefore be treated as the income of the Colorado Unitholders under Colorado law in the proportion described.

Interest on Colorado Bonds that would not be subject to Colorado income tax or Colorado alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income tax or Colorado alternative minimum tax when received by the related Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

Any proceeds paid under an insurance policy issued to the issuer of the Colorado Bonds involved, to the Depositor prior to deposit of the Colorado Bonds in the Colorado Trust, or to the Colorado Trust, which proceeds represent maturing interest on defaulted Colorado Bonds and which proceeds would not be subject to Colorado income tax or alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income and alternative minimum tax when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

Each Colorado Unitholder will realize gain or loss taxable in Colorado when the related Colorado Trust disposes of a Colorado Bond (whether by sale, exchange, redemption or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Colorado Bonds during the interval between the Colorado Unitholder's settlement date and the date such Colorado Bonds are delivered to the Colorado Trust, if later).

Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing gain taxable in Colorado when their Units are sold or redeemed for an amount equal to or less than their original cost.

If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in a Colorado Trust is not deductible for Federal income tax purposes, it will not be deductible for Colorado income tax purposes.

CONNECTICUT TRUSTS - TAX MATTERS

The assets of each Connecticut Trust consist of obligations issued by or on behalf of the State of Connecticut or its political subdivisions or public instrumentalities, State or local authorities, districts, or similar public entities created under the laws of the State of Connecticut or by or on behalf of a United States territory or possession the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder (the "BONDS"). Certain Bonds in the Connecticut Trust that were issued by the State of Connecticut or governmental authorities located in Connecticut may have been issued prior to the enactment of a Connecticut tax on the interest income of individuals; therefore, bond counsel to the issuers of such Connecticut Bonds did not opine as to the exemption of the interest on such Connecticut Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Connecticut Bonds in the Connecticut Trusts issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

At the time of the closing for each Connecticut Trust, Day, Berry & Howard, special counsel to the Trusts for Connecticut tax matters, rendered an opinion which relied explicitly on the opinion of Chapman and Cutler, rendered at such time, regarding Federal income tax matters under then existing Connecticut law, substantially to the effect that:

The Connecticut Trust is not subject to any tax on or measured by net income imposed by the State of Connecticut.

Interest income from Bonds held by the Connecticut Trust is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "CONNECTICUT INCOME TAX"), when such interest is received by the Connecticut Trust or distributed by it to a Unitholder.

Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "CONNECTICUT BOND") held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

FLORIDA TRUSTS - TAX MATTERS

The assets of each Florida Trust will consist solely of interest-bearing obligations issued by or on behalf of the State of Florida, its political subdivisions and authorities or by the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American
Samoa, or the Northern Mariana Islands (the "BONDS").

At the time of the closing for each Florida Trust, Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special counsel to the Trusts for Florida tax matters, rendered an opinion under then existing law substantially to the effect that:

For Florida State income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by the Florida Code so long as the Trust has no income subject to federal taxation. In addition, political subdivisions of Florida do not impose any income taxes.

Because Florida does not impose an income tax on individuals, non-corporate Unitholders will not be subject to any Florida income tax on income realized by the Trust. Each corporate Unitholder will be subject to Florida income taxation on its share of the income realized by the Trust notwithstanding the tax exempt status of the interest received from any bonds under Section 103(a) of the Internal Revenue Code of 1986 or any other federal law, unless the interest income constitutes nonbusiness income. Nevertheless, any corporate Unitholder that has its commercial domicile in Florida will be taxable under the Florida Code on its share of the Florida Trust income which constitutes nonbusiness income.

Florida Trust Units will be subject to Florida estate tax only if owned by Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 (and in some cases
Section 2102) of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

Neither the Bonds nor the Units will be subject to the Florida AD VALOREM property tax or Florida sales or use tax.

Because Bonds issued by the State of Florida or its political subdivisions or by the Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Mariana Islands are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes, as amended, the Florida Trust will not be subject to Florida intangible personal property tax. In addition, the Unitholders will not be subject to Florida intangible personal property tax on the Units.

GEORGIA TRUSTS - TAX MATTERS

Smith, Gambrell & Russell acted as special Georgia counsel to Georgia Trust 188 and all prior Georgia Trusts. Chapman and Cutler, Counsel for the Sponsor, acted as special Georgia Counsel to Georgia Trust 189 and all subsequent Georgia Trusts, including all Georgia Insured Trusts. At the time of the closing for each Georgia Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders.

If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Units, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust, in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

Amounts paid by the Insurer under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

Counsel has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

MARYLAND TRUSTS - TAX MATTERS

The assets of each Maryland Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maryland, its political subdivisions and authorities and, PROVIDED the interest thereon is exempt from State income taxes by the laws or treaties of the United States, obligations issued by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam and the Virgin Islands, their political subdivisions and authorities (the "MARYLAND BONDS").

At the time of the closing for each Maryland Trust, Venable, Baetjer and Howard, special counsel for the Trusts previous to Trust 319 for Maryland tax matters and Ober, Kaler, Grimes & Shriver, P.C., special counsel for Trust 319 and subsequent series, for Maryland tax matters, rendered an opinion under then existing law substantially to the effect that:

For Maryland State and local income tax purposes, the Maryland Trust will not be taxable as an association, and the income of the Maryland Trust will be treated as the income of the Unitholders.

For Maryland State and local tax purposes, interest on the Maryland Bonds which is exempt from Maryland State and local income tax when received by the Maryland Trust, and which would be exempt from Maryland State and local income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Maryland Trust and distributed to the Unitholders.

Interest derived from the Maryland Trust by a Unitholder with respect to the Maryland Bonds will not be subject to Maryland State or local income taxes; PROVIDED that interest or profit derived from the Maryland Trust by a financial institution, as defined in Section 8-101(c) of the Tax-General Article of the Annotated Code of Maryland, will be subject to the Maryland state franchise tax on financial institutions, except to the extent such interest is expressly exempt from the Maryland state franchise tax by the statutes which authorize the issuance of such Maryland Bonds (see Section 8-204 of the Tax-General Article of the Annotated Code of Maryland).

A Unitholder will not be subject to Maryland state or local income tax with respect to gain realized when Maryland Bonds held in the Maryland Trust are sold, redeemed or paid at maturity, except with respect to gain realized upon a sale, redemption or payment at maturity of such Maryland Bonds as are issued by or on behalf of United States territories or possessions, their political subdivisions and authorities; such gain will equal the proceeds of sale, redemption or payment, less the tax basis of the Maryland Bonds (adjusted to reflect (a) the amortization of Bond premium or discount, and (b) the deposit in the Maryland Trust after the Unitholder's settlement date of Maryland Bonds with accrued interest).

Although the matter is not free from doubt, gain realized by a Unitholder from the redemption, sale or other disposition of a Maryland Trust Unit (i) will be subject to Maryland state income tax except in the case of individual Unitholders who are not Maryland residents, and (ii) will be subject to Maryland local income tax in the case of individual Unitholders who are Maryland residents.

If interest on indebtedness incurred or continued by a Unitholder to purchase Units in the Maryland Trust is not deductible for Federal income tax purposes, it will also be nondeductible for Maryland state income tax purposes and, if applicable, local income tax purposes.

Maryland Trust Units will be subject to Maryland inheritance and estate tax only if held by Maryland residents. Neither the Maryland Bonds nor the Maryland Trust Units will be subject to Maryland personal property tax, sales tax or use tax.

MASSACHUSETTS TRUSTS - TAX MATTERS

Peabody & Arnold acted as special Massachusetts counsel to Massachusetts Traditional Trust 182 and all prior Massachusetts Traditional Trusts and to Massachusetts Insured Trust 44 and all prior Massachusetts Insured Trusts. Edwards & Angell acted as special Massachusetts counsel to Massachusetts Traditional Trust 183 and all subsequent Massachusetts Traditional Trusts and to Massachusetts Insured Trust 45 and all subsequent Massachusetts Insured Trusts. At the time of the closing for each Massachusetts Trust, the respective counsel to the Trusts rendered an opinion, based on rulings by the Commissioner of Revenue and under then existing law, substantially to the effect that:

For Massachusetts income tax purposes, the Massachusetts
Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws ("M.G.L.") and not as a grantor trust under Section 10(e) of M.G.L. Chapter 62.

The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for Federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or other possessions of the United States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("OBLIGATIONS").

In the case of a Massachusetts Insured Trust, Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from such Trust in their Massachusetts gross income to the extent that such earnings of or distributions are derived from the proceeds of insurance obtained by the Sponsor of such Trust or by the issuer or underwriter of an obligation held by such Trust that represent maturing interest on defaulted obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted obligation.

Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Obligations.

The Massachusetts Trust's capital gains and/or capital losses which are includable in the Federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63 will be included as capital gains and/or losses, in the Unitholders' Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Obligations.

Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property. Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.

Gains or losses realized on sale or redemption of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63, will be includable in their Massachusetts gross incomes. In determining such gain or loss Unitholders will, to the same extent required as for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Obligations delivered to the Trustee after the Unitholders pay for their Units, for amortization of premiums, if any, on Obligations held by the Massachusetts Trust, and for accrued original issue discount with respect to each Obligation which, at the time the Obligation was issued, had original issue discount.

The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

MICHIGAN TRUSTS - TAX MATTERS

At the time of the closing for each Michigan Trust, Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel to the Trusts, rendered an opinion under then-existing law substantially to the effect that:

The assets of a Michigan Trust will consist of interest-bearing obligations issued by or on behalf of the State of Michigan, and counties, municipalities, authorities and political subdivisions thereof, and, in limited instances, bonds issued by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana
Islands or possessions of the United States (the "MICHIGAN
BONDS").

Under the Michigan income tax act, the Michigan single business tax act, the Michigan intangibles tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income, the Michigan Trust is not subject to tax. The income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust.

Interest on the Michigan Bonds in the Michigan Trust which is exempt from Federal income tax is exempt from Michigan state and local income taxes and from the Michigan single business tax. Further, any amounts paid under the insurance representing maturing interest on defaulted obligations held by the Trustee will be excludable from Michigan state and local income taxes and from the Michigan single business tax if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the foregoing Michigan tax laws
(corporations and financial institutions are not subject to the Michigan income tax), each Unitholder will be considered to have received his pro rata share of Michigan Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Michigan Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Due to the requirement that tax cost be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The tax cost of each Unit to a Unitholder will be allocated for purposes of these Michigan tax laws in the same manner as the cost is allocated for Federal income tax purposes.

Pursuant to the position of the Michigan Department of Treasury in a bulletin dated December 19, 1986, reaffirmed in a bulletin dated March 31, 1989, the portion of a Michigan Trust represented by the Michigan Bonds will be exempt from the Michigan Intangibles Tax. The Department of Treasury has not indicated a position with respect to treatment of amounts paid under a policy of insurance with respect to maturing interest on defaulted obligations (which amounts would have been excludable if paid by the respective issuer) for purposes of determining the income base for the Michigan Intangibles Tax.

If a Unitholder is subject to the Michigan single business tax (I.E., is engaged in a "business activity" as defined in the Michigan single business tax act), and has a taxable event for Federal income tax purposes when the Michigan Trust sells or exchanges Michigan Bonds or the Unitholder sells or exchanges Units, such event may impact the adjusted tax base upon which the single business tax is computed. Any capital gain or loss realized from such taxable event which was included in the computation of the Unitholder's Federal taxable income, plus the portion, if any, of such capital gain excluded in such computation and minus the portion, if any, of such capital loss not deducted in such computation for the year the loss occurred, will be included in the adjusted tax base. The adjusted tax base of any person other than a corporation is affected by any gain or loss realized from the taxable event only to the extent that the resulting Federal taxable income is derived from "business activity."

MINNESOTA TRUSTS - TAX MATTERS

At the time of the closing for each Minnesota Trust, Dorsey
& Whitney, special Minnesota counsel for the Trusts, rendered an opinion under then-existing law substantially to the effect that:

Counsel understands that the Minnesota Trust will have no income other than (i) interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate (and the term "BONDS" as used herein refers only to such bonds), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

"Taxable income" for Minnesota income tax purposes is the same as "taxable income" for Federal income tax purposes with certain modifications that (with one exception) do not apply to the present circumstances. The exception is that corporations must add to Federal taxable income the amount of any interest received on the obligations of states and their agencies and instrumentalities, political and governmental subdivisions, and municipalities. The terms "trust" and "corporation" have the same meanings for Minnesota income tax purposes, as relevant to the Minnesota tax status of the Minnesota Trust, as for Federal income tax purposes.

In view of the relationship between Federal and Minnesota law described in the preceding paragraph and the opinion of Chapman and Cutler with respect to the Federal tax treatment of the Minnesota Trust and its Unitholders, (1) the Minnesota Trust will be treated as a trust rather than a corporation for Minnesota income tax purposes and will not be deemed the recipient of any Minnesota taxable income; (2) each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust for Minnesota income tax purposes and the income of the Minnesota Trust will therefore be treated as the income of the Unitholders under Minnesota law; (3) interest on the Bonds will be exempt from Minnesota income taxation of Unitholders who are individuals, trusts and estates, when received by the Minnesota Trust and attributed to such Unitholders and when distributed to such Unitholders (except as hereinafter provided with respect to "industrial development bonds" and "private activity bonds" held by "substantial users");
(4) interest on the Bonds will be includable in the Minnesota taxable income (subject to allocation and apportionment) of Unitholders that are corporations; (5) each Unitholder will realize taxable gain or loss when the Minnesota Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units at a price which differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Minnesota Trust, if later); (6) tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders' realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; (7) any proceeds paid under an insurance policy issued to the Trustee with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligation; (8) any proceeds paid under

                                       -146-
individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; (9) net capital gains of Unitholder attributable to the Bonds will be fully includable in the Minnesota taxable income of Unitholders (subject to allocation and apportionment in the case of corporate Unitholders); and (10) interest on bonds includable in the computation of "alternative minimum taxable income" for Federal income tax purposes will also be includable in the computation of "alternative minimum taxable income" for Minnesota income tax purposes.

Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds" as those terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unitholder who is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unitholder.

MISSOURI TRUSTS - TAX MATTERS

At the time of the closing for each Missouri Trust, Watson & Marshall special counsel to the Trusts for Missouri tax matters, rendered an opinion under then existing Missouri income tax law (not including any Missouri law imposing a franchise tax) applicable to corporations with Missouri taxable income and to individuals who are Missouri residents for Missouri income tax purposes substantially to the effect that:

The Missouri Trust will not be an association taxable as a corporation for purposes of Missouri income taxation.

Each Missouri Unitholder will be treated as owning a pro rata share of each asset of the Missouri Trust for Missouri income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Missouri Trust, and the income of the Missouri Trust will therefore be treated as the income of each Missouri Unitholder under Missouri law in the proportion described.

Interest on Bonds that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Unitholder will not be includable in Missouri adjusted gross income when received by the Missouri Trust and attributed to such Missouri Unitholder or when distributed to such Missouri Unitholder.

Each Missouri Unitholder will realize taxable gain or loss when the Missouri Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) at a gain or loss or when the Missouri Unitholder redeems or sells Units at a price that differs from the adjusted basis. Gain or loss and the adjusted basis will be computed in the same manner as for Federal income tax treatment. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Missouri Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost.

If interest on indebtedness incurred or continued by a Missouri Unitholder to purchase Units in the Missouri Trust is not deductible for Federal income tax purposes, it also will be nondeductible for Missouri income tax purposes.

Obligations issued by U.S. Possessions will not be subject to a Missouri intangibles tax or a personal property tax.

NEW JERSEY - TAX MATTERS

The assets for each New Jersey Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Jersey and counties, municipalities, authorities and other political subdivisions thereof, and certain territories of the United States, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands (the "BONDS").

At the time of the closing for each New Jersey Trust, Pitney, Hardin, Kipp & Szuch, special counsel to the Trusts for
New Jersey tax matters, rendered an opinion under then-existing law substantially to the effect that:

The New Jersey Trust will be recognized as a Trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust will be treated as the income of such Unitholders under the New Jersey Gross Income Tax. Interest on the underlying Bonds which is exempt from tax under the New Jersey Gross Income Tax Law when received by the New Jersey Trust will retain its status as tax-exempt interest when distributed to Unitholders.

A non-corporate Unitholder will not be subject to the New
Jersey Gross Income Tax on any gain realized either when a New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells his Units. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

NEW YORK TRUSTS - TAX MATTERS

In the opinion of Edwards & Angell, special counsel to the Trusts for New York tax matters, under existing law:

Interest on obligations issued by New York State, a political subdivision thereof, Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands, or other possessions of the United States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("NEW YORK OBLIGATIONS"), which would be exempt from New York State or New York City personal income tax if directly received by a Unitholder, will retain its status as tax-exempt interest when received by the New York Insured Trust (the "TRUST") and distributed to such Unitholder. Thus, interest on bonds received by Unitholders which is not subject to New York State tax is also exempt from New York City personal income tax.

Interest (less amortizable premium, if any) derived from the Trust by a resident of New York State (or New York City) in respect of obligations issued by states other than New York (or their political subdivisions) will be subject to New York State (or New York City) personal income tax.

A Unitholder who is a resident of New York State (or New
York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Insured Trust are sold, redeemed or paid at maturity or when the Unitholder's Units are sold or redeemed; such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held by the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued, had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

Interest or gain from the Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

In the case of the Trust, amounts paid under the insurance policies representing maturing interest on defaulted New York Obligations held by the Trustee in the Trust will be excludable from New York State and New York City income if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of obligations of any state or subdivision thereof including New York.

If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

NORTH CAROLINA - TAX MATTERS

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of North Carolina, its political subdivisions and authorities and, PROVIDED the interest thereon is exempt from North Carolina income taxes by the laws or treaties of the United States, by or on behalf of the United States territories or possessions (including Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands), their political subdivisions and authorities (the "NORTH CAROLINA BONDS").

At the time of the closing for each North Carolina Trust, Moore & Van Allen, special North Carolina counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that:

     The North Carolina Trust is not an association taxable as a corporation for North Carolina income tax purposes. Interest on the North Carolina Bonds which is exempt from North Carolina income tax when received by the North Carolina Trust will retain its status as tax-exempt interest when distributed to Unitholders.

     For North Carolina income tax purposes, each Unitholder will have a taxable event when, upon redemption or sale of his Units, he receives cash or other property. Gain or loss will be determined by computing the difference between the proceeds of such a redemption or sale and the Unitholder's adjusted basis for the Units.

     For North Carolina income tax purposes, each Unitholder will have a taxable event when the North Carolina Trust disposes of one of the North Carolina Bonds (whether by sale, payment at maturity, retirement or otherwise); PROVIDED that when any of the North Carolina Bonds held by the North Carolina Trust have been issued under an act of the General Assembly of North Carolina that provides that all income from such North Carolina Bond, including a profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of each Unitholder.

     Interest on indebtedness paid or accrued by a Unitholder in connection with ownership of Units in the North Carolina Trust will not be deductible by the Unitholder for North Carolina state income tax purposes.

     Amortization of North Carolina Bond premiums is mandatory for North Carolina state income tax purposes for all North Carolina resident Unitholders. Amortization for the taxable year is accomplished by lowering the basis or adjusted basis of the Units, with no deduction against gross income for the year.

     Trust Units will be subject to North Carolina inheritance and estate tax if owned by a North Carolina resident on the date of his death. Neither the North Carolina Bonds nor the Units will be subject to the North Carolina sales tax or use tax.

OHIO TRUSTS - TAX MATTERS

Each Ohio Trust is comprised primarily of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (the "OHIO OBLIGATIONS"), or by the governments of Puerto
Rico, the Virgin Islands, the Northern Mariana Islands or Guam
("TERRITORIAL OBLIGATIONS") (collectively, "OBLIGATIONS").

At the time of the closing for each Ohio Trust, Squire, Sanders & Dempsey, special Ohio counsel to the Trusts, rendered an opinion under then existing law substantially to the effect that, PROVIDED that at all times at least 50% of the value of the total assets of the Ohio Trust consist of Ohio Obligations or similar obligations of other states or their subdivisions, under existing Ohio law:

The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

Income of the Ohio Trust will be treated as the income of the Unitholders for purposes of the Ohio personal income tax and municipal and school district income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

Interest on Obligations held by the Ohio Trust is exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Proceeds paid under insurance policies, if any, to the Trustee of the Ohio Trust, representing maturing interest on defaulted obligations held by the Ohio Trust that is excluded from gross income for federal income tax purposes will be exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

Gains and losses realized on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations are excluded in determining adjusted gross and taxable income for purposes of the Ohio personal income tax, and municipal and school district income taxes in Ohio and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

OREGON TRUSTS - TAX MATTERS

At the time of the closing for each Oregon Trust, Schwabe, Williamson, Wyatt, Moore & Roberts, special counsel to the Trusts for Oregon tax matters, who relied on the opinion of Chapman and Cutler, rendered at such time, an opinion under then existing Oregon law applicable to individuals who are Oregon residents for Oregon tax purposes substantially to the effect that:

The Oregon Trust is not an association taxable as a corporation for Oregon income tax or corporate excise tax purposes.

Each Unitholder of the Oregon Trust will be considered the owner of a fractional portion of the Oregon Trust for purposes of Oregon personal income taxes.

An item of Oregon Trust income which would be exempt from income tax under Oregon law if directly received by a Unitholder and which is exempt from income tax under Oregon law when received by the Oregon Trust will retain its status as tax-exempt when distributed by such Oregon Trust and received by the Unitholders.

A Unitholder of the Oregon Trust will have a taxable event when the Oregon Trust disposes of a trust asset (whether by sale, payment on maturity, retirement or otherwise) or when the Unitholder redeems or sells his Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premiums, if any, on obligations held by the Oregon Trust, a Unitholder may realize taxable gains when his Units are sold or redeemed for an amount equal to or less than his original cost.

To the extent that the assets of the Oregon Trust consist of intangible personal property, such assets and any interest thereon are exempt from property tax under Oregon law.

PENNSYLVANIA TRUSTS - TAX MATTERS

At the time of the closing for each Pennsylvania Trust, Dechert Price & Rhoads, special Pennsylvania counsel to the
Trusts, rendered an opinion under then existing law substantially to the effect that:

Units evidencing fractional undivided interests in the Pennsylvania Trusts are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent of that proportion of the Trusts represented by Bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands ("PENNSYLVANIA BONDS"). The taxes referred to above include the County Personal Property Tax, the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh and by the City of Pittsburgh. The City of Pittsburgh, the School District of Pittsburgh and Allegheny County cannot impose personal property taxes as of January 1, 1995. Pennsylvania Trust Units may be taxable under the Pennsylvania inheritance and estate taxes.

The proportion of interest income representing interest income from Pennsylvania Bonds distributed to Unitholders of a Pennsylvania Trust is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax imposed on corporations by Article IV of the Tax Reform Code. Nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

The disposition by a Pennsylvania Trust of a Pennsylvania
Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the Pennsylvania Personal Income Tax if the Pennsylvania Bond was issued prior to February 1, 1994. Further, although there is no published authority on the subject, counsel is of the opinion that (i) a Unitholder of a Pennsylvania Trust will not have a taxable event under the Pennsylvania State and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his Unit to the extent that the Pennsylvania Trust is then comprised of Pennsylvania Bonds issued prior to February 1, 1994 and (ii) the disposition by a Pennsylvania Trust of a Pennsylvania Bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a Unitholder under the Corporation Net Income Tax or the Philadelphia School District Investment Income Tax if the Pennsylvania Bond was issued prior to February 1, 1994. (The School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months.)

Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after February 1, 1994, will be taxable under all of these taxes, as will gains on the redemption or sale of a unit to the extent that the Trust is comprised of Pennsylvania Bonds issued on or after February 1, 1994.

TENNESSEE TRUSTS - TAX MATTERS

The assets of the Trust will consist of bonds issued by the State of Tennessee (the "STATE"), or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("TENNESSEE BONDS") or by the Commonwealth of Puerto Rico (the "PUERTO RICO BONDS") (collectively, the "BONDS").

Under Tennessee law, a unit investment trust taxable as a grantor trust for Federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to Tennessee Bonds. An exemption is also produced under Tennessee law for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. GOVERNMENT, AGENCY OR INSTRUMENTALITY BONDS"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

Further, because Tennessee law only provides an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemptions of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "COMMISSIONER'S LETTER"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of the Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard.

In the opinion of Chapman and Cutler, Special Counsel to the Trust for Tennessee tax matters, under existing law as of the date of this Prospectus:

For purposes of the Hall Income Tax, the Tennessee Excise
Tax imposed by Section 67-4-806 (the "STATE CORPORATE INCOME
TAX"), and the Tennessee Franchise Tax imposed by Section 67-4-
903, the Trust will not be subject to such taxes.

For Hall Income Tax purposes, a proportionate share of such distributions from the Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds), will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds), will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

For Tennessee State Corporate Income Tax purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludible from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

Each Unitholder will realize taxable gain or loss for Tennessee State Corporate Income Tax purposes when the Unitholder redeems or sells his Units at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to less than their original cost.

For purposes of the Tennessee Property Tax, the Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Trust (including Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unit holders may be subject to the Hall Income Tax.

The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unit holder.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

TEXAS TRUSTS - TAX MATTERS

At the time of the closing for each Texas Trust, an opinion was rendered under then existing law substantially to the effect that:

The State of Texas currently imposes no income tax.
However, several proposals have been introduced in the Texas Legislature that would, among other things, impose a Texas income tax on individuals, trusts and businesses. It is impossible to predict whether any such proposals will be enacted, and whether, if enacted, any such law would exempt interest on Texas Bonds (or out of state Bonds) from the Texas income tax, or if so whether income distributed by a Texas Trust would retain its tax-exempt status when received by unitholders. While no opinion is rendered as to whether income distributions from any Texas Trust will be exempt from any income tax that may be imposed on residents of Texas in the future, at the time of the closing for each Texas Trust, Johnson & Gibbs, P.C., special Texas counsel to the Texas Trusts, rendered an opinion pursuant to then existing Texas law applicable to individuals who are residents of Texas for Texas tax purposes substantially to the effect that:

Neither the State nor any political subdivision of the State currently imposes an income tax. Therefore, no portion of any distribution received by a Unitholder of a Texas Trust in respect of his Units is subject to income taxation by the State or any political subdivision of the State.

Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Fund is taxable under any property tax levied in the State;

The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual
Unitholder, may be measured in part upon the value of Units of a Texas Trust included in the estate of such Unitholder; and

With respect to any Unitholder which is subject to the State corporate franchise tax, Units in a Texas Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the taxable capital of the Unitholder allocated to the State, upon which such franchise tax is measured.

VIRGINIA TRUSTS - TAX MATTERS

At the time of the closing for each Virginia Trust, Christian & Barton, L.L.P., special counsel for the Trusts for Virginia tax matters, rendered an opinion under then existing law substantially to the effect that:

The assets of each Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia, its counties, municipalities, authorities or political subdivisions and, provided the interest thereon is exempt from Virginia income taxes by the laws or treaties of the United States, by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands, and their political subdivisions and authorities (the "VIRGINIA BONDS").

The Virginia Trust will be treated as a trust for Virginia income tax purposes and not as an association taxable as a corporation. As a result, income of the Virginia Trust will be treated as the income of the Unitholders.

Amounts representing tax-exempt interest for Federal income tax purposes received or accrued by the Virginia Trusts with respect to the Virginia Bonds, will not be taxed to the Virginia Trusts or to the Unitholders for Virginia income tax purposes.
To the extent that interest on obligations of the Commonwealth or any political subdivision or instrumentality thereof is included in Federal adjusted gross income, that income shall be subtracted in arriving at Virginia taxable income.

Where an independent Virginia income tax exemption is provided for interest on certain obligations, including those issued by industrial development authorities pursuant to the Virginia Industrial Development and Revenue Bond Act, by the Virginia Housing Development Authority, by the Virginia Resources Authority and by the Virginia Education Loan Authority, interest on such obligations is exempt from Virginia income taxation without regard to any exemption from Federal income taxes.

Gain which is subject to Federal income taxation (whether as a result of the sale of Virginia Bonds by the Trust or as a result of the sale of a Unit by the Unitholder) will be included in the Unitholder's Virginia taxable income. Notwithstanding the foregoing, under the language of certain enabling legislation, however, such as the Virginia Industrial Development and Revenue Bond Act, the Virginia Resources Authority Act and the Virginia Housing Development Authority Act, profit made on the sale of obligations issued by authorities thereunder is expressly exempt from Virginia income taxation. Such enabling legislation does not appear to require a disallowance in the calculation of Virginia taxes of any loss that may be deductible for Federal income tax purposes with respect to such obligations, although the Virginia Department of Taxation has taken a contrary view.

No income tax is imposed by any political subdivision of the Commonwealth of Virginia. The Commonwealth of Virginia does not impose a gift tax and the Virginia estate tax on a resident's Federal taxable estate and a non-resident's Federal taxable estate located in the Commonwealth is equal to the maximum state death tax credit allowable against the Federal estate tax payable by the estate.

COUNSEL FOR TRUSTEE

At the time of the closing for each Trust, Carter, Ledyard & Milburn, counsel for the Trustee and, in the absence of a New York Trust from a Series, special counsel for such Series for New York tax matters, rendered an opinion under then existing law substantially to the effect that:

Under the income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders.

OPERATING EXPENSES

No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor does, however, receive a fee of $0.17 per annum per $1,000 principal amount of the underlying Bonds in each Trust for regularly evaluating the Bonds and for maintaining surveillance over the portfolio. (See "UNIT VALUE AND EVALUATION.") Except as provided below, for Traditional Trusts, the Trustee receives for ordinary recurring services an annual fee computed at $1.08, $0.76 and $0.57 per $1,000 principal amount of underlying Bonds, respectively, for those portions of each Traditional Trust representing monthly, quarterly, and semi-annual distribution plans. For Insured Trusts, the Trustee receives for ordinary recurring services an annual fee computed at $1.12, $0.80 and $0.61 per $1,000 principal amount of underlying Bonds, respectively, for those portions of each Insured Trust representing monthly, quarterly, and semi-annual distribution plans.

For the Traditional Trusts set forth in this paragraph, the following Trustee's fees apply. For Compound Interest Trust Series 3-5, the Trustee receives for ordinary recurring services an annual fee computed at $0.20 per $1,000 principal amount of underlying Bonds for each Trust. For National Traditional Trust Series 1 and 2, the Trustee receives for ordinary recurring services an annual fee computed at $1.70 per $1,000 principal amount of underlying Bonds for each Trust under the semi-annual distribution plan. For National Traditional Trust Series 15-39, the Trustee receives for ordinary recurring services an annual fee computed at $0.725 per $1,000 principal amount of underlying Bonds for each Trust under the semi-annual distribution plan.
For National Traditional Trust Series 40-51, the Trustee receives for ordinary recurring services an annual fee computed at $1.35 per $1,000 principal amount of underlying Bonds for each Trust under the monthly distribution plan. For National Traditional Trust Series 52-79, the Trustee receives for ordinary recurring services an annual fee computed at $1.40, $0.98, $0.75 per $1,000 principal amount of underlying Bonds, respectively, for each Trust under the monthly, quarterly and semi-annual distribution plans. The Trustee's fee may be adjusted PROVIDED that all adjustments upward will not exceed the cumulative percentage increases of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Trusts is expected to result from such use of these funds.

For all Trusts beginning with those in Nuveen Tax-Free Unit Trust, Series 723 and all subsequent Trusts, the Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust as set forth in "Essential Information Regarding the Trusts" in Part Two of the Prospectus. Each annual fee is per $1,000 principal amount of the underlying Bonds in a Trust for that portion of the Trust that represents a particular plan of distribution. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Fund is expected to result from such use of these funds.

Premiums for the policies of insurance obtained by the Sponsor or by the Bond issuers with respect to Bonds in Insured Trusts and with respect to insured Bonds in Traditional Trusts have been paid in full prior to the deposit of the Bonds in the Trusts, and the value of such insurance has been included in the evaluation of the Bonds in each Trust and accordingly in the Public Offering Price of Units of each Trust. There are no annual or continuing premiums for such insurance.

Commencing with Series 814, all or a portion of the expenses incurred in establishing the Trusts, including costs of preparing the registration statements, the trust indentures and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, will be paid by the Trusts and amortized over the first five years of such Trusts. For Series prior to Series 814, the Sponsor has borne all costs of creating and establishing such Trusts. The following are additional expenses of the Trusts and, when paid by or owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of bond counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and
(4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not otherwise available in the Interest and Principal Accounts of the appropriate Trust.

The Indenture for certain Series requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.05 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

DISTRIBUTIONS TO UNITHOLDERS

Interest received by the Trustee on the Bonds in each Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the "Interest Account" of the appropriate Trust and all other moneys received by the Trustee shall be credited to the "Principal Account" of the appropriate Trust.

NATIONAL TRADITIONAL TRUSTS 4 THROUGH 39 -- SEMI-ANNUAL DISTRIBUTIONS

The pro rata share of the Interest Account and the pro rata share of the cash in the Principal Account for each Trust will be computed by the Trustee semi-annually each year on the Record Dates (stated in Part Two of this Prospectus). Shortly after such computations, distributions will be made to the Unitholders as of the Record Date. Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next Record Date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution shall equal at least ten cents per Unit. Persons who purchase Units after a Record Date and prior to the following Distribution Date will receive their first distribution on the second Distribution Date after their purchase of Units.

As of each Record Date, the Trustee will deduct from the Interest Account or, to the extent funds are not sufficient therein, from the Principal Account, amounts needed for payment of expenses of the Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of such amount to the appropriate account.

NATIONAL TRADITIONAL TRUST 40 AND SUBSEQUENT NATIONAL TRADITIONAL TRUSTS;
          ALL OTHER TRUSTS -- OPTIONAL DISTRIBUTIONS

The pro rata share of cash in the Principal Account in each Trust will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month.
Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. The Trustee is not required to make a distribution from the Principal Account of any Trust unless the amount available for distribution in such account equals at least ten cents per Unit.

The pro rata share of the Interest Account in each Trust will be computed by the Trustee each month as of the Record Date. For National Traditional Trusts 40 through 51, distributions will be made on or shortly after the fifteenth day of each month to Unitholders as of the Record Date. For National Traditional Trust 52 and subsequent National Traditional Trusts, State Traditional Trust and subsequent State Traditional Trusts and all other Trusts, Unitholders have the option of receiving distributions monthly, quarterly or semi-annually. Record Dates are the first day of each month for Unitholders under the monthly plan of distribution, the first day of March, June, September and December for quarterly distributions, and the first day of June and December for semi-annual distributions (for National Traditional Trust 140 and subsequent National Traditional Trusts and all other Trusts, quarterly Record Dates are the first day of February, May, August and November and for semi-annual distributions the Record Dates are the first day of May and November). Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Trust as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.

The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units of a Trust in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of Trusts having more than one available plan of distribution who desire to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen. If no notice is received by the Trustee in proper form the Unitholder will be deemed to have elected to continue the same plan.

As of the first day of each month the Trustee will deduct from the Interest Account of a Trust or, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts needed for payment of expenses of such Trust. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

The Trustee shall withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemptions of Units of such Trust by the Trustee. (See
"HOW UNITS MAY BE REDEEMED WITHOUT CHARGE.")

Funds which are available for future distributions, redemptions and payments of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

ACCUMULATION PLAN

The Sponsor, John Nuveen & Co. Incorporated, is also the principal underwriter of the Accumulation Funds listed in the following table. Each of these funds is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and principal distributions or principal distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. The investment adviser to each Accumulation Fund is a wholly-owned subsidiary of the Sponsor. Unitholders should contact their financial adviser or the Sponsor to determine which of the Accumulation Funds may be restricted to residents of a particular state or states. Unitholders may obtain a prospectus for each Accumulation Fund through their financial adviser or through the Sponsor at (800) 621-7227. For a more detailed description, Unitholders should read the prospectus of the Accumulation Fund in which they are interested.

The following is a complete list of the Accumulation Funds currently available, as of the Date of this Prospectus, to Unitholders under the Accumulation Plan. The list of available Accumulation Funds is subject to change without the consent of any of the Unitholders.

ACCUMULATION FUNDS

MUTUAL FUNDS:

NUVEEN FLAGSHIP MUNICIPAL TRUST

    Nuveen Municipal Bond Fund
    Nuveen Insured Municipal Bond Fund
    Nuveen Flagship All-American Municipal Bond Fund
    Nuveen Flagship Limited Term Municipal Bond Fund
    Nuveen Flagship Intermediate Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST I

    Nuveen Flagship Arizona Municipal Bond Fund
    Nuveen Flagship Colorado Municipal Bond Fund
    Nuveen Flagship Florida Municipal Bond Fund
    Nuveen Flagship Florida Intermediate Municipal Bond Fund
    Nuveen Maryland Municipal Bond Fund
    Nuveen Flagship New Mexico Municipal Bond Fund
    Nuveen Flagship Pennsylvania Municipal Bond Fund
    Nuveen Flagship Virginia Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST II

    Nuveen California Municipal Bond Fund
    Nuveen California Insured Municipal Bond Fund
    Nuveen Flagship Connecticut Municipal Bond Fund
    Nuveen Massachusetts Municipal Bond Fund
    Nuveen Massachusetts Insured Municipal Bond Fund
    Nuveen Flagship New Jersey Municipal Bond Fund
    Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
    Nuveen Flagship New York Municipal Bond Fund
    Nuveen New York Insured Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST III

    Nuveen Flagship Alabama Municipal Bond Fund
    Nuveen Flagship Georgia Municipal Bond Fund
    Nuveen Flagship Louisiana Municipal Bond Fund
    Nuveen Flagship North Carolina Municipal Bond Fund
    Nuveen Flagship South Carolina Municipal Bond Fund
    Nuveen Flagship Tennessee Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST IV

    Nuveen Flagship Kansas Municipal Bond Fund
    Nuveen Flagship Kentucky Municipal Bond Fund
    Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
    Nuveen Flagship Michigan Municipal Bond Fund
    Nuveen Flagship Missouri Municipal Bond Fund
    Nuveen Flagship Ohio Municipal Bond Fund
    Nuveen Flagship Wisconsin Municipal Bond Fund

Flagship Utility Income Fund

Nuveen Growth and Income Stock Fund

Nuveen Balanced Stock and Bond Fund

Nuveen Balanced Municipal and Stock Fund

MONEY MARKET FUNDS

Nuveen California Tax-Free Money Market Fund

Nuveen Massachusetts Tax-Free Money Market Fund

Nuveen New York Tax-Free Money Market Fund

Nuveen Tax-Free Reserves, Inc.

Nuveen Tax-Exempt Money Market Fund, Inc.

Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of the Trust invested directly in shares of one of the Accumulation Funds. Reinvesting Unitholders may select any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock Exchange is normally open ("BUSINESS DAY") if the distribution date is not a business day, automatically be received by the transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account. These purchases will be made without a sales charge.

The Transfer Agent of the Accumulation Fund will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust interest distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of principal used to purchase shares of an Accumulation Fund will be separately confirmed by the Transfer Agent. Unitholders will also receive distribution statements from the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from principal only reinvestment to reinvestment of both principal and interest or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

DETAILED REPORTS TO UNITHOLDERS

The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding and a year-to-date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), and, the percentage of such interest with respect to Trust's other than State Trusts by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal
Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. Each annual statement will reflect pertinent information in respect of all plans of distribution so that Unitholders may be informed regarding the results of other plans of distribution.

UNIT VALUE AND EVALUATION

The value of each Trust is determined by the Sponsor on the basis of (1) the cash on hand in the Trust or moneys in the process of being collected, (2) the value of the Bonds in the Trust based on the BID prices of the Bonds and (3) interest accrued thereon not subject to collection, LESS (1) amounts representing taxes or governmental charges payable out of the Trust and (2) the accrued expenses of the Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof to determine the per Unit value ("UNIT VALUE") of such Trust. The Sponsor may determine the value of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust,
(2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or
(4) by any combination of the above. Although the Unit Value of each Trust is based on the BID prices of the Bonds, the Units are sold initially to the public at the Public Offering Price based on the OFFERING prices of the Bonds.

Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Insured Trusts and with respect to insured Bonds in Traditional Trusts is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Trusts that include such Bonds.

DISTRIBUTION OF UNITS TO THE PUBLIC

The Sponsor currently intends to maintain a secondary market for Units of each Trust. (See "MARKET FOR UNITS" below.) The amount of the dealer concession on secondary market purchases of Trust Units through the Sponsor will be computed based upon the value of the Bonds in the Trust portfolio, including the sales charge computed as described in "Public Offering Price," and adjusted to reflect the cash position of the Trust principal account, and will vary with the size of the purchase as shown in the following table:

                                         AMOUNT OF PURCHASE*



YEARS TO
MATURITY

                                      $50,000     $100,000     $250,000     $500,000     $1,000,000     $2,500,000     $5,000,000
  YEARS TO                 UNDER         T0          TO           TO           TO           TO             TO              OR
  MATURITY                $50,000     $99,999     $249,999     $499,999     $999,999     $2,499,999     $4,999,999        MORE
----------------          -------     -------     --------     --------     --------     ----------     ----------      ---------
Less than 1                   0            0            0            0            0             0              0              0

1 but less than 2          1.00%         .90%         .85%         .80%         .70%          .55%          .467%          .389%

2 but less than 3          1.30%        1.20%        1.10%        1.00%         .90%          .73%          .634%          .538%

3 but less than 4          1.60%        1.45%        1.35%        1.25%        1.10%          .90%          .781%          .662%

4 but less than 5          2.00%        1.85%        1.75%        1.55%        1.40%         1.25%         1.082%          .914%

5 but less than 7          2.30%        2.15%        1.95%        1.80%        1.65%         1.50%         1.320%         1.140%

7 but less than 10         2.60%        2.45%        2.25%        2.10%        1.95%         1.70%         1.496%         1.292%

10 but less than 13        3.00%        2.80%        2.60%        2.45%        2.30%         2.00%         1.747%         1.494%

13 but less than 16        3.25%        3.15%        3.00%        2.75%        2.50%         2.15%         1.878%         1.606%

16 or more                 3.50%        3.50%        3.40%        3.35%        3.00%         2.50%         2.185%         1.873%

____________________

 * Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

The Sponsor reserves the right to change the foregoing dealer concessions from time to time.

Registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, and bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, are not entitled to receive any dealer concession for secondary market purchases in which an investor purchases any number of Units at the Public Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases (see "PUBLIC OFFERING PRICE").

Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts shown in the above table. The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as a broker-dealer under state law.

The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("FIRMS") that sell Trust Units or shares of Nuveen Open-End Tax-Free Mutual Funds (excluding money-market funds) ("FUNDS").
Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund shares and/or Trust Units during the prior calendar year according to an established schedule.
Reimbursement under this program will be made by the Sponsor and not by the Funds or Trusts.

To facilitate the handling of transactions, sales of Units shall be limited to transactions involving a minimum of either of $5,000 or 50 Units, whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

OWNERSHIP AND TRANSFER OF UNITS

Ownership of Units is evidenced either by Certificates executed by the Trustee or by book-entry positions recorded on the books and records of the Trustee in accordance with whichever option is available to the dealer through whom the purchase was made. For Trusts included in Nuveen Tax-Free Unit Trust, Series 723 and all subsequent Trusts, the ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

For series allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a holder of certificated Units changes his plan of distribution, the existing Certificate must be surrendered to the Trustee and a new Certificate issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at its unit investment trust office in New York City, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued.

Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

The process of registration and delivery to the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "HOW UNITS MAY BE REDEEMED WITHOUT CHARGE.")

REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES

To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. The indemnification protects the Trustee, Sponsor, and Trust from risk if the original Certificate is presented for transfer or redemption by a person who purchased it in good faith, for value, and without notice of any fraud or irregularity. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary from time to time, but currently amounts to 1.0% of the market value of the Units represented by the Certificate. In the case, however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

MARKET FOR UNITS

Although it is not obligated to do so, the Sponsor intends to maintain a secondary market for outstanding Units of each Trust at its own expense and continuously to offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective portfolios of the Trusts. If the supply of Units of any of the Trusts exceeds the demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Trust at such prices. Unitholders who wish to dispose of Units should inquire of the Trustee or their broker as to current redemption prices. (See "HOW UNITS MAY BE REDEEMED WITHOUT CHARGE.")

In connection with its secondary market-making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers.
Pursuant to such an agreement, the Sponsor will purchase Units from the broker or dealer at the bid price and will place the Units into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement.

HOW UNITS MAY BE REDEEMED WITHOUT CHARGE

Unitholders may redeem all or a portion of their Units by
(1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at its unit investment trust office in New York City (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or provide satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "OWNERSHIP AND TRANSFER OF UNITS.") No redemption fee will be charged by the Trust, Sponsor or the Trustee. However, a Unitholder's financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("REDEMPTION PRICE"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust. The Trustee is empowered to sell underlying Bonds of a Trust in order to make funds available for redemption. (See "HOW BONDS MAY BE REMOVED FROM THE TRUSTS.") Units so redeemed shall be cancelled. To the extent that Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The Redemption Price is determined on the basis of the BID prices of the Bonds in each Trust.

The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange
Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as noted above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."

HOW UNITS MAY BE PURCHASED BY THE SPONSOR

The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "HOW UNITS MAY BE REDEEMED WITHOUT CHARGE.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

HOW BONDS MAY BE REMOVED FROM THE TRUSTS

Bonds will be removed from a Trust as they mature or are redeemed by the issuers thereof. See the "Schedule of Investments" in Part Two and "Selection of Bonds for Deposit in the Trusts" herein for a discussion of call provisions of Bonds in the Trusts.

The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Trust to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Trust. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Trust. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Trust if the Bonds in the Trust are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded bonds on their redemption date.

Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in the Trust.

INFORMATION ABOUT THE TRUSTEE

The Trustee is The Chase Manhattan Bank, 4 New York Plaza,
New York, New York 10004. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities. In connection with the storage and handling of certain Bonds deposited in the Trusts, the Trustee may use the services of The Depository Trust Company. These services would include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934, as amended.

LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE

The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SUCCESSOR TRUSTEES AND SPONSORS

The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice or resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or
(2) terminate the Indenture and liquidate the Trusts.

INFORMATION ABOUT THE SPONSOR

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolio is the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy. The Sponsor is also principal underwriter of the registered open-end investment companies set forth herein under "Accumulation Plan" as well as for the Golden Rainbow A James Advised Mutual Fund, and acted as co-managing underwriter of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., and the Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income

Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Washington Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. These registered open-end and closed-end investment companies currently have approximately $35 billion in securities under management.
To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products-- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal offices located in Chicago (333 W. Wacker Drive). Nuveen maintains 11 regional offices.

To help advisers and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor needs.

The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("FIRMS") that sell Trust Units or shares of Nuveen Open-End Mutual Funds (excluding money-market funds) ("FUNDS"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund Shares and/or Trust Units during the prior calendar year according to an established schedule. Reimbursements under this program will be made by the Sponsor and not by the Funds or Trusts.

AMENDMENT AND TERMINATION OF INDENTURE

The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, PROVIDED, HOWEVER, that the Indenture may not be amended to increase the number of Units in a Trust or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

A Trust may be liquidated at any time by the written consent of 100% of the Unitholders or by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the original principal amount of the Trust and will be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor thereby reducing the net worth of the Trust to less than 40% of the principal amount of the Bonds originally deposited in the portfolio. The sale of Bonds from the Trusts upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for National and State Trusts, beyond the end of the calendar year preceding the twentieth anniversary of its execution for Long Intermediate, and Intermediate Trusts or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Trusts.

Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in the Trust then held and shall deduct from the assets of the Trust any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Trust, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Trust their pro rata share of the balance of the Interest and Principal Accounts.
With such distribution, the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state matters are named in "Tax Status of Unitholders" herein. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee with respect to the Trusts and, in the absence of a New York Trust from a Series, as special New York tax counsel for the Trusts.

AUDITORS

The "Statement of Condition" and the "Schedule of Investments" for each Trust in a Series and the related "Statement of Operations" and "Statement of Changes in Condition" and changes in the Trust Units have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part Two of this Prospectus with information pertaining to the specific Trusts in the Series to which such report relates, and are set forth in reliance upon the authority of said firm as experts in giving said report.

DESCRIPTION OF RATINGS (AS PUBLISHED BY THE RATING COMPANIES)

STANDARD & POOR'S CORPORATION. A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

A Standard & Poor's rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  II.   Nature of and provisions of the obligation; and

 III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard &
Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

PLUS (+) OR MINUS (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

NOTE RATINGS: A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2    Satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

Con.(-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE RATINGS:

     MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH INVESTORS SERVICE, INC. A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follow:

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Note Ratings:

     FIN-1 Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     FIN-2 Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

                                               Prospectus Part One must be
                                               accompanied by Part Two

Sponsor                                        John Nuveen & Co. Incorporated
                                               333 West Wacker Drive
                                               Chicago, Illinois  60606-1286

Trustee                                        The Chase Manhattan Bank
                                               4 New York Plaza
                                               New York, New York  10004-2413
                                               800/257-8787

Legal Counsel to Sponsor                       Chapman and Cutler
                                               111 West Monroe Street
                                               Chicago, Illinois  60603

Legal Counsel to Trustee                       Carter, Ledyard & Milburn
                                               2 Wall Street
                                               New York, New York  10005

Independent Public
  Accountants for the Trust                    Arthur Andersen LLP
                                               33 West Monroe Street
                                               Chicago, Illinois  60603

____________________

Except as to statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and to which reference is made.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplementary sales literature prepared by the Sponsor, and any information or representation not contained herein must not be relied upon as having been authorized by either the Trusts, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trusts are registered as Unit Investment Trusts under the Investment Company Act of 1940, as amended. Such registration does not imply that the Trusts or any of their Units have been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

NUVEEN TAX-FREE UNIT TRUSTS

                         SUPPLEMENT TO THE PROSPECTUS
                             DATED JULY 1, 1997

Starting July 1, 1997, Nuveen will provide volume incentives to dealer firms that apply to secondary market purchase transactions of Nuveen Unit Trust units. At the discretion of the Sponsor, a volume incentive of $2.50 per $1,000 of Units sold can be earned by dealer firms as a marketing allowance for secondary market sales of at least $1 million of Nuveen Unit Trust units per calendar quarter originated from or by a given dealer firm. Only sales through Nuveen qualify for volume incentives and for meeting minimum requirements. Nuveen reserves the right to modify or change the volume incentive schedule at any time and make the determination of which firms qualify for the marketing allowance and the amount paid.

                                   SEC FILE NO.  33-32547
                                 40 ACT FILE NO.  811-2271


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                              POST-EFFECTIVE
                              AMENDMENT NO. 8
                                     TO
                                  FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Tax-Free Unit Trust, Series 535           (fORMERLY KNOWN
As Nuveen Tax-Exempt Unit Trust)

                         JOHN NUVEEN & CO. INCORPORATED
                               (Name of Depositor)


                            333 West Wacker Drive
                            Chicago, Illinois  60606
             (Complete address of Depositor's Principal Executive Offices)


John Nuveen & Co., Incorporated          Chapman & Cutler
 Attention:  Gifford R. Zimmerman         Attention:  Eric F. Fess
 333 West Wacker Drive                    111 West Monroe Street
 Chicago, Illinois  60606                 Chicago, Illinois  60603
            (Name and complete address of Agents for Service)




An indefinite number of Units has been registered pursuant to Rule 24F-2 promulgated under the Investment Company Act of 1940, as amended. On February 28, 1990, a Rule 24F-2 Notice with respect to this Series was filed with the Securities and Exchange Commission.

It is proposed that this filing will become effective (check appropriate box)


(     )  Immediately upon filing pursuant to paragraph (B)
 (  X  )  On May  1, 1998 pursuant to paragraph (B) of Rule 485
 (     )  60 days after filing pursuant to paragraph (A)
 (     )  On (date) pursuant to paragraph (A) of Rule (485 or 486)


(     )  Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.






          Contents of Post-Effective Amendment
                of Registration Statement


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Accounts


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.


      PAGE   2


Tax-Free Unit Trust


Series 535


Georgia Traditional Trust 208                          28,215.743 Units
Maryland Traditional Trust 240                         28,092.254 Units
California Insured Trust 139                           34,545.187 Units
Florida Insured Trust 128                              26,752.191 Units
Massachusetts Insured Trust 50                         35,237.359 Units
New Jersey Insured Trust 109                           31,876.875 Units
New York Insured Trust 123                             23,699.648 Units
Pennsylvania Insured Trust 117                         28,243.626 Units

Prospectus - Part Two
 Revision Date May  1, 1998

Note: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase - either $5,000 or 50 Units, whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Tax-Free Unit Trust being offered hereby are issued and outstanding Units that have been reacquired by John Nuveen & Co. Incorporated either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "How Units May Be Redeemed Without Charge." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to John Nuveen & Co. Incorporated and no proceeds from the sale will be received by the Trust.


THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of the states (or in the case of State Trusts, primarily by or on behalf of the State for which such State Trust is named) and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax and, in the case of a State Trust, from State income taxes in the State for which such State Trust is named. All Bonds in each Trust were rated in the category "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. on the Date of Deposit ("BBB" or "Baa", respectively, or better by such services in the case of National Traditional Trust 76 and earlier National Traditional Trusts). Current ratings, if any, on Bonds in a Trust are set forth in the Schedule of Investments for such trust herein.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of February 28, 1998
                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated
                          Trustee.................The Chase Manhattan Bank, N.A.
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                         Georgia             Maryland
                                                    Traditional Trust   Traditional Trust   California Insured
                                                           208                 240              Trust 139
-------------------------------------------------  ------------------  ------------------  ------------------

Principal Amount of Bonds in Trust...............   $    2,645,000      $    2,385,000      $    3,455,000
Number of Units..................................       28,215.743          27,640.254          34,545.187
Fractional Undivided Interest in
  Trust Per Unit.................................   1/  28,215.743      1/  27,640.254      1/  34,545.187
Public Offering Price ---
  Less then 1,000 Units
    Aggregate Bid Price of Bonds in Trust........   $    2,739,197      $    2,533,056      $    3,756,625
    Plus Sales Charge <F1>.......................   $       35,355      $       38,306      $       94,699
      Total......................................   $    2,774,552      $    2,571,362      $    3,851,324
    Divided by Number of Units...................   $     98.33         $     93.03         $    111.49
    Plus Cash Per Unit <F2>......................   $(     0.00)        $(     0.64)        $(     0.04)
    Public Offering Price Per Unit <F3>..........   $     98.33         $     92.39         $    111.45
Redemption Price Per Unit (exclusive of
  accrued interest)..............................   $     97.08         $     91.00         $    108.71
Sponsor's Repurchase Price Per Unit
  (exclusive of accrued interest)................   $     97.08         $     91.00         $    108.71
Excess of Public Offering Price Per Unit
  over Redemption Price Per Unit.................   $      1.25         $      1.39         $      2.74
Excess of Public Offering Price per Unit over
  Sponsor's Repurchase price Per Unit............   $      1.25         $      1.39         $      2.74
    Par Value Per Unit <F4>......................   $     94.85         $     86.29         $    101.14
Calculation of Net Annual Interest Income
  Per Unit
    Annual Interest Income.......................   $      6.3670       $      5.8453       $      6.8146
    Less Estimated Annual Expense................   $      0.1570       $      0.1519       $      0.1609
    Net Annual Interest Income...................   $      6.2100       $      5.6934       $      6.6537
Daily Rate of Accrual Per Unit...................   $      0.01725      $      0.01582      $      0.01848
Trustee's Annual Fee per $1000 principal (6).....   $      1.0800       $      1.0800       $      1.1200
Estimated Current Return <F5>....................          6.32%               6.16%               5.97%
Estimated Long Term Return <F5>..................          3.42%               3.59%               4.27%
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States
Trust Company of New York of units tendered for redemption.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the Georgia Traditional
Trust 208, Maryland Traditional Trust 240 and California Insured Trust 139,
respectively, $98.33, $92.39 and $111.45, accrued interest to the settlement date of $.92, $.69 and $.96, for a total price of $99.25, $93.08 and $112.41, respectively.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part
One for an explanation of these returns.
<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's
Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for Georgia Traditional Trust 208, Maryland Traditional Trust
240 and California Insured Trust 139 will be $0.7600,$0.7600 and $0.8000, under the quarterly distribution option and $0.5700,$0.5700 and $0.6100, under the semi-annual distribution option.



      PAGE   4


                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of February 28, 1998
                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated
                          Trustee.................The Chase Manhattan Bank, N.A.
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                     Florida Insured      Massachusetts     New Jersey Insured
                                                        Trust 128        Insured Trust 50       Trust 109
-------------------------------------------------  ------------------  ------------------  ------------------

Principal Amount of Bonds in Trust...............   $    2,710,000      $    3,510,000      $    3,175,000
Number of Units..................................       26,752.191          35,187.359          31,518.462
Fractional Undivided Interest in
  Trust Per Unit.................................   1/  26,752.191      1/  35,187.359      1/  31,518.462
Public Offering Price ---
  Less then 1,000 Units
    Aggregate Bid Price of Bonds in Trust........   $    2,793,641      $    3,641,821      $    3,307,881
    Plus Sales Charge <F1>.......................   $       35,921      $       35,763      $       44,758
      Total......................................   $    2,829,562      $    3,677,584      $    3,352,639
    Divided by Number of Units...................   $    105.77         $    104.51         $    106.37
    Plus Cash Per Unit <F2>......................   $(     0.12)        $      0.68         $(     0.07)
    Public Offering Price Per Unit <F3>..........   $    105.65         $    105.19         $    106.30
Redemption Price Per Unit (exclusive of
  accrued interest)..............................   $    104.31         $    104.17         $    104.88
Sponsor's Repurchase Price Per Unit
  (exclusive of accrued interest)................   $    104.31         $    104.17         $    104.88
Excess of Public Offering Price Per Unit
  over Redemption Price Per Unit.................   $      1.34         $      1.02         $      1.42
Excess of Public Offering Price per Unit over
  Sponsor's Repurchase price Per Unit............   $      1.34         $      1.02         $      1.42
    Par Value Per Unit <F4>......................   $    101.46         $    101.96         $    100.89
Calculation of Net Annual Interest Income
  Per Unit
    Annual Interest Income.......................   $      6.9702       $      7.0382       $      6.9968
    Less Estimated Annual Expense................   $      0.1726       $      0.1661       $      0.1732
    Net Annual Interest Income...................   $      6.7976       $      6.8721       $      6.8236
Daily Rate of Accrual Per Unit...................   $      0.01888      $      0.01909      $      0.01895
Trustee's Annual Fee per $1000 principal (6).....   $      1.1200       $      1.1200       $      1.1200
Estimated Current Return <F5>....................          6.43%               6.53%               6.42%
Estimated Long Term Return <F5>..................          3.69%               3.32%               3.28%
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States
Trust Company of New York of units tendered for redemption.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the Florida Insured Trust
128, Massachusetts Insured Trust 50 and New Jersey Insured Trust 109,
respectively, $105.65, $105.19 and $106.30, accrued interest to the settlement date of $1.03, $.96 and $.99, for a total price of $106.68, $106.15 and
$107.29, respectively.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part
One for an explanation of these returns.
<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's
Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for Florida Insured Trust 128, Massachusetts Insured Trust 50
and New Jersey Insured Trust 109 will be $0.8000,$0.8000 and $0.8000, under the quarterly distribution option and $0.6100,$0.6100 and $0.6100, under the semi-annual distribution option.



      PAGE   5


                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of February 28, 1998
                          Sponsor and Evaluator.......John Nuveen & Co. Incorporated
                          Trustee.................The Chase Manhattan Bank, N.A.
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                                         New York Insured      Pennsylvania
                                                                            Trust 123       Insured Trust 117
---------------------------------------------------------------------  ------------------  ------------------

Principal Amount of Bonds in Trust...................................   $    2,060,000      $    2,815,000
Number of Units......................................................       23,699.648          27,971.626
Fractional Undivided Interest in
  Trust Per Unit.....................................................   1/  23,699.648      1/  27,971.626
Public Offering Price ---
  Less then 1,000 Units
    Aggregate Bid Price of Bonds in Trust............................   $    2,169,561      $    2,909,860
    Plus Sales Charge <F1>...........................................   $       27,558      $       36,107
      Total..........................................................   $    2,197,119      $    2,945,967
    Divided by Number of Units.......................................   $     92.71         $    105.32
    Plus Cash Per Unit <F2>..........................................   $      0.06         $(     0.05)
    Public Offering Price Per Unit <F3>..............................   $     92.77         $    105.27
Redemption Price Per Unit (exclusive of
  accrued interest)..................................................   $     91.61         $    103.98
Sponsor's Repurchase Price Per Unit
  (exclusive of accrued interest)....................................   $     91.61         $    103.98
Excess of Public Offering Price Per Unit
  over Redemption Price Per Unit.....................................   $      1.16         $      1.29
Excess of Public Offering Price per Unit over
  Sponsor's Repurchase price Per Unit................................   $      1.16         $      1.29
    Par Value Per Unit <F4>..........................................   $     87.93         $    101.55
Calculation of Net Annual Interest Income
  Per Unit
    Annual Interest Income...........................................   $      6.1878       $      6.9951
    Less Estimated Annual Expense....................................   $      0.1640       $      0.1735
    Net Annual Interest Income.......................................   $      6.0238       $      6.8216
Daily Rate of Accrual Per Unit.......................................   $      0.01673      $      0.01895
Trustee's Annual Fee per $1000 principal (6).........................   $      1.1200       $      1.1200
Estimated Current Return <F5>........................................          6.49%               6.48%
Estimated Long Term Return <F5>......................................          4.15%               3.20%
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange next following receipt by John Nuveen & Co. Incorporated of an order for a sale or purchase of units or receipt by United States
Trust Company of New York of units tendered for redemption.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the New York Insured
Trust 123 and Pennsylvania Insured Trust 117, respectively, $92.77 and
$105.27, accrued interest to the settlement date of $.82 and $1.00, for a total price of $93.59 and $106.27, respectively.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part
One for an explanation of these returns.
<F6>
(6)  Notwithstanding anything to the contrary in Part One, the Trustee's
Annual Fee is set forth herein.  The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution. The Trustee's Annual Fee per $1000 principal amount of Bonds for New York Insured Trust 123 and Pennsylvania Insured Trust
117 will be $0.8000 and $0.8000, under the quarterly distribution option and
$0.6100 and $0.6100, under the semi-annual distribution option.



      PAGE   6


                               Essential Information Regarding the Trust(s) on
                                         Date of Deposit (Continued)

General Information

Record Dates ................................................  See "Distributions to Unitholders" in Part One
Distribution Dates ..........................................  See "Distributions to Unitholders" in Part One
Minimum Principal Distribution .............................................................  $0.10 per Unit.
Date Trust Established ....................................................................  January 25, 1990
Mandatory Termination Date ........................  See "Amendment and Termination of Indenture" in Part One
Minimum Value of Trust ............................  See "Amendment and Termination of Indenture" in Part One
Sponsor's Annual Evaluation Fee .................................  $0.170 per $1000 principal amount of Bonds


                            NUVEEN TAX-FREE UNIT TRUST
                          GEORGIA TRADITIONAL TRUST 208
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $2,714,898) (Note 1) ............... $   2,922,777
     Accrued interest receivable ................................        69,781
                                                                  --------------

               Total assets ..................................... $   2,992,558
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      24,484
     Accrued trustee and evaluator fees .........................           533
                                                                  --------------

               Total liabilities ................................ $      25,017
                                                                  --------------

               Net assets, applicable to 28,216 units of
                 fractional undivided interest outstanding ...... $   2,967,541
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,577,490
       Less initial underwriting commission (Note 1) ............  (    175,282)
                                                                  --------------
                                                                  $   3,402,208
     Less cost of 6,784 units redeemed ..........................  (    712,088)
                                                                  --------------
                                                                  $   2,690,120
     Undistributed net investment income ........................        45,777
     Unrealized appreciation (depreciation) of investments ......       207,879
     Accumulated net realized gain (loss) from
       investment transactions ..................................        23,765
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   2,967,541
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      19,086        $  103.55     $   1.44        $ 104.99
     Quarterly................       2,795           103.55         2.00          105.55
     Semi-Annual..............       6,335           103.55         2.00          105.55
                                ---------------  ============  ==============  ===========
                                    28,216
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                       GEORGIA TRADITIONAL TRUST 208
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       202,821   $       221,386   $       228,422
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         3,995   $         4,062   $         4,164
    Evaluator fees ..................................              505               549               563
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         4,500   $         4,611   $         4,727
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       198,321   $       216,775   $       223,695
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $         6,917   $         9,038   $(          100)
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       40,494)   (       77,959)          201,131
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $(       33,577)  $(       68,921)  $       201,031
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       164,744   $       147,854   $       424,726
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       198,321   $       216,775   $       223,695
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................            6,917             9,038    (          100)
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       40,494)   (       77,959)          201,131
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       164,744   $       147,854   $       424,726
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      204,361)  $(      220,544)  $(      223,551)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      204,361)  $(      220,544)  $(      223,551)
                                                       ----------------  ----------------  ----------------

Redemption of 2,586, 2,245 and
    132 units, respectively .........................  $(      268,421)  $(      236,642)  $(       13,984)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(      308,038)  $(      309,332)  $       187,191

Net assets at beginning of year .....................        3,275,579         3,584,911         3,397,720
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $45,777,$51,817 and $55,586,respectively) ..........  $     2,967,541   $     3,275,579   $     3,584,911
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   GEORGIA TRADITIONAL TRUST 208
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    175,000        Municipal Electric Authority of Georgia, General     No Optional Call    AAA        Aaa     $    111,113
                     Power Revenue Bonds, 1989B Series, (BIG Insured.)
                     0.000% Due 1/1/2008. (Original issue discount
                     bonds delivered on or about September 7, 1989 at a
                     price of 27.861% of principal amount.)

     405,000        Metropolitan Atlanta Rapid Transit Authority,        1998 at 102         AAA        Aaa          420,086
                     Georgia, Sales Tax Revenue Bonds, Series J, (FGIC
                     Insured.) 8.000% Due 7/1/2018. (Escrow Secured To
                     Optional Redemption Date.)

     380,000        City of Atlanta (Georgia), Special Purpose           1999 at 102         BB+        Ba2          404,123
                     Facilities, Revenue Refunding Bonds, Series 1989A
                     (Delta Air Lines, Inc. Project), 7.500% Due
                     12/1/2019.

     175,000        The Hospital Authority of Crisp County, Georgia,     1999 at 102         AAA        Aaa          185,806
                     Revenue Anticipation Certificates, Series 1989
                     (Crisp County Hospital), (General Obligation
                     Bonds.), (MBIA Insured.) 7.100% Due 7/1/2014.
                     (Escrow Secured To Optional Redemption Date.)

     485,000        De Kalb County, Georgia, Water and Sewerage Revenue  2000 at 102          AA        Aaa          529,373
                     Bonds, Series 1990, 7.000% Due 10/1/2014. (Escrow
                     Secured To Optional Redemption Date.)

     175,000        Douglas County School System (Georgia), General      1998 at 102         AAA         --          178,500
                     Obligation School Bonds, Series 1990, 7.150% Due
                     1/1/2010. (Escrow Secured To Optional Redemption
                     Date.)

     500,000        Hospital Authority of Gwinnett County, Georgia,      1999 at 102         AAA        Aaa          533,470
                     Revenue Anticipation Certificates, Series 1989,
                     (AMBAC Insured.) 7.125% Due 9/1/2019. (Escrow
                     Secured To Optional Redemption Date.)

     525,000        Government of Guam, Water System Revenue Bonds,      1999 at 103         AAA        Aaa          560,306
                     Series 1989, (CGIC Insured.) 7.000% Due 7/1/2009.

------------                                                                                                    ------------
$  2,820,000                                                                                                    $  2,922,777
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE  10


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   GEORGIA TRADITIONAL TRUST 208
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997



------------------------------------------------------------------------------------------------------------------------------------
All of the issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  Payment of principal and interest on five Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The sources of payment for the remaining issues in the Trust are divided as follows: Dedicated-Tax
Supported Revenue,  1; Power Revenue,  1; Transportation,  1.  To the extent that the legal obligor on any Bond held in the Trust fails to pay interest and principal thereon, the interest income to the Trust would be reduced and the aggregate principal amount payable to the Trust upon maturity of such Bond would not be received by the Trust and, therefore, would not be available for distribution to Unitholders.

Approximately 6% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

Eight issue(s) in the Trust were rated by Standard & Poor's Corporation as follows:6--AAA, 1--AA, 1--BB+. Seven issue(s) were rated by Moody's Investors
Service, Inc. as follows:6--Aaa, 1--Ba2. The Bond Portfolio consists of 7 obligations issued by entities located in Georgia and 1 obligation(s) issued by entities located in U.S. Territories.


                            NUVEEN TAX-FREE UNIT TRUST
                          MARYLAND TRADITIONAL TRUST 240
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $2,340,554) (Note 1) ............... $   2,570,756
     Accrued interest receivable ................................        69,411
                                                                  --------------

               Total assets ..................................... $   2,640,167
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      37,480
     Accrued trustee and evaluator fees .........................           516
                                                                  --------------

               Total liabilities ................................ $      37,996
                                                                  --------------

               Net assets, applicable to 28,092 units of
                 fractional undivided interest outstanding ...... $   2,602,171
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,602,999
       Less initial underwriting commission (Note 1) ............  (    176,532)
                                                                  --------------
                                                                  $   3,426,467
     Less cost of 6,908 units redeemed ..........................  (    641,654)
                                                                  --------------
                                                                  $   2,784,813
     Undistributed net investment income ........................        39,701
     Unrealized appreciation (depreciation) of investments ......       230,202
     Accumulated net realized gain (loss) from
       investment transactions ..................................        58,096
     Principal distributions to unitholders of proceeds
       from investment transactions .............................  (    510,641)
                                                                  --------------
                                                                  $   2,602,171
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      12,082        $   91.22     $   1.14        $  92.36
     Quarterly................       7,318            91.22         1.62           92.84
     Semi-Annual..............       8,692            91.22         1.62           92.84
                                ---------------  ============  ==============  ===========
                                    28,092
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                       MARYLAND TRADITIONAL TRUST 240
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       166,686   $       173,752   $       179,189
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         3,351   $         3,297   $         3,409
    Evaluator fees ..................................              415               431               445
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         3,766   $         3,728   $         3,854
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       162,920   $       170,024   $       175,335
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $         6,577   $         7,344   $        11,798
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       19,540)   (       61,439)          150,873
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $(       12,963)  $(       54,095)  $       162,671
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       149,957   $       115,929   $       338,006
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       162,920   $       170,024   $       175,335
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................            6,577             7,344            11,798
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       19,540)   (       61,439)          150,873
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       149,957   $       115,929   $       338,006
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      165,715)  $(      172,840)  $(      177,063)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      165,715)  $(      172,840)  $(      177,063)
                                                       ----------------  ----------------  ----------------

Redemption of 898, 1,028 and
    1,251 units, respectively .......................  $(       82,138)  $(       95,063)  $(      114,520)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       97,896)  $(      151,974)  $        46,423

Net assets at beginning of year .....................        2,700,068         2,852,042         2,805,619
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $39,701,$42,494 and $45,310,respectively) ..........  $     2,602,172   $     2,700,068   $     2,852,042
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   MARYLAND TRADITIONAL TRUST 240
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    485,000        Maryland Health and Higher Educational Facilities    1999 at 102         AAA        Aaa     $    513,644
                     Authority, Insured Revenue Bonds, Franklin Square
                     Hospital Issue, Series 1989, (MBIA Insured.)
                     7.500% Due 7/1/2019.

     420,000        Maryland Health and Higher Educational Facilities    1999 at 102         AAA        Aaa          448,959
                     Authority, Revenue Bonds, Good Samaritan Hospital
                     Issue, Series 1989, 7.500% Due 7/1/2021. (Escrow
                     Secured To Optional Redemption Date.)

      55,000        Baltimore County Revenue Authority (Maryland),       1999 at 102          --         A            58,002
                     Revenue Bonds, 1989 Series, 7.200% Due 7/1/2019.

     500,000        City of Baltimore, Maryland, Consolidated Public     No Optional Call    AAA        Aaa          578,270
                     Improvement Bonds of 1989-Series B, (General
                     Obligation Bonds.), (MBIA Insured.) 7.000% Due
                     10/15/2004.

     505,000        Washington County Sanitary District, Washington      2000 at 102          A+         --          543,082
                     County, Maryland, Washington County Sanitary
                     District Bonds, Series E (General Obligation
                     Bonds.), 7.000% Due 2/1/2015. (Escrow Secured To
                     Optional Redemption Date.)

     125,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa           81,943
                     Refunding Bonds, Series 1988 (General Obligation
                     Bonds.), (MBIA Insured.) 0.000% Due 7/1/2007.
                     (Original issue discount bonds delivered on or
                     about June 30, 1988 at a price of 23.319% of
                     principal amount.)

     325,000        Government of Guam, Water System Revenue Bonds,      1999 at 103         AAA        Aaa          346,856
                     Series 1989, (CGIC Insured.) 7.000% Due 7/1/2009.

------------                                                                                                    ------------
$  2,415,000                                                                                                    $  2,570,756
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE  14


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   MARYLAND TRADITIONAL TRUST 240
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997



------------------------------------------------------------------------------------------------------------------------------------
Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  Payment of principal and interest on two Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax
Supported Revenue,  1; Health Care Facility Revenue,  1; Miscellaneous
Revenue,  1.  To the extent that the legal obligor on any Bond held in the
Trust fails to pay interest and principal thereon, the interest income to the
Trust would be reduced and the aggregate principal amount payable to the Trust upon maturity of such Bond would not be received by the Trust and, therefore, would not be available for distribution to Unitholders.

Insurance guaranteeing prompt payment of interest and principal on certain of the Bonds in the Trust has been obtained by the issuer or underwriter of such Bonds from a commercial insurer. 20% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue but which are covered by such insurance.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 5% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

Six issue(s) in the Trust were rated by Standard & Poor's Corporation as follows:5--AAA, 1--A+. Six issue(s) were rated by Moody's Investors Service, Inc. as follows:5--Aaa, 1--A. The Bond Portfolio consists of 5 obligations issued by entities located in Maryland and 1 and 1 obligation(s) issued by entities located in Puerto Rico and U.S. Territories, respectively.


                            NUVEEN TAX-FREE UNIT TRUST
                           CALIFORNIA INSURED TRUST 139
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $3,331,219) (Note 1) ............... $   3,751,332
     Accrued interest receivable ................................        95,004
                                                                  --------------

               Total assets ..................................... $   3,846,336
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      43,413
     Payable to unitholders for units redeemed ..................            47
     Accrued trustee and evaluator fees .........................           668
                                                                  --------------

               Total liabilities ................................ $      44,128
                                                                  --------------

               Net assets, applicable to 34,545 units of
                 fractional undivided interest outstanding ...... $   3,802,208
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 50,000 units sold ............ $   5,095,150
       Less initial underwriting commission (Note 1) ............  (    249,641)
                                                                  --------------
                                                                  $   4,845,509
     Less cost of 15,455 units redeemed .........................  (  1,658,432)
                                                                  --------------
                                                                  $   3,187,077
     Undistributed net investment income ........................        57,492
     Unrealized appreciation (depreciation) of investments ......       420,113
     Accumulated net realized gain (loss) from
       investment transactions ..................................       137,526
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   3,802,208
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      22,782        $  108.40     $   1.47        $ 109.87
     Quarterly................       2,905           108.40         2.03          110.43
     Semi-Annual..............       8,858           108.40         2.03          110.43
                                ---------------  ============  ==============  ===========
                                    34,545
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                        CALIFORNIA INSURED TRUST 139
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       244,493   $       265,382   $       289,175
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         4,637   $         4,660   $         5,096
    Evaluator fees ..................................              611               663               718
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         5,248   $         5,323   $         5,814
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       239,245   $       260,059   $       283,361
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $        25,606   $        24,762   $        32,424
    Net change in unrealized appreciation or
      depreciation of investments ...................   (        5,976)   (      111,727)          268,340
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $        19,630   $(       86,965)  $       300,764
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       258,875   $       173,094   $       584,125
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       239,245   $       260,059   $       283,361
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................           25,606            24,762            32,424
  Net change in unrealized appreciation or
    depreciation of investments .....................   (        5,976)   (      111,727)          268,340
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       258,875   $       173,094   $       584,125
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      245,693)  $(      268,116)  $(      289,304)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      245,693)  $(      268,116)  $(      289,304)
                                                       ----------------  ----------------  ----------------

Redemption of 3,044, 3,297 and
    3,221 units, respectively .......................  $(      326,512)  $(      359,531)  $(      345,385)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(      313,330)  $(      454,553)  $(       50,564)

Net assets at beginning of year .....................        4,115,538         4,570,091         4,620,655
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $57,492,$63,939 and $71,997,respectively) ..........  $     3,802,208   $     4,115,538   $     4,570,091
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                    CALIFORNIA INSURED TRUST 139
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    725,000        California Health Facilities Financing Authority,    2000 at 102         AAA        Aaa     $    766,825
                     Revenue Refunding Bonds (Alexian Brothers of San
                     Jose, Inc.), Series 1990, 7.125% Due 1/1/2016.

      60,000        Los Angeles County Transportation Commission         1998 at 102         AAA        Aaa           62,235
                     (California), Sales Tax Revenue Refunding Bonds,
                     Series 1988-A, 8.000% Due 7/1/2018. (Escrow
                     Secured To Optional Redemption Date.)

     555,000        City of Industry, California, General Obligation     1999 at 102.625     AAA        Aaa          595,137
                     Bonds, Issue of 1988, 7.375% Due 7/1/2020. (Escrow
                     Secured To Optional Redemption Date.)

     700,000        M-S-R Public Power Agency (California), San Juan     No Optional Call    AAA        Aaa          850,843
                     Project Revenue Bonds, Series D, 6.750% Due
                     7/1/2020. (Escrow Secured.)

      65,000        City of Manteca (California), Certificates of        1999 at 100         AAA        Aaa           67,146
                     Participation, St. Dominic's Hospital, 6.500% Due
                     6/1/2019. (Original issue discount bonds delivered
                     on or about May 17, 1989 at a price of 91.435% of
                     principal amount.) (Escrow Secured To Optional
                     Redemption Date.)

     645,000        City of Pasadena, California, Certificates of        1999 at 102         AAA        Aaa          692,556
                     Participation (1989 Public Facilities Project),
                     7.000% Due 12/1/2014. (Escrow Secured To Optional
                     Redemption Date.)

     420,000        Sacramento Municipal Utility District (California),  2000 at 102         AAA        Aaa          456,271
                     Electric Revenue Bonds, 1990 Series X, 7.000% Due
                     7/1/2020. (Escrow Secured To Optional Redemption
                     Date.)

      25,000        City of Sacramento, California, Certificates of      1998 at 100         AAA        Aaa           25,500
                     Participation (Community Center and Executive
                     Airport Projects), 6.500% Due 11/1/2009. (Original
                     issue discount bonds delivered on or about
                     November 28, 1989 at a price of 93.250% of
                     principal amount.) (Escrow Secured To Optional
                     Redemption Date.)


      PAGE  18


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                    CALIFORNIA INSURED TRUST 139
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    160,000        Yorba Linda Redevelopment Agency (Orange County,     1998 at 102         AAA        Aaa     $    165,987
                     California), Yorba Linda Redevelopment Project,
                     1989 Tax Allocation Bonds, 6.750% Due 9/1/2014.
                     (Escrow Secured To Optional Redemption Date.)

     105,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa           68,832
                     Refunding Bonds, Series 1988 (General Obligation
                     Bonds.), 0.000% Due 7/1/2007. (Original issue
                     discount bonds delivered on or about June 30, 1988
                     at a price of 23.319% of principal amount.)

------------                                                                                                    ------------
$  3,460,000                                                                                                    $  3,751,332
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. Payment of principal and interest on eight Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Health Care
Facility Revenue,  1.

Approximately 21% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 6% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.



      PAGE  19


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                    CALIFORNIA INSURED TRUST 139
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997



------------------------------------------------------------------------------------------------------------------------------------
All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc.  The Bond Portfolio
consists of 9 obligations issued by entities located in California and 1 obligation(s) issued by entities located in Puerto Rico.


                            NUVEEN TAX-FREE UNIT TRUST
                            FLORIDA INSURED TRUST 128
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $2,615,634) (Note 1) ............... $   2,801,164
     Cash .......................................................         9,093
     Accrued interest receivable ................................        34,962
                                                                  --------------

               Total assets ..................................... $   2,845,219
                                                                  --------------

Liabilities:
     Accrued trustee and evaluator fees ......................... $         549
                                                                  --------------

               Total liabilities ................................ $         549
                                                                  --------------

               Net assets, applicable to 26,752 units of
                 fractional undivided interest outstanding ...... $   2,844,670
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,606,186
       Less initial underwriting commission (Note 1) ............  (    176,688)
                                                                  --------------
                                                                  $   3,429,498
     Less cost of 8,248 units redeemed ..........................  (    863,364)
                                                                  --------------
                                                                  $   2,566,134
     Undistributed net investment income ........................        46,646
     Unrealized appreciation (depreciation) of investments ......       185,530
     Accumulated net realized gain (loss) from
       investment transactions ..................................        46,360
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   2,844,670
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      18,162        $  104.59     $   1.56        $ 106.15
     Quarterly................       3,222           104.59         2.13          106.72
     Semi-Annual..............       5,368           104.59         2.13          106.72
                                ---------------  ============  ==============  ===========
                                    26,752
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                         FLORIDA INSURED TRUST 128
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       200,628   $       215,258   $       225,100
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         4,068   $         4,137   $         4,289
    Evaluator fees ..................................              493               526               548
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         4,561   $         4,663   $         4,837
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       196,067   $       210,595   $       220,263
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $        13,401   $         7,541   $         9,270
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       35,561)   (       76,740)          162,916
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $(       22,160)  $(       69,199)  $       172,186
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       173,907   $       141,396   $       392,449
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       196,067   $       210,595   $       220,263
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................           13,401             7,541             9,270
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       35,561)   (       76,740)          162,916
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       173,907   $       141,396   $       392,449
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      202,112)  $(      213,568)  $(      224,935)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      202,112)  $(      213,568)  $(      224,935)
                                                       ----------------  ----------------  ----------------

Redemption of 2,899, 1,547 and
    1,573 units, respectively .......................  $(      303,529)  $(      163,236)  $(      165,366)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(      331,734)  $(      235,408)  $         2,148

Net assets at beginning of year .....................        3,176,404         3,411,812         3,409,664
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $46,646,$52,691 and $55,664,respectively) ..........  $     2,844,670   $     3,176,404   $     3,411,812
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     FLORIDA INSURED TRUST 128
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    250,000        State of Florida, Full Faith and Credit, State       2000 at 102         AAA        Aaa     $    268,828
                     Board of Education, Public Education Capital
                     Outlay Bonds, Series 1989-A (Refunding Bonds),
                     (General Obligation Bonds.) 7.250% Due 6/1/2023.

     265,000        State of Florida, Full Faith and Credit, State       2000 at 102         AAA        Aaa          288,484
                     Board of Education, Public Education Capital
                     Outlay Bonds, Series 1989-A (Refunding Bonds),
                     7.250% Due 6/1/2023. (Escrow Secured To Optional
                     Redemption Date.)

     250,000        State of Florida, Orlando-Orange County Expressway   1998 at 102         AAA        Aaa          257,650
                     Authority, Senior Lien Revenue Bonds, Series of
                     1988, 7.625% Due 7/1/2018.

      45,000        State of Florida, Department of Transportation,      1999 at 102         AAA        Aaa           48,001
                     Turnpike Revenue Bonds, Series 1989A, 7.500% Due
                     7/1/2019. (Escrow Secured To Optional Redemption
                     Date.)

     500,000        City of Gulf Breeze (Florida), Local Government      1999 at 102         AAA        Aaa          538,510
                     Loan Program, Floating Rate Demand Revenue Bonds,
                     Boca Raton Projects, Series 1985E, 7.750% Due
                     12/1/2015.

     500,000        Jacksonville Health Facilities Authority (Florida),  1999 at 102         AAA        Aaa          525,570
                     Hospital Revenue Refunding Bonds (Baptist Medical
                     Center Project), Series 1989A, 7.300% Due
                     6/1/2019.

     525,000        Jacksonville Electric Authority (Jacksonville,       1999 at 101.5       AAA        Aaa          550,846
                     Florida), St. Johns River Power Park System
                     Revenue Refunding Bonds, Issue Two, Series 5,
                     6.900% Due 10/1/2013.

     125,000        Orange County, Florida, Capital Improvement Revenue  1998 at 102         AAA        Aaa          129,888
                     Refunding Bonds, Series 1988A, 7.700% Due
                     10/1/2018.

      45,000        Commonwealth of Puerto Rico, Public Improvement      1998 at 102         AAA        Aaa           46,656
                     Bonds of 1988, Series A (General Obligation
                     Bonds.), 7.750% Due 7/1/2013. (Escrow Secured To
                     Optional Redemption Date.)


      PAGE  23


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     FLORIDA INSURED TRUST 128
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$     30,000        Commonwealth of Puerto Rico, Public Improvement      1999 at 101.5       AAA        Aaa     $     32,012
                     Bonds of 1989, Series A (General Obligation
                     Bonds.), 7.700% Due 7/1/2008. (Escrow Secured To
                     Optional Redemption Date.)

     175,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa          114,719
                     Refunding Bonds, Series 1988 (General Obligation
                     Bonds.), 0.000% Due 7/1/2007. (Original issue
                     discount bonds delivered on or about June 30, 1988
                     at a price of 23.319% of principal amount.)

------------                                                                                                    ------------
$  2,710,000                                                                                                    $  2,801,164
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. Payment of principal and interest on four Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax
Supported Revenue,  1; Bridge and Tollroad Revenue,  1; Power Revenue,  1;
Health Care Facility Revenue,  1; Miscellaneous Revenue,  1 .

Approximately 6% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 8 obligations issued by entities located in Florida and 3 obligation(s) issued by entities located in Puerto Rico.


                            NUVEEN TAX-FREE UNIT TRUST
                          MASSACHUSETTS INSURED TRUST 50
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $3,426,274) (Note 1) ............... $   3,680,936
     Accrued interest receivable ................................        84,806
                                                                  --------------

               Total assets ..................................... $   3,765,742
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      24,761
     Accrued trustee and evaluator fees .........................           682
                                                                  --------------

               Total liabilities ................................ $      25,443
                                                                  --------------

               Net assets, applicable to 35,237 units of
                 fractional undivided interest outstanding ...... $   3,740,299
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 40,000 units sold ............ $   4,087,322
       Less initial underwriting commission (Note 1) ............  (    200,261)
                                                                  --------------
                                                                  $   3,887,061
     Less cost of 4,763 units redeemed ..........................  (    503,907)
                                                                  --------------
                                                                  $   3,383,154
     Undistributed net investment income ........................        60,624
     Unrealized appreciation (depreciation) of investments ......       254,662
     Accumulated net realized gain (loss) from
       investment transactions ..................................        41,859
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   3,740,299
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      21,089        $  104.43     $   1.49        $ 105.92
     Quarterly................       4,393           104.43         2.07          106.50
     Semi-Annual..............       9,755           104.43         2.07          106.50
                                ---------------  ============  ==============  ===========
                                    35,237
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                       MASSACHUSETTS INSURED TRUST 50
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       249,959   $       254,770   $       262,619
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         4,737   $         4,636   $         4,764
    Evaluator fees ..................................              607               618               637
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         5,344   $         5,254   $         5,401
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       244,615   $       249,516   $       257,218
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $         2,110   $         6,866   $        12,173
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       50,566)   (       84,365)          203,492
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $(       48,456)  $(       77,499)  $       215,665
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       196,159   $       172,017   $       472,883
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       244,615   $       249,516   $       257,218
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................            2,110             6,866            12,173
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       50,566)   (       84,365)          203,492
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       196,159   $       172,017   $       472,883
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      245,784)  $(      250,173)  $(      259,019)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      245,784)  $(      250,173)  $(      259,019)
                                                       ----------------  ----------------  ----------------

Redemption of 383, 706 and
    1,302 units, respectively .......................  $(       40,135)  $(       74,686)  $(      139,586)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       89,760)  $(      152,842)  $        74,278

Net assets at beginning of year .....................        3,830,059         3,982,901         3,908,623
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $60,624,$61,792 and $62,448,respectively) ..........  $     3,740,299   $     3,830,059   $     3,982,901
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   MASSACHUSETTS INSURED TRUST 50
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    490,000        Massachusetts Health and Educational Facilities      1999 at 102         AAA        Aaa     $    522,541
                     Authority, Revenue Bonds, Baystate Medical Center
                     Issue, Series C, 7.375% Due 7/1/2008. (Escrow
                     Secured To Optional Redemption Date.)

     555,000        Massachusetts Health and Educational Facilities      1998 at 102         AAA        Aaa
                     Authority, Revenue Bonds, Berkshire Health Systems
                     Issue, Series A,
                     200M-7.500% Due 10/1/2008, (Escrow Secured To                                                   208,802
                     Optional Redemption Date.)
                     355M-7.600% Due 10/1/2014. (Escrow Secured To                                                   370,879
                     Optional Redemption Date.)

     600,000        Massachusetts Health and Educational Facilities      1998 at 102         AAA        Aaa          621,018
                     Authority, Revenue Bonds, Tufts University Issue,
                     Series D, 7.750% Due 8/1/2013.

     585,000        Massachusetts Health and Educational Facilities      2000 at 102         AAA        Aaa          636,187
                     Authority, Revenue Bonds, Capital Asset Program
                     Issue, Series F, 7.300% Due 10/1/2018.

      30,000        Massachusetts Bay Transportation Authority, General  1998 at 100         AAA        Aaa           30,075
                     Transportation System Bonds, 1983 Series A,
                     (General Obligation Bonds.), 6.500% Due 3/1/2008.
                     (Original issue discount bonds delivered on or
                     about March 31, 1983 at a price of 73.000% of
                     principal amount.) (Escrow Secured To Optional
                     Redemption Date.)

     540,000        City of Boston, Massachusetts, General Obligation    2000 at 102         AAA        Aaa          584,701
                     Bonds, 1990 Series A, 7.375% Due 2/1/2010. (Escrow
                     Secured To Optional Redemption Date.)

     445,000        Boston Water and Sewer Commission (Massachusetts),   1999 at 102         AAA        Aaa          477,129
                     General Revenue Bonds, 1989 Series A (Senior
                     Series), 7.100% Due 11/1/2019. (Escrow Secured To
                     Optional Redemption Date.)

      95,000        Commonwealth of Puerto Rico, Public Improvement      1998 at 102         AAA        Aaa           98,496
                     Bonds of 1988, Series A (General Obligation
                     Bonds.), 7.750% Due 7/1/2013. (Escrow Secured To
                     Optional Redemption Date.)


      PAGE  27


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   MASSACHUSETTS INSURED TRUST 50
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    200,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa     $    131,108
                     Refunding Bonds, Series 1988 (General Obligation
                     Bonds.), 0.000% Due 7/1/2007. (Original issue
                     discount bonds delivered on or about June 30, 1988
                     at a price of 23.319% of principal amount.)

------------                                                                                                    ------------
$  3,540,000                                                                                                    $  3,680,936
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. Payment of principal and interest on six Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Education Revenue, 1; Health Care Facility Revenue, 1.

Approximately 7% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 7 obligations issued by entities located in Massachusetts and 2 obligation(s) issued by entities located in Puerto Rico.


                            NUVEEN TAX-FREE UNIT TRUST
                           NEW JERSEY INSURED TRUST 109
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $3,107,785) (Note 1) ............... $   3,352,586
     Accrued interest receivable ................................       103,708
                                                                  --------------

               Total assets ..................................... $   3,456,294
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      48,986
     Accrued trustee and evaluator fees .........................           618
                                                                  --------------

               Total liabilities ................................ $      49,604
                                                                  --------------

               Net assets, applicable to 31,877 units of
                 fractional undivided interest outstanding ...... $   3,406,690
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 50,000 units sold ............ $   5,105,333
       Less initial underwriting commission (Note 1) ............  (    250,140)
                                                                  --------------
                                                                  $   4,855,193
     Less cost of 18,123 units redeemed .........................  (  1,918,540)
                                                                  --------------
                                                                  $   2,936,653
     Undistributed net investment income ........................        54,672
     Unrealized appreciation (depreciation) of investments ......       244,801
     Accumulated net realized gain (loss) from
       investment transactions ..................................       170,564
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   3,406,690
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      21,525        $  105.16     $   1.53        $ 106.69
     Quarterly................       2,891           105.16         2.10          107.26
     Semi-Annual..............       7,461           105.16         2.10          107.26
                                ---------------  ============  ==============  ===========
                                    31,877
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                        NEW JERSEY INSURED TRUST 109
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       251,225   $       293,323   $       311,010
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         4,999   $         5,304   $         5,619
    Evaluator fees ..................................              619               717               764
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         5,618   $         6,021   $         6,383
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       245,607   $       287,302   $       304,627
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $        77,995   $        38,312   $        18,472
    Net change in unrealized appreciation or
      depreciation of investments ...................   (      116,601)   (      134,198)          239,480
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $(       38,606)  $(       95,886)  $       257,952
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       207,001   $       191,416   $       562,579
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       245,607   $       287,302   $       304,627
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................           77,995            38,312            18,472
  Net change in unrealized appreciation or
    depreciation of investments .....................   (      116,601)   (      134,198)          239,480
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       207,001   $       191,416   $       562,579
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      265,410)  $(      290,859)  $(      309,256)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      265,410)  $(      290,859)  $(      309,256)
                                                       ----------------  ----------------  ----------------

Redemption of 9,119, 2,506 and
    2,202 units, respectively .......................  $(      963,751)  $(      267,345)  $(      235,275)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(    1,022,160)  $(      366,788)  $        18,048

Net assets at beginning of year .....................        4,428,850         4,795,638         4,777,590
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $54,672,$74,474 and $78,031,respectively) ..........  $     3,406,690   $     4,428,850   $     4,795,638
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                    NEW JERSEY INSURED TRUST 109
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    720,000        New Jersey Health Care Facilities Financing          1999 at 102         AAA        Aaa     $    759,218
                     Authority, Revenue Bonds, Saint Barnabas Medical
                     Center Issue, Series B, 7.250% Due 7/1/2018.

     750,000        New Jersey Health Care Facilities Financing          1999 at 100         AAA        Aaa          757,778
                     Authority, Revenue Bonds, Community Medical Center
                     Issue, Series D, 6.000% Due 7/1/2019. (Original
                     issue discount bonds delivered on or about January
                     17, 1990 at a price of 88.750% of principal
                     amount.)

     390,000        New Jersey Health Care Facilities Financing          1999 at 102         AAA        Aaa          408,443
                     Authority, Revenue Bonds, The Society of the
                     Valley Hospital Issue, Series C, 6.625% Due
                     7/1/2010.

      45,000        New Jersey Highway Authority (Garden State           1999 at 102         AAA        Aaa           47,219
                     Parkway), Senior Parkway Revenue Bonds, 1989
                     Series, 7.250% Due 1/1/2016. (Escrow Secured To
                     Optional Redemption Date.)

     210,000        The Mercer County Improvement Authority, Mercer      1999 at 100         AAA        Aaa          217,928
                     County, New Jersey, Revenue Bonds (Regional Sludge
                     Project, Series 1990), 6.000% Due 12/15/2015.
                     (Original issue discount bonds delivered on or
                     about February 7, 1990 at a price of 88.115% of
                     principal amount.) (Escrow Secured To Optional
                     Redemption Date.)

     750,000        The Board of Education of the Township of            1999 at 102         AAA        Aaa          804,135
                     Pennsauken, Camden County, New Jersey,
                     Certificates of Participation, 7.700% Due
                     7/15/2009.

     345,000        Commonwealth of Puerto Rico, Public Improvement      1998 at 102         AAA        Aaa          357,865
                     Bonds of 1988, Series A (General Obligation
                     Bonds.), 7.750% Due 7/1/2013. (Escrow Secured To
                     Optional Redemption Date.)

------------                                                                                                    ------------
$  3,210,000                                                                                                    $  3,352,586
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE  31


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                    NEW JERSEY INSURED TRUST 109
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997



------------------------------------------------------------------------------------------------------------------------------------
All of the issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  Payment of principal and interest on three Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The sources of payment for the remaining issues in the Trust are divided as follows: Health Care
Facility Revenue,  3; Municipal Lease Revenue,  1.

Approximately 58% and 23% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Health Care Facility Revenue and Municipal Lease Revenue, respectively.

For a discussion of the characteristics of bonds issued by various types of issuers and of the risks associated with an investment therein, see "Selection of Bonds for Deposit in the Trusts" in Part One.

Approximately 30% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 6 obligations issued by entities located in New Jersey and 1 obligation(s) issued by entities located in Puerto Rico.


                            NUVEEN TAX-FREE UNIT TRUST
                            NEW YORK INSURED TRUST 123
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $2,012,410) (Note 1) ............... $   2,173,193
     Accrued interest receivable ................................        46,386
                                                                  --------------

               Total assets ..................................... $   2,219,579
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $       9,336
     Accrued trustee and evaluator fees .........................           468
                                                                  --------------

               Total liabilities ................................ $       9,804
                                                                  --------------

               Net assets, applicable to 23,700 units of
                 fractional undivided interest outstanding ...... $   2,209,775
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,614,193
       Less initial underwriting commission (Note 1) ............  (    177,080)
                                                                  --------------
                                                                  $   3,437,113
     Less cost of 11,300 units redeemed .........................  (  1,205,959)
                                                                  --------------
                                                                  $   2,231,154
     Undistributed net investment income ........................        34,900
     Unrealized appreciation (depreciation) of investments ......       160,783
     Accumulated net realized gain (loss) from
       investment transactions ..................................       152,611
     Principal distributions to unitholders of proceeds
       from investment transactions .............................  (    369,673)
                                                                  --------------
                                                                  $   2,209,775
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      15,394        $   91.77     $   1.29        $  93.06
     Quarterly................       3,069            91.77         1.80           93.57
     Semi-Annual..............       5,237            91.77         1.80           93.57
                                ---------------  ============  ==============  ===========
                                    23,700
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                         NEW YORK INSURED TRUST 123
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       152,574   $       169,306   $       190,869
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         3,411   $         3,563   $         3,776
    Evaluator fees ..................................              365               407               462
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         3,776   $         3,970   $         4,238
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       148,798   $       165,336   $       186,631
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $         8,170   $        36,396   $        25,873
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       30,836)   (       86,593)          124,078
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $(       22,666)  $(       50,197)  $       149,951
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       126,132   $       115,139   $       336,582
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       148,798   $       165,336   $       186,631
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................            8,170            36,396            25,873
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       30,836)   (       86,593)          124,078
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       126,132   $       115,139   $       336,582
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      150,907)  $(      168,510)  $(      191,058)
  Proceeds from investment transactions .............                0    (      363,545)                0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      150,907)  $(      532,055)  $(      191,058)
                                                       ----------------  ----------------  ----------------

Redemption of 1,437, 371 and
    2,398 units, respectively .......................  $(      132,056)  $(       37,662)  $(      257,757)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(      156,831)  $(      454,578)  $(      112,233)

Net assets at beginning of year .....................        2,366,606         2,821,184         2,933,417
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $34,900,$37,010 and $40,183,respectively) ..........  $     2,209,775   $     2,366,606   $     2,821,184
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NEW YORK INSURED TRUST 123
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    180,000        New York State Medical Care Facilities Finance       1999 at 102         AAA        Aaa     $    191,398
                     Agency, Mental Health Services Facilities
                     Improvement Revenue Bonds, 1989 Series C, (General
                     Obligation Bonds.) 7.300% Due 8/15/2010.

     325,000        New York State Medical Care Facilities Finance       1999 at 102         AAA        Aaa          347,727
                     Agency, Mental Health Services Facilities
                     Improvement Revenue Bonds, 1989 Series C, 7.300%
                     Due 8/15/2010. (Escrow Secured To Optional
                     Redemption Date.)

     350,000        Municipal Assistance Corporation for the City of     1998 at 102         AAA        Aaa          362,316
                     New York, New York, Series 64 Bonds, 7.625% Due
                     7/1/2008.

      25,000        The City of New York, New York, General Obligation   1999 at 101.5       AAA        Aaa           26,705
                     Bonds, Fiscal 1990, Series B, 7.500% Due
                     10/1/2007.

     475,000        The City of New York, New York, General Obligation   1999 at 101.5       AAA        Aaa          509,057
                     Bonds, Fiscal 1990, Series B, 7.500% Due
                     10/1/2007. (Escrow Secured To Optional Redemption
                     Date.)

     120,000        New York City Municipal Water Finance Authority      1999 at 101.5       AAA        Aaa          127,111
                     (New York), Water and Sewer System Revenue Bonds,
                     Fiscal 1990 Series A, 7.250% Due 6/15/2011.
                     (Escrow Secured To Optional Redemption Date.)

     335,000        Dormitory Authority of the State of New York, State  2000 at 102         AAA        Aaa          364,641
                     University Educational Facilities, Revenue Bonds,
                     Series 1989B, 7.250% Due 5/15/2015. (Escrow
                     Secured To Optional Redemption Date.)

     250,000        Triborough Bridge and Tunnel Authority (New York),   2000 at 100         AAA        Aaa          244,238
                     General Purpose Revenue Bonds, Series Q, 5.000%
                     Due 1/1/2017. (Original issue discount bonds
                     delivered on or about January 9, 1990 at a price
                     of 77.500% of principal amount.)

------------                                                                                                    ------------
$  2,060,000                                                                                                    $  2,173,193
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.



      PAGE  35


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NEW YORK INSURED TRUST 123
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997



------------------------------------------------------------------------------------------------------------------------------------
Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  Payment of principal and interest on four Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Dedicated-Tax
Supported Revenue,  1; Bridge and Tollroad Revenue,  1 .

Approximately 12% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 8 obligations issued by entities located in New York.


                            NUVEEN TAX-FREE UNIT TRUST
                          PENNSYLVANIA INSURED TRUST 117
                                   (Series 535)

                             Statement of Net Assets
                                December 31, 1997

Assets:
     Investments in municipal securities,
       at market value (Cost $2,758,238) (Note 1) ............... $   2,941,005
     Cash .......................................................         6,205
     Accrued interest receivable ................................        44,644
                                                                  --------------

               Total assets ..................................... $   2,991,854
                                                                  --------------

Liabilities:
     Accrued trustee and evaluator fees ......................... $         552
                                                                  --------------

               Total liabilities ................................ $         552
                                                                  --------------

               Net assets, applicable to 28,244 units of
                 fractional undivided interest outstanding ...... $   2,991,302
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,606,143
       Less initial underwriting commission (Note 1) ............  (    176,686)
                                                                  --------------
                                                                  $   3,429,457
     Less cost of 6,756 units redeemed ..........................  (    710,873)
                                                                  --------------
                                                                  $   2,718,584
     Undistributed net investment income ........................        48,716
     Unrealized appreciation (depreciation) of investments ......       182,767
     Accumulated net realized gain (loss) from
       investment transactions ..................................        41,235
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   2,991,302
                                                                  ==============

Net asset value per unit:
                                                          Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest         Total
     Monthly..................      18,841        $  104.19     $   1.53        $ 105.72
     Quarterly................       2,540           104.19         2.11          106.30
     Semi-Annual..............       6,863           104.19         2.11          106.30
                                ---------------  ============  ==============  ===========
                                    28,244
                                ===============



See accompanying notes to financial statements.


                                         NUVEEN TAX-FREE UNIT TRUST
                                       PENNSYLVANIA INSURED TRUST 117
                                                (Series 535)

                             Statements of Operations and Changes in Net Assets


                                                                     Year Ended December 31,
                                                       ----------------------------------------------------
                                                             1997              1996              1995
                                                       ----------------  ----------------  ----------------
Statement of Operations


Investment income (Note 1):
  Interest income ...................................  $       200,075   $       210,631   $       225,000
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         4,164   $         4,129   $         4,346
    Evaluator fees ..................................              488               514               546
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         4,652   $         4,643   $         4,892
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       195,423   $       205,988   $       220,108
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $           483   $        19,914   $         6,980
    Net change in unrealized appreciation or
      depreciation of investments ...................   (       45,883)   (       98,286)          173,794
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $(       45,400)  $(       78,372)  $       180,774
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       150,023   $       127,616   $       400,882
                                                       ================  ================  ================


Statement of Changes in Net Assets
Operations:
  Net investment income .............................  $       195,423   $       205,988   $       220,108
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................              483            19,914             6,980
  Net change in unrealized appreciation or
    depreciation of investments .....................   (       45,883)   (       98,286)          173,794
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       150,023   $       127,616   $       400,882
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      196,260)  $(      211,166)  $(      221,995)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      196,260)  $(      211,166)  $(      221,995)
                                                       ----------------  ----------------  ----------------

Redemption of 342, 2,996 and
    841 units, respectively .........................  $(       35,744)  $(      319,419)  $(       89,314)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       81,981)  $(      402,969)  $        89,573

Net assets at beginning of year .....................        3,073,283         3,476,252         3,386,679
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $48,716,$49,553 and $54,731,respectively) ..........  $     2,991,302   $     3,073,283   $     3,476,252
                                                       ================  ================  ================


See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   PENNSYLVANIA INSURED TRUST 117
                                                            (Series 535)

                                                      Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    240,000        Pennsylvania Turnpike Commission, Pennsylvania       1999 at 102         AAA        Aaa     $    259,872
                     Turnpike Revenue Bonds, Series K of 1989, 7.500%
                     Due 12/1/2012. (Escrow Secured To Optional
                     Redemption Date.)

     215,000        Pennsylvania Higher Educational Facilities           1998 at 100         AAA        Aaa          220,474
                     Authority, Revenue Bonds (Widener University),
                     1988 Series A, 7.625% Due 10/1/2013. (Escrow
                     Secured To Optional Redemption Date.)

     335,000        Allegheny County Hospital Development Authority      1999 at 102         AAA        Aaa          352,008
                     (Allegheny County, Pennsylvania), Health Facility
                     Revenue Bonds, Series 1989 (Presbyterian
                     University Health System, Inc.), 7.125% Due
                     7/1/2019.

     460,000        Allegheny County Sanitary Authority, Allegheny       1999 at 100         AAA        Aaa          481,707
                     County, Pennsylvania, Sewer Revenue Bonds, Series
                     B of 1986, 7.500% Due 12/1/2016. (Escrow Secured
                     To Optional Redemption Date.)

     335,000        Bucks County Water and Sewer Authority, Bucks        1998 at 100         AAA        Aaa          345,201
                     County, Pennsylvania, Neshaminy Interceptor Sewer
                     System, Sewer Revenue Bonds, Series of 1988,
                     7.500% Due 12/1/2013. (Escrow Secured To Optional
                     Redemption Date.)

     480,000        Delaware County Authority (Commonwealth of           1999 at 102         AAA        Aaa          512,827
                     Pennsylvania), Hospital Revenue Bonds, Series
                     1989A (Delaware County Memorial Hospital), 7.200%
                     Due 8/15/2019. (Escrow Secured To Optional
                     Redemption Date.)

     440,000        Montgomery County Higher Education and Health        1999 at 102         AAA        Aaa          475,438
                     Authority (Pennsylvania), Hospital Revenue Bonds,
                     Series of 1990 (The Bryn Mawr Hospital Project),
                     7.375% Due 12/1/2019. (Escrow Secured To Optional
                     Redemption Date.)

     185,000        Scranton-Lackawanna Health and Welfare Authority     2000 at 102         AAA        Aaa          195,147
                     (Pennsylvania), Hospital Facilities Revenue Bonds,
                     Series 1989 B (Mercy Health System), 6.900% Due
                     1/1/2023.


      PAGE  39


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                   PENNSYLVANIA INSURED TRUST 117
                                                            (Series 535)

Schedule of Investments
                                                         December 31, 1997

                                                                                              Ratings(2)          Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(1)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    150,000        Commonwealth of Puerto Rico, Public Improvement      No Optional Call    AAA        Aaa     $     98,331
                     Refunding Bonds, Series 1988 (General Obligation
                     Bonds.), 0.000% Due 7/1/2007. (Original issue
                     discount bonds delivered on or about June 30, 1988
                     at a price of 23.319% of principal amount.)

------------                                                                                                    ------------
$  2,840,000                                                                                                    $  2,941,005
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to Financial Statements and notes to Schedule of Investments.

One Bond in the Trust is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. Payment of principal and interest on six Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Health Care
Facility Revenue,  2.

Approximately 5% of the principal amount of the Bonds in the Trust are original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See
"Tax Status of Unitholders" in Part One. The current value of an original issue discount bond reflects the present value of its face amount at maturity.
In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity. All original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

All of the Bonds in the Trust, as insured, are rated AAA by Standard & Poor's
Corporation and Aaa by Moody's Investors Service, Inc. The Bond Portfolio consists of 8 obligations issued by entities located in Pennsylvania and 1 obligation(s) issued by entities located in Puerto Rico.

Notes To Financial Statements

1.  Summary of Significant Accounting Policies:
     The Trustee is responsible for maintaining the books and records of the Trust on a cash basis and for safekeeping securities owned by the Trust. The Sponsor is responsible for preparation of the financial statements in accordance with generally accepted accounting principles based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.
     Organizational Costs - Each Trust (and therefore Unitholders)deposited on or after July 25, 1995 will bear all or a portion of the estimated organizational costs which will be deferred and amortized over five years from the Initial Date of Deposit.
     Security Valuation - Tax-Free Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.
     Unit Valuation - On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus a sales charge determined in accordance with the table set forth in Part One under the caption "Public Offering Price" based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.
     The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.
 Income and Expenses - Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.
 2.  Income Tax Status:
     Each Trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.

3.  Operating Expenses:
     See "Operating Expenses" in Part One of this Prospectus for information with respect to trustee and evaluator fees and expenses.

4.  Use of Estimates:
     The Preparation of the Trust's financial statements in conformity with generally accepted accounting principles requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Notes To Schedule(s) Of Investments


1. The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.
 Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. Single family mortgage revenue bonds and housing obligation bonds are most likely to be called subject to such provisions, but other bonds may have similar call features. (See Part One, "Selection of Bonds for Deposit in the Trusts.")
 The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders. (See Part One, "Tax Status of Unitholders.") 2. The ratings shown are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA, are rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investors Service, Inc.

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Tax-Free Unit Trust, Series 535:


We have audited the accompanying statements of net assets and schedules of investments of Nuveen Tax-Free Unit Trust, Series 535 (comprising, Georgia Traditional Trust 208, Maryland Traditional Trust 240, California Insured Trust 139, Florida Insured Trust 128, Massachusetts Insured Trust 50, New Jersey Insured Trust 109, New York Insured Trust 123 and Pennsylvania Insured Trust 117), as of December 31, 1997 and the related statements of operations and changes in net assets for the periods indicated on the face of the financial statements. These financial statements are the responsibility of the Sponsor (See Note 1). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. In addition, securities owned as of December 31, 1997 were confirmed by direct correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the trusts constituting the Nuveen Tax-Free Unit Trust, Series 535, as of December 31, 1997, the results of their operations and changes in their net assets for the periods indicated on the face of the financial statements, in conformity with generally accepted accounting principles.

                       ARTHUR ANDERSEN LLP



Chicago, Illinois,
April 15, 1998.

Prospectus

Part Two must be accompanied by Part One


Sponsor                      John Nuveen & Co. Incorporated
                              333 West Wacker Drive
                              Chicago, Illinois 60606
                              312.917.7700


                             Swiss Bank Tower
                              10 East 50th Street
                              New York, New York 10022
                              212.207.2000


Trustee                      The Chase Manhattan Bank
                              4 New York Plaza
                              New York, New York 10004-2413
                               800.257.8787


Legal Counsel                Chapman and Cutler
 to Sponsor                   111 West Monroe Street
                              Chicago, Illinois  60603


Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York  10005


Independent                  Arthur Andersen LLP
 Public Accountants           33 West Monroe Street
 for the Trust                Chicago, Illinois  60603



Except as to the statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any person to whom it is not lawful to make such offer in such state. The Trust is registered as a Unit Investment Trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units has been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

Statement of differences between electronic filing and printed document. Pursuant to Rule 499(C) (7) under the Securities Act of 1933 and Rule 0-11 under the Investment Company Act of 1940, Registrant hereby identifies those differences in the foregoing document between the electronic format in which
it is filed and the printed form in which it will be circulated:      (1) The
printed and distributed Prospectus may be paged differently because the printed document may contain a different amount of information on each page
from that contained in the electronic transmission.      (2) In the printed
document, footnote symbols may include a "Dagger" or multiple "Dagger". The "Dagger" symbol is represented as # in the electronic document.

                              Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on this April 17, 1998.

                                      Nuveen Tax-Free Unit Trust
              Series 535

                                      By/S/Larry W. Martin
                                            Vice President




                                      By/S/Gifford R. Zimmerman
                                            Assistant Secretary
                                                    or
By/S/Karen L. Healy
                                            Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                                     *Title        Date


Timothy R. Schwertfeger      Chairman, Board of Directors and Chief
                              Executive Officer


Anthony T. Dean              President, Chief Operating Officer and Director


O. Walter Renfftlen          Vice President and Controller (Principal
                              Accounting Officer)
 John P. Amboian              Executive Vice President
(Chief Financial Officer)

                                                       ______________________
                                                         /s/ Larry W.  Martin

                                                         Attorney-in-Fact**


     *The titles of the persons named herein represent their capacity in and relationship to John Nuveen & Co. Incorporated, The Sponsor.

    **An executed copy of each of the related Powers of Attorney has been filed with the Securities and Exchange Commission with the Amendment to the Registration Statement on Form S-6 of the Nuveen Tax-Exempt Unit Trust, Series 671 (File No. 33-49175). The aforesaid Powers of Attorney are incorporated herein by this reference.









                       Consent of Independent Public Accountants


     As Independent Public Accountants, we hereby consent to the use of our Report and to all references to our firm included in this Post-Effective Amendment of Registration Statement.

                        *Arthur Andersen LLP


Chicago, Illinois